ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account D.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contracts and other subaccounts, withdrawals, surrenders and death benefit payments, and surrender charges. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

ONFI - Ohio National Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JIFS - Janus Investment Fund - Class S

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

JPMI - J.P. Morgan Insurance Trust - Class I

ABVB - AB Variable Products Series Fund, Inc. - Class B

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS – Federated Hermes Insurance Series

ALP2 - ALPS Variable Investment Trust - Class II

IVYV - Ivy Variable Insurance Portfolios

NLV2 - Northern Lights Variable Trust - Class 2

Ohio National Variable Account D

Statements of Assets and Contract Owners' Equity	December 31, 2022

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
ONFI - ON Bond Subaccount	4,156	$70,885	$67,205	$67,205
ONFI - ON BlackRock Balanced Allocation Subaccount	7,524	214,389	205,850	205,850
ONFI - ON BlackRock Advantage International Equity Subaccount	13,767	182,401	183,383	183,383
ONFI - ON Janus Henderson Forty Subaccount	152,337	320,187	181,281	181,281
ONFI - ON AB Small Cap Subaccount	35,488	582,711	377,234	377,234
ONFI - ON AB Mid Cap Core Subaccount	11,260	306,769	283,289	283,289
ONFI - ON S&P 500® Index Subaccount	13,495	401,082	440,086	440,086
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	8,013	132,986	130,770	130,770
ONFI - ON Federated High Income Bond Subaccount	5,090	89,679	91,465	91,465
ONFI - ON Nasdaq-100® Index Subaccount	10,106	181,450	125,918	125,918
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	31,997	952,532	825,213	825,213
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	8,657	206,704	160,066	160,066
ONFI - ON S&P MidCap 400® Index Subaccount	3,703	70,154	69,292	69,292
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	7,101	87,499	46,651	46,651
ONFI - ON Risk Managed Balanced Subaccount	928	14,385	11,775	11,775
ONFI - ON Federated Core Plus Bond Subaccount	32,541	332,678	287,334	287,334
ONFI - ON U.S. Low Volatility Subaccount (b)	9,374	94,009	93,552	93,552
ONFI - ON iShares Managed Risk Balanced Subaccount	4,862	47,610	41,424	41,424
FIDS - VIP Government Money Market Subaccount	825,918	825,918	825,918	825,918
FID2 - VIP Mid Cap Subaccount	18,681	618,547	582,859	582,859
FID2 - VIP Contrafund® Subaccount	19,391	659,130	708,536	708,536
FID2 - VIP Growth Subaccount	4,220	326,478	292,332	292,332
FID2 - VIP Equity-Income Subaccount	6,199	139,908	140,780	140,780
FID2 - VIP Real Estate Subaccount	4,952	92,353	80,317	80,317
FID2 - VIP Target Volatility Subaccount	1,177	14,357	12,178	12,178
JIFS - Janus Henderson Research Subaccount	296	13,484	13,504	13,504
JIFS - Janus Henderson Global Research Subaccount	361	17,494	29,020	29,020
JIFS - Janus Henderson Balanced Subaccount	1,123	29,005	42,086	42,086
JIFS - Janus Henderson Overseas Subaccount	1,207	41,685	47,867	47,867
JASS - Janus Henderson Research Subaccount	15	492	455	455
JASS - Janus Henderson Global Research Subaccount	703	34,393	34,055	34,055
JASS - Janus Henderson Balanced Subaccount	2,716	103,478	115,345	115,345
JASS - Janus Henderson Overseas Subaccount	3,576	118,663	131,470	131,470
LEGI - ClearBridge Variable Dividend Strategy Subaccount	906	17,127	19,180	19,180
LEGI - ClearBridge Variable Large Cap Value Subaccount	1,752	36,412	35,310	35,310
ASVT - VT Discovery Subaccount	1,701	37,666	28,962	28,962
MSVI - VIF Core Plus Fixed Income Subaccount	2,898	29,898	24,488	24,488
MSVI - VIF U.S. Real Estate Subaccount	11,167	190,540	144,952	144,952
MSV2 - VIF Growth Subaccount	4,908	91,364	33,521	33,521
GSVI - Large Cap Value Subaccount	33,605	325,111	280,263	280,263
GSVI - U.S. Equity Insights Subaccount	2,593	45,488	41,183	41,183
GSVI - Strategic Growth Subaccount	17,650	227,948	162,384	162,384
GSVS - Trend Driven Allocation Subaccount	744	9,129	7,435	7,435
LAZS - Emerging Markets Equity Subaccount	5,870	116,574	105,193	105,193
LAZS - U.S. Small-Mid Cap Equity Subaccount	7,061	110,254	86,636	86,636
LAZS - International Equity Subaccount	14,845	150,694	118,022	118,022
LAZS - Global Dynamic Multi-Asset Subaccount	335	4,350	3,831	3,831
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	5,913	147,469	240,023	240,023
PRS2 - PSF PGIM Jennison Growth Subaccount	562	35,762	48,905	48,905
JPMI - Small Cap Core Subaccount	5,419	112,496	97,325	97,325
JPMI - Mid Cap Value Subaccount	20,459	222,384	213,384	213,384
ABVB - VPS Global Risk Allocation-Moderate Subaccount	10,131	117,202	103,336	103,336
MFSI - New Discovery Subaccount	8,874	126,650	78,446	78,446
MFSI - Mid Cap Growth Subaccount	7,963	66,682	49,607	49,607
MFSI - Total Return Subaccount	1,627	37,850	35,703	35,703
MFS2 - Massachusetts Investors Growth Stock Subaccount	3,152	66,879	59,441	59,441
PVIA - Real Return Subaccount	14,915	192,986	171,522	171,522
PVIA - Global Bond Opportunities Subaccount	3,468	41,345	32,773	32,773
PVIA - CommodityRealReturn® Strategy Subaccount	1,490	12,315	10,269	10,269
PVIA - Short-Term Subaccount	28	291	284	284
CALI - VP S&P 500 Index Subaccount	3	351	413	413
BNYS - Appreciation Subaccount	114	4,267	3,576	3,576
ROYI - Small-Cap Subaccount	21,250	189,693	177,652	177,652
ROYI - Micro-Cap Subaccount	7,232	71,831	55,830	55,830
AIMI - Invesco V.I. EQV International Equity Series II Subaccount (a)	522	17,366	14,840	14,840
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	15,640	161,361	124,649	124,649
NBAS - AMT Mid Cap Intrinsic Value Subaccount	405	7,927	7,449	7,449
FRT2 - Franklin Income VIP Subaccount	7,411	111,578	109,168	109,168
FRT2 - Franklin DynaTech VIP Subaccount	16,553	82,543	49,162	49,162
FRT2 - Templeton Foreign VIP Subaccount	9,884	134,174	120,291	120,291
FRT4 - Franklin Allocation VIP Subaccount	2	9	9	9
FEDS - Kaufmann Fund II Service Shares Subaccount	2,199	40,044	30,198	30,198
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	34,785	375,283	331,150	331,150
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	387	3,222	3,558	3,558
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	32,996	359,859	317,423	317,423
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	9,087	98,887	93,233	93,233
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	6,181	75,910	75,661	75,661
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	16,530	156,203	129,762	129,762
IVYV - Delaware Ivy VIP Natural Resources Subaccount	3,054	12,508	14,570	14,570
IVYV - Delaware Ivy VIP Science and Technology Subaccount	3,932	102,034	68,607	68,607
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	4,593	32,067	19,750	19,750
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	56,737	240,075	133,899	133,899
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	5,212	43,318	28,926	28,926

(a)	Name change effective on April 22, 2022:

AIMI - Invesco V.I. EQV International Equity Series II Subaccount formerly known as AIMI - Invesco V.I. International Growth Series II Subaccount

(b)	Name change effective on August 19, 2022:

 ONFI - ON U.S. Low Volatility Subaccount formerly known as ONFI - ON Janus Henderson U.S. Low Volatility Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Operations	For the Period Ended December 31, 2022

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
ONFI - ON Bond Subaccount	$2,297	$(899)	$1,398	$417	$11	$(13,989)	$(13,978)	$(12,163)
ONFI - ON BlackRock Balanced Allocation Subaccount	3,093	(2,796)	297	39,765	1,213	(87,408)	(86,195)	(46,133)
ONFI - ON BlackRock Advantage International Equity Subaccount	4,871	(2,477)	2,394	23,013	2,915	(60,282)	(57,367)	(31,960)
ONFI - ON Janus Henderson Forty Subaccount	0	(2,831)	(2,831)	178,146	6,965	(285,458)	(278,493)	(103,178)
ONFI - ON AB Small Cap Subaccount	214	(5,629)	(5,415)	261,814	(3,623)	(411,704)	(415,327)	(158,928)
ONFI - ON AB Mid Cap Core Subaccount	694	(4,116)	(3,422)	137,248	7,746	(235,839)	(228,093)	(94,267)
ONFI - ON S&P 500® Index Subaccount	6,610	(7,109)	(499)	65,001	16,638	(212,176)	(195,538)	(131,036)
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2,046	(1,747)	299	28,287	1,111	(44,011)	(42,900)	(14,314)
ONFI - ON Federated High Income Bond Subaccount	5,412	(1,280)	4,132	0	1,164	(18,864)	(17,700)	(13,568)
ONFI - ON Nasdaq-100® Index Subaccount	652	(2,082)	(1,430)	49,273	(4,095)	(112,450)	(116,545)	(68,702)
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	7,040	(11,841)	(4,801)	234,836	2,750	(444,878)	(442,128)	(212,093)
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	0	(2,407)	(2,407)	55,948	1,195	(120,300)	(119,105)	(65,564)
ONFI - ON S&P MidCap 400® Index Subaccount	733	(907)	(174)	11,095	117	(21,899)	(21,782)	(10,861)
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	0	(719)	(719)	36,249	(33)	(58,409)	(58,442)	(22,912)
ONFI - ON Risk Managed Balanced Subaccount	20	(135)	(115)	448	(22)	(2,919)	(2,941)	(2,608)
ONFI - ON Federated Core Plus Bond Subaccount	4,861	(4,378)	483	154	(8,501)	(43,881)	(52,382)	(51,745)
ONFI - ON U.S. Low Volatility Subaccount (note 4)	513	(1,234)	(721)	2,360	186	(10,217)	(10,031)	(8,392)
ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)	301	(528)	(227)	114	(85)	(7,065)	(7,150)	(7,263)
FIDS - VIP Government Money Market Subaccount	9,500	(6,730)	2,770	0	51	0	51	2,821
FID2 - VIP Mid Cap Subaccount	1,663	(9,093)	(7,430)	44,371	(10,447)	(166,000)	(176,447)	(139,506)
FID2 - VIP Contrafund® Subaccount	2,076	(11,711)	(9,635)	40,639	23,853	(381,255)	(357,402)	(326,398)
FID2 - VIP Growth Subaccount	1,445	(5,308)	(3,863)	30,026	(9,976)	(146,810)	(156,786)	(130,623)
FID2 - VIP Equity-Income Subaccount	2,672	(1,900)	772	5,309	270	(15,068)	(14,798)	(8,717)
FID2 - VIP Real Estate Subaccount	1,028	(1,201)	(173)	2,623	(152)	(33,322)	(33,474)	(31,024)
FID2 - VIP Target Volatility Subaccount	280	(158)	122	141	(19)	(2,433)	(2,452)	(2,189)
JIFS - Janus Henderson Research Subaccount	0	(203)	(203)	34	22	(5,966)	(5,944)	(6,113)
JIFS - Janus Henderson Global Research Subaccount	144	(411)	(267)	966	191	(8,576)	(8,385)	(7,686)
JIFS - Janus Henderson Balanced Subaccount	390	(844)	(454)	353	11,245	(26,839)	(15,594)	(15,695)
JIFS - Janus Henderson Overseas Subaccount	572	(683)	(111)	0	606	(7,138)	(6,532)	(6,643)
JASS - Janus Henderson Research Subaccount	0	(184)	(184)	65	7,930	(18,164)	(10,234)	(10,353)
JASS - Janus Henderson Global Research Subaccount	307	(450)	(143)	3,778	41	(11,622)	(11,581)	(7,946)
JASS - Janus Henderson Balanced Subaccount	1,595	(3,011)	(1,416)	6,768	33,434	(102,163)	(68,729)	(63,377)
JASS - Janus Henderson Overseas Subaccount	2,522	(2,128)	394	0	1,033	(26,695)	(25,662)	(25,268)
LEGI - ClearBridge Variable Dividend Strategy Subaccount	309	(608)	(299)	2,250	2,788	(13,802)	(11,014)	(9,063)
LEGI - ClearBridge Variable Large Cap Value Subaccount	470	(461)	9	1,335	(2)	(4,159)	(4,161)	(2,817)
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	53	(517)	(464)	1,345	(5,085)	(4,811)	(9,896)	(9,015)
ASVT - VT Discovery Subaccount	0	(443)	(443)	11,200	27	(29,465)	(29,438)	(18,681)
MSVI - VIF Core Plus Fixed Income Subaccount	918	(309)	609	410	(49)	(4,804)	(4,853)	(3,834)
MSVI - VIF U.S. Real Estate Subaccount	2,148	(2,338)	(190)	37,585	1,495	(96,862)	(95,367)	(57,972)
MSV2 - VIF Growth Subaccount	0	(547)	(547)	22,637	(1,245)	(62,903)	(64,148)	(42,058)
GSVI - Large Cap Value Subaccount	3,842	(4,187)	(345)	27,321	(9,341)	(48,959)	(58,300)	(31,324)
GSVI - U.S. Equity Insights Subaccount	363	(569)	(206)	231	(15)	(10,241)	(10,256)	(10,231)
GSVI - Strategic Growth Subaccount	0	(2,920)	(2,920)	31,266	(11,627)	(117,134)	(128,761)	(100,415)
GSVS - Trend Driven Allocation Subaccount	0	(102)	(102)	300	(11)	(1,932)	(1,943)	(1,745)
LAZS - Emerging Markets Equity Subaccount	3,634	(1,421)	2,213	0	(82)	(21,228)	(21,310)	(19,097)
LAZS - U.S. Small-Mid Cap Equity Subaccount	0	(1,182)	(1,182)	23,712	(72)	(38,917)	(38,989)	(16,459)
LAZS - International Equity Subaccount	4,456	(1,616)	2,840	13,698	(1,741)	(37,486)	(39,227)	(22,689)
LAZS - Global Dynamic Multi-Asset Subaccount	3	(47)	(44)	230	(4)	(858)	(862)	(676)
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	0	(3,829)	(3,829)	0	25,150	(124,844)	(99,694)	(103,523)
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(1,055)	(1,055)	0	8,570	(51,644)	(43,074)	(44,129)
JPMI - Small Cap Core Subaccount	423	(1,300)	(877)	19,668	(31)	(40,906)	(40,937)	(22,146)
JPMI - Mid Cap Value Subaccount	1,972	(2,830)	(858)	29,640	681	(49,920)	(49,239)	(20,457)
ABVB - VPS Global Risk Allocation-Moderate Subaccount (note 4)	641	(1,356)	(715)	2,570	(102)	(18,584)	(18,686)	(16,831)
MFSI - New Discovery Subaccount	0	(988)	(988)	27,477	(409)	(54,033)	(54,442)	(27,953)
MFSI - Mid Cap Growth Subaccount	0	(667)	(667)	8,245	(260)	(26,055)	(26,315)	(18,737)
MFSI - Total Return Subaccount	766	(628)	138	4,556	(1,996)	(9,761)	(11,757)	(7,063)
MFS2 - Massachusetts Investors Growth Stock Subaccount	0	(707)	(707)	7,309	(3)	(18,585)	(18,588)	(11,986)
PVIA - Real Return Subaccount	12,256	(2,364)	9,892	0	328	(35,652)	(35,324)	(25,432)
PVIA - Global Bond Opportunities Subaccount	514	(465)	49	485	(1,021)	(4,333)	(5,354)	(4,820)
PVIA - CommodityRealReturn® Strategy Subaccount	4,358	(237)	4,121	0	(1,490)	(864)	(2,354)	1,767
PVIA - Short-Term Subaccount	5	(4)	1	0	0	(6)	(6)	(5)
CALI - VP S&P 500 Index Subaccount	6	(7)	(1)	34	2	(135)	(133)	(100)
BNYS - Appreciation Subaccount	15	(44)	(29)	930	(5)	(1,599)	(1,604)	(703)
ROYI - Small-Cap Subaccount	702	(2,587)	(1,885)	3,161	(6,414)	(22,383)	(28,797)	(27,521)
ROYI - Micro-Cap Subaccount	0	(814)	(814)	18,124	589	(35,843)	(35,254)	(17,944)
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	212	(143)	69	1,657	(15)	(3,028)	(3,043)	(1,317)
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	9,720	(1,822)	7,898	4,703	(3,439)	(33,201)	(36,640)	(24,039)
NBAS - AMT Mid Cap Intrinsic Value Subaccount	12	(99)	(87)	949	49	(1,809)	(1,760)	(898)
FRT2 - Franklin Income VIP Subaccount	9,143	(2,074)	7,069	3,711	(2,916)	(21,968)	(24,884)	(14,104)
FRT2 - Franklin DynaTech VIP Subaccount	0	(705)	(705)	24,747	(377)	(52,285)	(52,662)	(28,620)
FRT2 - Templeton Foreign VIP Subaccount	3,518	(1,601)	1,917	0	(1,529)	(11,931)	(13,460)	(11,543)
FRT4 - Franklin Allocation VIP Subaccount	0	0	0	0	0	0	0	0
FEDS - Kaufmann Fund II Service Shares Subaccount	0	(439)	(439)	4,410	(40)	(17,685)	(17,725)	(13,754)
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	5,075	(3,887)	1,188	11,753	(253)	(48,256)	(48,509)	(35,568)
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	64	(138)	(74)	159	(2,088)	(239)	(2,327)	(2,242)
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	5,605	(4,540)	1,065	15,262	2,125	(73,584)	(71,459)	(55,132)
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	1,547	(1,614)	(67)	3,885	2,929	(29,858)	(26,929)	(23,111)
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	1,179	(1,066)	113	2,784	2,520	(18,656)	(16,136)	(13,239)
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2,131	(1,743)	388	10,475	(1,192)	(33,247)	(34,439)	(23,576)
IVYV - Delaware Ivy VIP Natural Resources Subaccount	197	(169)	28	0	24	1,598	1,622	1,650
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(1,071)	(1,071)	10,052	(5,933)	(35,962)	(41,895)	(32,914)
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	3,683	(279)	3,404	8,247	62	(14,790)	(14,728)	(3,077)
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	21,449	(1,875)	19,574	86,326	(102)	(128,421)	(128,523)	(22,623)
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2,472	(386)	2,086	12,287	(4)	(19,060)	(19,064)	(4,691)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Bond Subaccount	ONFI - ON Bond Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,398	$(46)	$297	$(3,281)	$2,394	$(751)
Reinvested capital gains	417	182	39,765	17,182	23,013	0
Realized gain (loss)	11	30,193	1,213	216,831	2,915	35,863
Unrealized gain (loss)	(13,989)	(34,711)	(87,408)	(147,389)	(60,282)	(1,584)
Net increase (decrease) in contract owners' equity from operations	(12,163)	(4,382)	(46,133)	83,343	(31,960)	33,528
Equity transactions:
Contract purchase payments (note 1)	6,368	18,186	28,913	30,539	18,596	23,779
Transfers (to) and from other subaccounts	703	(7,770)	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	0	(156,588)	(5,592)	(518,133)	(22,278)	(118,328)
Surrender charges (note 2)	0	(1,159)	0	(314)	0	(468)
Net equity transactions	7,071	(147,331)	23,321	(487,908)	(3,682)	(95,017)
Net change in contract owners' equity	(5,092)	(151,713)	(22,812)	(404,565)	(35,642)	(61,489)
Contract owners' equity:
Beginning of period	72,297	224,010	228,662	633,227	219,025	280,514
End of period	$67,205	$72,297	$205,850	$228,662	$183,383	$219,025

Change in units:
Beginning units	2,608	7,853	5,030	16,362	10,703	15,350
Units purchased	289	658	745	731	1,072	1,205
Units redeemed	0	(5,903)	(150)	(12,063)	(1,279)	(5,852)
Ending units	2,897	2,608	5,625	5,030	10,496	10,703

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON AB Mid Cap Core Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,831)	$(4,150)	$(5,415)	$(8,565)	$(3,422)	$(6,702)
Reinvested capital gains	178,146	39,349	261,814	59,202	137,248	21,693
Realized gain (loss)	6,965	40,278	(3,623)	92,353	7,746	190,747
Unrealized gain (loss)	(285,458)	(22,478)	(411,704)	(103,044)	(235,839)	(127,165)
Net increase (decrease) in contract owners' equity from operations	(103,178)	52,999	(158,928)	39,946	(94,267)	78,573
Equity transactions:
Contract purchase payments (note 1)	6,437	12,162	15,024	14,837	12,425	15,371
Transfers (to) and from other subaccounts	0	(15,965)	670	812	532	645
Transfers (to) and from fixed dollar contract	600	0	602	660	99	50
Withdrawals, surrenders and death benefit payments	(23,728)	(39,963)	(16,974)	(183,997)	(16,911)	(309,561)
Surrender charges (note 2)	0	(50)	0	(76)	0	(394)
Net equity transactions	(16,691)	(43,816)	(678)	(167,764)	(3,855)	(293,889)
Net change in contract owners' equity	(119,869)	9,183	(159,606)	(127,818)	(98,122)	(215,316)
Contract owners' equity:
Beginning of period	301,150	291,967	536,840	664,658	381,411	596,727
End of period	$181,281	$301,150	$377,234	$536,840	$283,289	$381,411

Change in units:
Beginning units	6,554	7,504	8,544	11,290	5,081	9,160
Units purchased	209	408	337	266	217	230
Units redeemed	(712)	(1,358)	(343)	(3,012)	(310)	(4,309)
Ending units	6,051	6,554	8,538	8,544	4,988	5,081

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON S&P 500® Index Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Federated High Income Bond Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(499)	$(7,088)	$299	$(227)	$4,132	$4,220
Reinvested capital gains	65,001	38,997	28,287	0	0	0
Realized gain (loss)	16,638	523,823	1,111	9,422	1,164	4,065
Unrealized gain (loss)	(212,176)	(242,300)	(44,011)	20,831	(18,864)	(4,136)
Net increase (decrease) in contract owners' equity from operations	(131,036)	313,432	(14,314)	30,026	(13,568)	4,149
Equity transactions:
Contract purchase payments (note 1)	40,663	104,642	8,930	12,645	4,810	5,952
Transfers (to) and from other subaccounts	(49,660)	18,190	0	0	(5,877)	0
Transfers (to) and from fixed dollar contract	(14,231)	932	(410)	610	(764)	0
Withdrawals, surrenders and death benefit payments	(59,044)	(1,250,937)	(2,882)	(31,325)	(2,702)	(17,315)
Surrender charges (note 2)	0	(4,711)	0	(544)	0	0
Net equity transactions	(82,272)	(1,131,884)	5,638	(18,614)	(4,533)	(11,363)
Net change in contract owners' equity	(213,308)	(818,452)	(8,676)	11,412	(18,101)	(7,214)
Contract owners' equity:
Beginning of period	653,394	1,471,846	139,446	128,034	109,566	116,780
End of period	$440,086	$653,394	$130,770	$139,446	$91,465	$109,566

Change in units:
Beginning units	9,647	27,501	5,370	6,100	3,581	3,953
Units purchased	715	2,064	399	557	175	197
Units redeemed	(2,289)	(19,918)	(162)	(1,287)	(335)	(569)
Ending units	8,073	9,647	5,607	5,370	3,421	3,581

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,430)	$(5,326)	$(4,801)	$(6,638)	$(2,407)	$(3,496)
Reinvested capital gains	49,273	52,563	234,836	81,400	55,948	30,048
Realized gain (loss)	(4,095)	210,792	2,750	166,967	1,195	19,663
Unrealized gain (loss)	(112,450)	(140,250)	(444,878)	38,235	(120,300)	(38,464)
Net increase (decrease) in contract owners' equity from operations	(68,702)	117,779	(212,093)	279,964	(65,564)	7,751
Equity transactions:
Contract purchase payments (note 1)	20,906	62,678	45,877	47,658	10,578	12,696
Transfers (to) and from other subaccounts	0	0	2,363	3,000	4,286	96
Transfers (to) and from fixed dollar contract	0	0	(941)	50	(746)	0
Withdrawals, surrenders and death benefit payments	(30,170)	(509,886)	(31,268)	(457,121)	(24,573)	(40,396)
Surrender charges (note 2)	0	(5,475)	0	(320)	0	(493)
Net equity transactions	(9,264)	(452,683)	16,031	(406,733)	(10,455)	(28,097)
Net change in contract owners' equity	(77,966)	(334,904)	(196,062)	(126,769)	(76,019)	(20,346)
Contract owners' equity:
Beginning of period	203,884	538,788	1,021,275	1,148,044	236,085	256,431
End of period	$125,918	$203,884	$825,213	$1,021,275	$160,066	$236,085

Change in units:
Beginning units	6,058	20,058	22,261	31,725	6,898	7,692
Units purchased	806	2,156	1,241	1,262	542	362
Units redeemed	(1,241)	(16,156)	(840)	(10,726)	(1,024)	(1,156)
Ending units	5,623	6,058	22,662	22,261	6,416	6,898

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON Risk Managed Balanced Subaccount	ONFI - ON Risk Managed Balanced Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(174)	$(480)	$(719)	$(641)	$(115)	$(100)
Reinvested capital gains	11,095	1,166	36,249	16,915	448	1,186
Realized gain (loss)	117	11,417	(33)	1,090	(22)	1,511
Unrealized gain (loss)	(21,899)	5,499	(58,409)	(3,756)	(2,919)	(882)
Net increase (decrease) in contract owners' equity from operations	(10,861)	17,602	(22,912)	13,608	(2,608)	1,715
Equity transactions:
Contract purchase payments (note 1)	6,349	13,582	4,083	3,635	4,604	8,922
Transfers (to) and from other subaccounts	0	0	112	853	0	0
Transfers (to) and from fixed dollar contract	0	0	(803)	0	0	0
Withdrawals, surrenders and death benefit payments	0	(38,092)	(1,415)	(2,544)	0	(8,867)
Surrender charges (note 2)	0	(1,206)	0	0	0	(531)
Net equity transactions	6,349	(25,716)	1,977	1,944	4,604	(476)
Net change in contract owners' equity	(4,512)	(8,114)	(20,935)	15,552	1,996	1,239
Contract owners' equity:
Beginning of period	73,804	81,918	67,586	52,034	9,779	8,540
End of period	$69,292	$73,804	$46,651	$67,586	$11,775	$9,779

Change in units:
Beginning units	3,641	4,951	1,694	1,630	476	472
Units purchased	359	718	139	129	275	473
Units redeemed	0	(2,028)	(76)	(65)	0	(469)
Ending units	4,000	3,641	1,757	1,694	751	476

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Federated Core Plus Bond Subaccount	ONFI - ON Federated Core Plus Bond Subaccount	ONFI - ON U.S. Low Volatility Subaccount (note 4)	ONFI - ON U.S. Low Volatility Subaccount (note 4)	ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)	ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)
	2022	2021 (a)	2022	06-25-2021 to 12-31-2021	2022	06-25-2021 to 12-31-2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$483	$(1,735)	$(721)	$(939)	$(227)	$(476)
Reinvested capital gains	154	48	2,360	0	114	0
Realized gain (loss)	(8,501)	1,494	186	5,105	(85)	1,270
Unrealized gain (loss)	(43,881)	(1,463)	(10,217)	9,760	(7,065)	879
Net increase (decrease) in contract owners' equity from operations	(51,745)	(1,656)	(8,392)	13,926	(7,263)	1,673
Equity transactions:
Contract purchase payments (note 1)	34,216	8,660	5,824	3,607	9,067	5,256
Transfers (to) and from other subaccounts	(1,923)	550,714	0	185,657	0	106,642
Transfers (to) and from fixed dollar contract	173	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(64,225)	(186,880)	(1,804)	(105,266)	(1,517)	(72,434)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	(31,759)	372,494	4,020	83,998	7,550	39,464
Net change in contract owners' equity	(83,504)	370,838	(4,372)	97,924	287	41,137
Contract owners' equity:
Beginning of period	370,838	0	97,924	0	41,137	0
End of period	$287,334	$370,838	$93,552	$97,924	$41,424	$41,137

Change in units:
Beginning units	37,852	0	8,867	0	4,049	0
Units purchased	4,185	56,682	564	18,912	1,018	11,186
Units redeemed	(7,957)	(18,830)	(166)	(10,045)	(157)	(7,137)
Ending units	34,080	37,852	9,265	8,867	4,910	4,049

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,770	$(3,044)	$(7,430)	$(8,346)	$(9,635)	$(15,535)
Reinvested capital gains	0	0	44,371	127,307	40,639	144,388
Realized gain (loss)	51	0	(10,447)	45,693	23,853	109,821
Unrealized gain (loss)	0	0	(166,000)	6,682	(381,255)	36,466
Net increase (decrease) in contract owners' equity from operations	2,821	(3,044)	(139,506)	171,336	(326,398)	275,140
Equity transactions:
Contract purchase payments (note 1)	332,953	53,084	37,929	41,150	30,360	37,199
Transfers (to) and from other subaccounts	366,956	(40,605)	(24,483)	13,715	1,085	14,130
Transfers (to) and from fixed dollar contract	(31,937)	0	2,258	955	(71,055)	0
Withdrawals, surrenders and death benefit payments	(46,152)	(41,595)	(109,734)	(153,867)	(107,281)	(260,662)
Surrender charges (note 2)	0	(2)	0	(1,194)	0	(93)
Net equity transactions	621,820	(29,118)	(94,030)	(99,241)	(146,891)	(209,426)
Net change in contract owners' equity	624,641	(32,162)	(233,536)	72,095	(473,289)	65,714
Contract owners' equity:
Beginning of period	201,277	233,439	816,395	744,300	1,181,825	1,116,111
End of period	$825,918	$201,277	$582,859	$816,395	$708,536	$1,181,825

Change in units:
Beginning units	16,401	18,770	12,907	14,549	23,760	28,231
Units purchased	59,143	4,301	806	968	823	1,196
Units redeemed	(8,255)	(6,670)	(2,730)	(2,610)	(4,944)	(5,667)
Ending units	67,289	16,401	10,983	12,907	19,639	23,760

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(3,863)	$(7,296)	$772	$72	$(173)	$(311)
Reinvested capital gains	30,026	108,545	5,309	18,312	2,623	553
Realized gain (loss)	(9,976)	51,401	270	21,353	(152)	672
Unrealized gain (loss)	(146,810)	(44,680)	(15,068)	2,524	(33,322)	26,389
Net increase (decrease) in contract owners' equity from operations	(130,623)	107,970	(8,717)	42,261	(31,024)	27,303
Equity transactions:
Contract purchase payments (note 1)	42,399	42,722	14,838	12,040	11,916	10,930
Transfers (to) and from other subaccounts	(35,666)	12,265	93	113	0	0
Transfers (to) and from fixed dollar contract	(6,349)	2,050	7,836	0	(110)	0
Withdrawals, surrenders and death benefit payments	(79,802)	(164,830)	(14,653)	(127,464)	(4,661)	(4,813)
Surrender charges (note 2)	0	(929)	0	(467)	0	0
Net equity transactions	(79,418)	(108,722)	8,114	(115,778)	7,145	6,117
Net change in contract owners' equity	(210,041)	(752)	(603)	(73,517)	(23,879)	33,420
Contract owners' equity:
Beginning of period	502,373	503,125	141,383	214,900	104,196	70,776
End of period	$292,332	$502,373	$140,780	$141,383	$80,317	$104,196

Change in units:
Beginning units	14,368	17,450	4,147	7,750	3,135	2,914
Units purchased	1,955	1,803	730	388	434	385
Units redeemed	(5,078)	(4,885)	(460)	(3,991)	(181)	(164)
Ending units	11,245	14,368	4,417	4,147	3,388	3,135

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FID2 - VIP Target Volatility Subaccount	FID2 - VIP Target Volatility Subaccount	JIFS - Janus Henderson Research Subaccount	JIFS - Janus Henderson Research Subaccount	JIFS - Janus Henderson Global Research Subaccount	JIFS - Janus Henderson Global Research Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$122	$(310)	$(203)	$(413)	$(267)	$(473)
Reinvested capital gains	141	1,626	34	2,321	966	3,608
Realized gain (loss)	(19)	3,544	22	8,272	191	738
Unrealized gain (loss)	(2,433)	(2,186)	(5,966)	(4,802)	(8,576)	1,287
Net increase (decrease) in contract owners' equity from operations	(2,189)	2,674	(6,113)	5,378	(7,686)	5,160
Equity transactions:
Contract purchase payments (note 1)	1,724	8,962	0	0	0	0
Transfers (to) and from other subaccounts	0	0	0	(4,563)	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	0	(30,102)	0	(16,176)	(1)	(683)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	1,724	(21,140)	0	(20,739)	(1)	(683)
Net change in contract owners' equity	(465)	(18,466)	(6,113)	(15,361)	(7,687)	4,477
Contract owners' equity:
Beginning of period	12,643	31,109	19,617	34,978	36,707	32,230
End of period	$12,178	$12,643	$13,504	$19,617	$29,020	$36,707

Change in units:
Beginning units	788	2,142	635	1,340	1,532	1,560
Units purchased	124	598	0	0	0	0
Units redeemed	0	(1,952)	0	(705)	0	(28)
Ending units	912	788	635	635	1,532	1,532

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	JIFS - Janus Henderson Balanced Subaccount	JIFS - Janus Henderson Balanced Subaccount	JIFS - Janus Henderson Overseas Subaccount	JIFS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(454)	$(715)	$(111)	$(398)	$(184)	$(723)
Reinvested capital gains	353	3,191	0	0	65	2,930
Realized gain (loss)	11,245	3,071	606	721	7,930	8,215
Unrealized gain (loss)	(26,839)	6,417	(7,138)	6,099	(18,164)	(995)
Net increase (decrease) in contract owners' equity from operations	(15,695)	11,964	(6,643)	6,422	(10,353)	9,427
Equity transactions:
Contract purchase payments (note 1)	(585)	(187)	(112)	(39)	271	4,127
Transfers (to) and from other subaccounts	0	0	0	(1,543)	(36,362)	(5,976)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(31,853)	(6,188)	(6,184)	(730)	0	(15,026)
Surrender charges (note 2)	0	0	0	0	0	(660)
Net equity transactions	(32,438)	(6,375)	(6,296)	(2,312)	(36,091)	(17,535)
Net change in contract owners' equity	(48,133)	5,589	(12,939)	4,110	(46,444)	(8,108)
Contract owners' equity:
Beginning of period	90,219	84,630	60,806	56,696	46,899	55,007
End of period	$42,086	$90,219	$47,867	$60,806	$455	$46,899

Change in units:
Beginning units	2,359	2,549	2,050	2,127	814	1,131
Units purchased	0	0	0	0	6	80
Units redeemed	(1,017)	(190)	(252)	(77)	(809)	(397)
Ending units	1,342	2,359	1,798	2,050	11	814

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(143)	$(397)	$(1,416)	$(2,629)	$394	$(677)
Reinvested capital gains	3,778	2,000	6,768	3,160	0	0
Realized gain (loss)	41	3,876	33,434	31,994	1,033	11,598
Unrealized gain (loss)	(11,622)	637	(102,163)	24,480	(26,695)	12,367
Net increase (decrease) in contract owners' equity from operations	(7,946)	6,116	(63,377)	57,005	(25,268)	23,288
Equity transactions:
Contract purchase payments (note 1)	4,151	5,805	30,644	29,023	11,060	12,629
Transfers (to) and from other subaccounts	0	0	(57,944)	2,609	(22,371)	13,912
Transfers (to) and from fixed dollar contract	0	0	(98,086)	0	3,562	0
Withdrawals, surrenders and death benefit payments	(2)	(12,145)	(61,430)	(105,232)	(32,512)	(56,930)
Surrender charges (note 2)	0	(434)	0	(701)	0	0
Net equity transactions	4,149	(6,774)	(186,816)	(74,301)	(40,261)	(30,389)
Net change in contract owners' equity	(3,797)	(658)	(250,193)	(17,296)	(65,529)	(7,101)
Contract owners' equity:
Beginning of period	37,852	38,510	365,538	382,834	196,999	204,100
End of period	$34,055	$37,852	$115,345	$365,538	$131,470	$196,999

Change in units:
Beginning units	960	1,135	10,949	13,228	10,721	12,416
Units purchased	129	158	1,190	1,046	985	1,463
Units redeemed	0	(333)	(7,940)	(3,325)	(3,752)	(3,158)
Ending units	1,089	960	4,199	10,949	7,954	10,721

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount
	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$244	$(299)	$109	$9	$(342)
Reinvested capital gains	34,344	2,250	4,042	1,335	3,463
Realized gain (loss)	(5,818)	2,788	189	(2)	4,000
Unrealized gain (loss)	(14,081)	(13,802)	7,153	(4,159)	5,058
Net increase (decrease) in contract owners' equity from operations	14,689	(9,063)	11,493	(2,817)	12,179
Equity transactions:
Contract purchase payments (note 1)	7,368	644	582	1,365	5,046
Transfers (to) and from other subaccounts	(185,657)	(29,993)	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(2,285)	0	0	0	(36,553)
Surrender charges (note 2)	0	0	0	0	0
Net equity transactions	(180,574)	(29,349)	582	1,365	(31,507)
Net change in contract owners' equity	(165,885)	(38,412)	12,075	(1,452)	(19,328)
Contract owners' equity:
Beginning of period	165,885	57,592	45,517	36,762	56,090
End of period	$0	$19,180	$57,592	$35,310	$36,762

Change in units:
Beginning units	7,575	1,959	1,937	1,080	2,053
Units purchased	327	23	22	44	165
Units redeemed	(7,902)	(1,263)	0	0	(1,138)
Ending units	0	719	1,959	1,124	1,080

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	ASVT - VT Discovery Subaccount	ASVT - VT Discovery Subaccount	MSVI - VIF Core Plus Fixed Income Subaccount	MSVI - VIF Core Plus Fixed Income Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(464)	$819	$(443)	$(685)	$609	$511
Reinvested capital gains	1,345	0	11,200	3,791	410	1,487
Realized gain (loss)	(5,085)	249	27	341	(49)	1,020
Unrealized gain (loss)	(4,811)	5,220	(29,465)	(6,692)	(4,804)	(3,519)
Net increase (decrease) in contract owners' equity from operations	(9,015)	6,288	(18,681)	(3,245)	(3,834)	(501)
Equity transactions:
Contract purchase payments (note 1)	7,073	9,026	0	0	5,376	6,091
Transfers (to) and from other subaccounts	(59,757)	0	0	0	0	0
Transfers (to) and from fixed dollar contract	(1,549)	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(1,355)	(2,779)	(570)	0	0	(17,058)
Surrender charges (note 2)	0	0	0	0	0	(58)
Net equity transactions	(55,588)	6,247	(570)	0	5,376	(11,025)
Net change in contract owners' equity	(64,603)	12,535	(19,251)	(3,245)	1,542	(11,526)
Contract owners' equity:
Beginning of period	64,603	52,068	48,213	51,458	22,946	34,472
End of period	$0	$64,603	$28,962	$48,213	$24,488	$22,946

Change in units:
Beginning units	4,714	4,233	1,123	1,123	1,404	2,074
Units purchased	569	689	0	0	368	372
Units redeemed	(5,283)	(208)	(23)	0	0	(1,042)
Ending units	0	4,714	1,100	1,123	1,772	1,404

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(190)	$1,410	$(547)	$(1,968)	$(345)	$(414)
Reinvested capital gains	37,585	0	22,637	44,650	27,321	40,595
Realized gain (loss)	1,495	8,039	(1,245)	51,262	(9,341)	1,453
Unrealized gain (loss)	(96,862)	61,021	(62,903)	(79,908)	(48,959)	19,173
Net increase (decrease) in contract owners' equity from operations	(57,972)	70,470	(42,058)	14,036	(31,324)	60,807
Equity transactions:
Contract purchase payments (note 1)	13,151	12,796	9,927	28,819	25,382	21,454
Transfers (to) and from other subaccounts	(22,000)	1,000	3,000	(6,000)	9,023	12,750
Transfers (to) and from fixed dollar contract	0	2,000	1,500	(13,330)	4,569	0
Withdrawals, surrenders and death benefit payments	(16,493)	(47,374)	(1,384)	(152,566)	(68,515)	(17,485)
Surrender charges (note 2)	0	(2)	0	(1,065)	0	(3)
Net equity transactions	(25,342)	(31,580)	13,043	(144,142)	(29,541)	16,716
Net change in contract owners' equity	(83,314)	38,890	(29,015)	(130,106)	(60,865)	77,523
Contract owners' equity:
Beginning of period	228,266	189,376	62,536	192,642	341,128	263,605
End of period	$144,952	$228,266	$33,521	$62,536	$280,263	$341,128

Change in units:
Beginning units	3,535	4,045	866	2,629	11,916	11,278
Units purchased	258	394	344	370	1,505	1,300
Units redeemed	(674)	(904)	(29)	(2,133)	(2,824)	(662)
Ending units	3,119	3,535	1,181	866	10,597	11,916

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	GSVS - Trend Driven Allocation Subaccount	GSVS - Trend Driven Allocation Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(206)	$(250)	$(2,920)	$(3,744)	$(102)	$(287)
Reinvested capital gains	231	10,363	31,266	35,082	300	983
Realized gain (loss)	(15)	2,094	(11,627)	7,050	(11)	3,593
Unrealized gain (loss)	(10,241)	(1,196)	(117,134)	12,868	(1,932)	(1,042)
Net increase (decrease) in contract owners' equity from operations	(10,231)	11,011	(100,415)	51,256	(1,745)	3,247
Equity transactions:
Contract purchase payments (note 1)	3,302	4,020	22,252	15,732	938	9,616
Transfers (to) and from other subaccounts	0	0	(47,066)	1,048	0	0
Transfers (to) and from fixed dollar contract	0	0	(10,703)	28	0	0
Withdrawals, surrenders and death benefit payments	(4)	(6,179)	(816)	(29,756)	(5)	(33,072)
Surrender charges (note 2)	0	(4)	0	(20)	0	(68)
Net equity transactions	3,298	(2,163)	(36,333)	(12,968)	933	(23,524)
Net change in contract owners' equity	(6,933)	8,848	(136,748)	38,288	(812)	(20,277)
Contract owners' equity:
Beginning of period	48,116	39,268	299,132	260,844	8,247	28,524
End of period	$41,183	$48,116	$162,384	$299,132	$7,435	$8,247

Change in units:
Beginning units	1,345	1,402	6,858	7,194	536	2,124
Units purchased	109	126	844	426	70	680
Units redeemed	0	(183)	(2,111)	(762)	0	(2,268)
Ending units	1,454	1,345	5,591	6,858	606	536

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - U.S. Small-Mid Cap Equity Subaccount	LAZS - U.S. Small-Mid Cap Equity Subaccount	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,213	$361	$(1,182)	$(1,577)	$2,840	$(553)
Reinvested capital gains	0	0	23,712	148	13,698	1,724
Realized gain (loss)	(82)	12,491	(72)	6,786	(1,741)	473
Unrealized gain (loss)	(21,228)	(2,046)	(38,917)	15,832	(37,486)	4,318
Net increase (decrease) in contract owners' equity from operations	(19,097)	10,806	(16,459)	21,189	(22,689)	5,962
Equity transactions:
Contract purchase payments (note 1)	8,845	17,610	4,928	4,201	6,742	8,702
Transfers (to) and from other subaccounts	533	(6,040)	533	646	0	0
Transfers (to) and from fixed dollar contract	2,130	0	0	0	(841)	610
Withdrawals, surrenders and death benefit payments	(4,045)	(79,618)	0	(57,043)	(4,818)	(8,584)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	7,463	(68,048)	5,461	(52,196)	1,083	728
Net change in contract owners' equity	(11,634)	(57,242)	(10,998)	(31,007)	(21,606)	6,690
Contract owners' equity:
Beginning of period	116,827	174,069	97,634	128,641	139,628	132,938
End of period	$105,193	$116,827	$86,636	$97,634	$118,022	$139,628

Change in units:
Beginning units	3,076	4,770	1,777	2,770	7,399	7,356
Units purchased	368	481	115	92	445	494
Units redeemed	(137)	(2,175)	0	(1,085)	(386)	(451)
Ending units	3,307	3,076	1,892	1,777	7,458	7,399

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	LAZS - Global Dynamic Multi-Asset Subaccount	LAZS - Global Dynamic Multi-Asset Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(44)	$171	$(3,829)	$(5,487)	$(1,055)	$(1,530)
Reinvested capital gains	230	0	0	0	0	0
Realized gain (loss)	(4)	594	25,150	56,238	8,570	9,148
Unrealized gain (loss)	(858)	7	(124,844)	7,013	(51,644)	7,730
Net increase (decrease) in contract owners' equity from operations	(676)	772	(103,523)	57,764	(44,129)	15,348
Equity transactions:
Contract purchase payments (note 1)	1,346	1,037	20,027	18,061	5,082	5,628
Transfers (to) and from other subaccounts	0	0	2,547	5,046	2,000	0
Transfers (to) and from fixed dollar contract	0	0	474	905	(27,069)	0
Withdrawals, surrenders and death benefit payments	0	(6,670)	(56,241)	(91,948)	(806)	(14,401)
Surrender charges (note 2)	0	0	0	(84)	0	(37)
Net equity transactions	1,346	(5,633)	(33,193)	(68,020)	(20,793)	(8,810)
Net change in contract owners' equity	670	(4,861)	(136,716)	(10,256)	(64,922)	6,538
Contract owners' equity:
Beginning of period	3,161	8,022	376,739	386,995	113,827	107,289
End of period	$3,831	$3,161	$240,023	$376,739	$48,905	$113,827

Change in units:
Beginning units	180	505	6,524	7,694	1,572	1,690
Units purchased	88	63	516	453	143	82
Units redeemed	0	(388)	(1,344)	(1,623)	(613)	(200)
Ending units	268	180	5,696	6,524	1,102	1,572

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	JPMI - Small Cap Core Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Mid Cap Value Subaccount	JPMI - Mid Cap Value Subaccount	ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)
	2022	2021	2022	2021	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(877)	$(878)	$(858)	$(929)	$(94)
Reinvested capital gains	19,668	2,670	29,640	13,641	0
Realized gain (loss)	(31)	2,108	681	14,232	2,402
Unrealized gain (loss)	(40,906)	13,983	(49,920)	34,760	(1,531)
Net increase (decrease) in contract owners' equity from operations	(22,146)	17,883	(20,457)	61,704	777
Equity transactions:
Contract purchase payments (note 1)	7,729	6,804	14,567	16,162	406
Transfers (to) and from other subaccounts	231	280	336	408	(15,178)
Transfers (to) and from fixed dollar contract	4,274	0	4,331	(64)	0
Withdrawals, surrenders and death benefit payments	0	(8,041)	(5,712)	(83,742)	0
Surrender charges (note 2)	0	(49)	0	(256)	0
Net equity transactions	12,234	(1,006)	13,522	(67,492)	(14,772)
Net change in contract owners' equity	(9,912)	16,877	(6,935)	(5,788)	(13,995)
Contract owners' equity:
Beginning of period	107,237	90,360	220,319	226,107	13,995
End of period	$97,325	$107,237	$213,384	$220,319	$0

Change in units:
Beginning units	2,205	2,225	3,514	4,622	1,008
Units purchased	310	151	337	375	28
Units redeemed	0	(171)	(95)	(1,483)	(1,036)
Ending units	2,515	2,205	3,756	3,514	0

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ABVB - VPS Global Risk Allocation-Moderate Subaccount	ABVB - VPS Global Risk Allocation-Moderate Subaccount (note 4)	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount
	2022	06-25-2021 to 12-31-2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(715)	$(715)	$(988)	$(1,171)	$(667)	$(781)
Reinvested capital gains	2,570	0	27,477	15,384	8,245	12,826
Realized gain (loss)	(102)	110	(409)	2,116	(260)	906
Unrealized gain (loss)	(18,584)	4,719	(54,033)	(16,177)	(26,055)	(6,098)
Net increase (decrease) in contract owners' equity from operations	(16,831)	4,114	(27,953)	152	(18,737)	6,853
Equity transactions:
Contract purchase payments (note 1)	13,515	7,152	6,723	6,850	8,244	4,243
Transfers (to) and from other subaccounts	0	99,870	16,274	167	0	0
Transfers (to) and from fixed dollar contract	0	0	800	2,000	0	0
Withdrawals, surrenders and death benefit payments	0	(4,484)	(438)	(6,704)	(2,036)	(4,022)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	13,515	102,538	23,359	2,313	6,208	221
Net change in contract owners' equity	(3,316)	106,652	(4,594)	2,465	(12,529)	7,074
Contract owners' equity:
Beginning of period	106,652	0	83,040	80,575	62,136	55,062
End of period	$103,336	$106,652	$78,446	$83,040	$49,607	$62,136

Change in units:
Beginning units	10,249	0	1,534	1,492	1,670	1,663
Units purchased	1,462	10,689	574	157	297	122
Units redeemed	0	(440)	(10)	(115)	(69)	(115)
Ending units	11,711	10,249	2,098	1,534	1,898	1,670

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$138	$(146)	$(707)	$(669)	$9,892	$7,280
Reinvested capital gains	4,556	2,844	7,309	7,311	0	0
Realized gain (loss)	(1,996)	11,618	(3)	1,570	328	1,348
Unrealized gain (loss)	(9,761)	(4,107)	(18,585)	2,948	(35,652)	(131)
Net increase (decrease) in contract owners' equity from operations	(7,063)	10,209	(11,986)	11,160	(25,432)	8,497
Equity transactions:
Contract purchase payments (note 1)	3,739	16,985	10,257	6,295	17,094	21,254
Transfers (to) and from other subaccounts	(13,801)	0	6,000	0	(1,698)	366
Transfers (to) and from fixed dollar contract	0	0	1,000	500	(1,148)	0
Withdrawals, surrenders and death benefit payments	0	(69,212)	(5)	(8,596)	(20,764)	(14,439)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	(10,062)	(52,227)	17,252	(1,801)	(6,516)	7,181
Net change in contract owners' equity	(17,125)	(42,018)	5,266	9,359	(31,948)	15,678
Contract owners' equity:
Beginning of period	52,828	94,846	54,175	44,816	203,470	187,792
End of period	$35,703	$52,828	$59,441	$54,175	$171,522	$203,470

Change in units:
Beginning units	1,872	3,775	2,063	2,116	10,452	10,052
Units purchased	142	646	785	292	970	1,146
Units redeemed	(592)	(2,549)	0	(345)	(1,286)	(746)
Ending units	1,422	1,872	2,848	2,063	10,136	10,452

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	PVIA - Total Return Subaccount (note 4)	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - CommodityReal Return® Strategy Subaccount	PVIA - CommodityReal Return® Strategy Subaccount	PVIA - Global Diversified Allocation Subaccount (note 4)
	2021	2022	2021	2022	2021	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,195	$49	$2,123	$4,121	$553	$2,239
Reinvested capital gains	23,390	485	892	0	0	0
Realized gain (loss)	(12,384)	(1,021)	(1,467)	(1,490)	(54)	3,879
Unrealized gain (loss)	(25,086)	(4,333)	(4,406)	(864)	4,356	(898)
Net increase (decrease) in contract owners' equity from operations	(12,885)	(4,820)	(2,858)	1,767	4,855	5,220
Equity transactions:
Contract purchase payments (note 1)	26,628	1,121	4,806	551	870	6,100
Transfers (to) and from other subaccounts	(562,138)	(4,554)	0	0	0	(84,692)
Transfers (to) and from fixed dollar contract	0	0	0	(1,049)	0	0
Withdrawals, surrenders and death benefit payments	(25,650)	0	(17,549)	(10,893)	(889)	0
Surrender charges (note 2)	0	0	(199)	0	0	0
Net equity transactions	(561,160)	(3,433)	(12,942)	(11,391)	(19)	(78,592)
Net change in contract owners' equity	(574,045)	(8,253)	(15,800)	(9,624)	4,836	(73,372)
Contract owners' equity:
Beginning of period	574,045	41,026	56,826	19,893	15,057	73,372
End of period	$0	$32,773	$41,026	$10,269	$19,893	$0

Change in units:
Beginning units	29,334	2,302	3,015	2,459	2,449	5,033
Units purchased	1,462	69	260	58	117	406
Units redeemed	(30,796)	(277)	(973)	(1,333)	(107)	(5,439)
Ending units	0	2,094	2,302	1,184	2,459	0

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	PVIA - Short-Term Subaccount	PVIA - Short-Term Subaccount	CALI - VP S&P 500 Index Subaccount	CALI - VP S&P 500 Index Subaccount	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1	$(1)	$(1)	$(1)	$(29)	$(96)
Reinvested capital gains	0	0	34	23	930	1,074
Realized gain (loss)	0	0	2	3	(5)	2,277
Unrealized gain (loss)	(6)	(3)	(135)	84	(1,599)	(1,069)
Net increase (decrease) in contract owners' equity from operations	(5)	(4)	(100)	109	(703)	2,186
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	760	760
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	0	0	0	0	0	(9,480)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	0	0	0	0	760	(8,720)
Net change in contract owners' equity	(5)	(4)	(100)	109	57	(6,534)
Contract owners' equity:
Beginning of period	289	293	513	404	3,519	10,053
End of period	$284	$289	$413	$513	$3,576	$3,519

Change in units:
Beginning units	28	28	17	17	70	250
Units purchased	0	0	0	0	18	17
Units redeemed	0	0	0	0	0	(197)
Ending units	28	28	17	17	88	70

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,885)	$(535)	$(814)	$(1,148)	$69	$(57)
Reinvested capital gains	3,161	0	18,124	3,333	1,657	504
Realized gain (loss)	(6,414)	(1,995)	589	8,912	(15)	1,147
Unrealized gain (loss)	(22,383)	69,481	(35,843)	10,226	(3,028)	(1,040)
Net increase (decrease) in contract owners' equity from operations	(27,521)	66,951	(17,944)	21,323	(1,317)	554
Equity transactions:
Contract purchase payments (note 1)	13,193	15,457	4,619	4,941	2,753	3,019
Transfers (to) and from other subaccounts	2,000	(10,786)	(5,999)	10,953	0	0
Transfers (to) and from fixed dollar contract	(276)	0	0	0	5,699	0
Withdrawals, surrenders and death benefit payments	(46,087)	(110,885)	(1,881)	(32,228)	0	(6,675)
Surrender charges (note 2)	0	0	0	0	0	(119)
Net equity transactions	(31,170)	(106,214)	(3,261)	(16,334)	8,452	(3,775)
Net change in contract owners' equity	(58,691)	(39,263)	(21,205)	4,989	7,135	(3,221)
Contract owners' equity:
Beginning of period	236,343	275,606	77,035	72,046	7,705	10,926
End of period	$177,652	$236,343	$55,830	$77,035	$14,840	$7,705

Change in units:
Beginning units	5,349	7,928	1,684	2,020	612	905
Units purchased	410	377	131	406	855	240
Units redeemed	(1,271)	(2,956)	(221)	(742)	0	(533)
Ending units	4,488	5,349	1,594	1,684	1,467	612

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$7,898	$2,264	$(87)	$(111)	$7,069	$7,260
Reinvested capital gains	4,703	4,746	949	0	3,711	0
Realized gain (loss)	(3,439)	503	49	905	(2,916)	3,140
Unrealized gain (loss)	(33,201)	4,769	(1,809)	1,594	(21,968)	18,103
Net increase (decrease) in contract owners' equity from operations	(24,039)	12,282	(898)	2,388	(14,104)	28,503
Equity transactions:
Contract purchase payments (note 1)	12,221	11,237	606	1,346	14,801	18,147
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	3,979	0	0	(9)	0	0
Withdrawals, surrenders and death benefit payments	(14,273)	(37,163)	(366)	(3,946)	(85,485)	(41,226)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	1,927	(25,926)	240	(2,609)	(70,684)	(23,079)
Net change in contract owners' equity	(22,112)	(13,644)	(658)	(221)	(84,788)	5,424
Contract owners' equity:
Beginning of period	146,761	160,405	8,107	8,328	193,956	188,532
End of period	$124,649	$146,761	$7,449	$8,107	$109,168	$193,956

Change in units:
Beginning units	9,959	11,734	370	496	8,429	9,438
Units purchased	1,762	779	30	316	733	857
Units redeemed	(1,693)	(2,554)	(18)	(442)	(4,076)	(1,866)
Ending units	10,028	9,959	382	370	5,086	8,429

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount
	2022	2021	2022	2021	2022 (c)	2021 (b)
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(705)	$(960)	$1,917	$739	$0	$374
Reinvested capital gains	24,747	4,637	0	0	0	0
Realized gain (loss)	(377)	3,276	(1,529)	(72)	0	(2,691)
Unrealized gain (loss)	(52,285)	3,214	(11,931)	2,702	0	7,173
Net increase (decrease) in contract owners' equity from operations	(28,620)	10,167	(11,543)	3,369	0	4,856
Equity transactions:
Contract purchase payments (note 1)	2,683	3,300	6,771	8,631	9	4,204
Transfers (to) and from other subaccounts	0	0	53	(2,331)	0	0
Transfers (to) and from fixed dollar contract	6,328	0	5,017	610	0	0
Withdrawals, surrenders and death benefit payments	0	(9,041)	(9,001)	(10,987)	0	(58,604)
Surrender charges (note 2)	0	(114)	0	0	0	(1,813)
Net equity transactions	9,011	(5,855)	2,840	(4,077)	9	(56,213)
Net change in contract owners' equity	(19,609)	4,312	(8,703)	(708)	9	(51,357)
Contract owners' equity:
Beginning of period	68,771	64,459	128,994	129,702	0	51,357
End of period	$49,162	$68,771	$120,291	$128,994	$9	$0

Change in units:
Beginning units	1,432	1,539	8,702	8,992	0	2,578
Units purchased	345	71	965	605	1	203
Units redeemed	(49)	(178)	(766)	(895)	0	(2,781)
Ending units	1,728	1,432	8,901	8,702	1	0

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount
	2022	2021	2021	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(439)	$(906)	$1,162	$4	$1,188	$332
Reinvested capital gains	4,410	5,485	0	0	11,753	6,061
Realized gain (loss)	(40)	9,488	15,877	59	(253)	243
Unrealized gain (loss)	(17,685)	(11,244)	(8,064)	(22)	(48,256)	(4,711)
Net increase (decrease) in contract owners' equity from operations	(13,754)	2,823	8,975	41	(35,568)	1,925
Equity transactions:
Contract purchase payments (note 1)	5	4,101	5,756	0	31,683	32,436
Transfers (to) and from other subaccounts	0	0	(106,169)	(474)	105,646	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(599)	(35,681)	0	0	0	(1,759)
Surrender charges (note 2)	0	(510)	0	0	0	0
Net equity transactions	(594)	(32,090)	(100,413)	(474)	137,329	30,677
Net change in contract owners' equity	(14,348)	(29,267)	(91,438)	(433)	101,761	32,602
Contract owners' equity:
Beginning of period	44,546	73,813	91,438	433	229,389	196,787
End of period	$30,198	$44,546	$0	$0	$331,150	$229,389

Change in units:
Beginning units	1,093	1,828	5,978	41	17,372	15,040
Units purchased	0	100	359	0	11,452	2,465
Units redeemed	(16)	(835)	(6,337)	(41)	0	(133)
Ending units	1,077	1,093	0	0	28,824	17,372

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(74)	$(639)	$1,065	$(2,751)	$(67)	$(1,099)
Reinvested capital gains	159	504	15,262	15,746	3,885	6,316
Realized gain (loss)	(2,088)	6,279	2,125	46,267	2,929	18,110
Unrealized gain (loss)	(239)	(1,786)	(73,584)	229	(29,858)	8,242
Net increase (decrease) in contract owners' equity from operations	(2,242)	4,358	(55,132)	59,491	(23,111)	31,569
Equity transactions:
Contract purchase payments (note 1)	818	15,207	25,012	80,258	4,061	20,695
Transfers (to) and from other subaccounts	(4,892)	0	(23,204)	0	(71,351)	0
Transfers (to) and from fixed dollar contract	0	0	61,973	0	0	0
Withdrawals, surrenders and death benefit payments	(6,795)	(78,767)	(105,629)	(402,751)	0	(102,553)
Surrender charges (note 2)	0	0	0	(1,621)	0	(1,127)
Net equity transactions	(10,869)	(63,560)	(41,848)	(324,114)	(67,290)	(82,985)
Net change in contract owners' equity	(13,111)	(59,202)	(96,980)	(264,623)	(90,401)	(51,416)
Contract owners' equity:
Beginning of period	16,669	75,871	414,403	679,026	183,634	235,050
End of period	$3,558	$16,669	$317,423	$414,403	$93,233	$183,634

Change in units:
Beginning units	1,109	5,301	24,445	43,786	10,000	14,509
Units purchased	60	1,033	5,372	4,886	240	1,178
Units redeemed	(895)	(5,225)	(8,033)	(24,227)	(4,308)	(5,687)
Ending units	274	1,109	21,784	24,445	5,932	10,000

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$113	$(1,298)	$388	$406	$28	$36
Reinvested capital gains	2,784	2,124	10,475	14,867	0	0
Realized gain (loss)	2,520	28,893	(1,192)	1,759	24	(49)
Unrealized gain (loss)	(18,656)	138	(33,247)	(4,853)	1,598	1,971
Net increase (decrease) in contract owners' equity from operations	(13,239)	29,857	(23,576)	12,179	1,650	1,958
Equity transactions:
Contract purchase payments (note 1)	4,493	33,283	14,603	14,124	3,159	2,464
Transfers (to) and from other subaccounts	(1,198)	0	(5,177)	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(15,926)	(138,996)	(4,070)	(13,096)	0	(2,201)
Surrender charges (note 2)	0	(891)	0	(3)	0	(2)
Net equity transactions	(12,631)	(106,604)	5,356	1,025	3,159	261
Net change in contract owners' equity	(25,870)	(76,747)	(18,220)	13,204	4,809	2,219
Contract owners' equity:
Beginning of period	101,531	178,278	147,982	134,778	9,761	7,542
End of period	$75,661	$101,531	$129,762	$147,982	$14,570	$9,761

Change in units:
Beginning units	5,380	11,030	8,123	8,062	1,393	1,346
Units purchased	576	1,876	926	805	397	381
Units redeemed	(1,276)	(7,526)	(582)	(744)	0	(334)
Ending units	4,680	5,380	8,467	8,123	1,790	1,393

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	NLV2 - TOPS® Managed Risk Balanced ETF Subaccount
	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,071)	$(1,269)	$3,404	$(156)
Reinvested capital gains	10,052	27,371	8,247	0
Realized gain (loss)	(5,933)	5,066	62	1,416
Unrealized gain (loss)	(35,962)	(18,982)	(14,790)	983
Net increase (decrease) in contract owners' equity from operations	(32,914)	12,186	(3,077)	2,243
Equity transactions:
Contract purchase payments (note 1)	18,641	13,477	2,408	3,976
Transfers (to) and from other subaccounts	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0
Withdrawals, surrenders and death benefit payments	(13,818)	(14,037)	(4,038)	(12,671)
Surrender charges (note 2)	0	(54)	0	(347)
Net equity transactions	4,823	(614)	(1,630)	(9,042)
Net change in contract owners' equity	(28,091)	11,572	(4,707)	(6,799)
Contract owners' equity:
Beginning of period	96,698	85,126	24,457	31,256
End of period	$68,607	$96,698	$19,750	$24,457

Change in units:
Beginning units	1,721	1,721	1,753	2,400
Units purchased	439	251	191	292
Units redeemed	(345)	(251)	(317)	(939)
Ending units	1,815	1,721	1,627	1,753

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Growth ETF Subaccount
	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$19,574	$(429)	$2,086	$(561)
Reinvested capital gains	86,326	0	12,287	0
Realized gain (loss)	(102)	2,381	(4)	9,129
Unrealized gain (loss)	(128,421)	12,717	(19,060)	(815)
Net increase (decrease) in contract owners' equity from operations	(22,623)	14,669	(4,691)	7,753
Equity transactions:
Contract purchase payments (note 1)	799	1,922	3,799	6,990
Transfers (to) and from other subaccounts	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0
Withdrawals, surrenders and death benefit payments	(11)	(14,898)	(11)	(56,169)
Surrender charges (note 2)	0	(18)	0	0
Net equity transactions	788	(12,994)	3,788	(49,179)
Net change in contract owners' equity	(21,835)	1,675	(903)	(41,426)
Contract owners' equity:
Beginning of period	155,734	154,059	29,829	71,255
End of period	$133,899	$155,734	$28,926	$29,829

Change in units:
Beginning units	10,376	11,248	1,975	5,242
Units purchased	60	132	276	480
Units redeemed	(1)	(1,004)	(1)	(3,747)
Ending units	10,435	10,376	2,250	1,975

(a)	Subaccount was available for investment during the entire period ended December 31, 2021, but received no assets until later in that period.
(b)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2021, it was an available Subaccount during the entire period and at December 31, 2021.
(c)	Subaccount was available for investment during the entire period ended December 31, 2022, but received no assets until later in that period.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account D

Notes to Financial Statements	December 31, 2022

(1) Basis of Presentation and Summary of Significant Accounting Policies

A. Organization and Nature of Operations

Ohio National Variable Account D (the “Account”) is a separate account of The Ohio National Life Insurance Company (“ONLIC” or the “Company”), established as a funding vehicle for group variable annuity contracts. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

The variable annuity contracts were sold by registered representatives of broker-dealers that entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLIC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

Effective September 15, 2018, ONLIC no longer markets nor issues new variable annuities. The Company will continue to service the in-force contracts and policies regardless of the absence of new sales.

ONLIC is a stock life insurance company wholly-owned by Constellation Insurance, Inc. (“CNII”), formerly Ohio National Financial Services, Inc., a stock holding company. CNII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), formerly Ohio National Holdings, Inc. (“ONHI”) and Ohio National Mutual Holdings, Inc. (“ONMH”), a stock holding company organized under Ohio insurance laws.

In 1998, ONLIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (the “Transaction”) with Constellation Insurance, LP (“Constellation”) whereby Constellation would acquire ONMH. The agreement was signed on March 22, 2021. Constellation is backed by Caisse de dépôt et placement du Québec and Ontario Teachers’ Pension Plan Board, two of the world’s largest, premier, long-term institutional investors.

On March 11, 2022, the Members of ONMH voted to approve the Transaction. The Ohio Department of Insurance conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and closed the Transaction on March 31, 2022.  The Transaction was structured as a sponsored demutualization, which means ONMH converted to a stock company and was renamed ONHI. Eligible members were compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits or cash, as applicable. In addition to member compensation, Constellation provided a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening the Company’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

B. Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON Bond, ON BlackRock Balanced Allocation, ON BlackRock Advantage International Equity, ON Janus Henderson Forty, ON AB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON BlackRock Advantage Large Cap Value, ON Federated High Income Bond, ON Nasdaq-100® Index, ON BlackRock Advantage Large Cap Core, ON BlackRock Advantage Small Cap Growth, ON S&P MidCap 400® Index, ON BlackRock Advantage Large Cap Growth, ON Risk Managed Balanced, ON Federated Core Plus Bond, ON U.S. Low Volatility, and ON iShares Managed Risk Balanced

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, VIP Real Estate, and VIP Target Volatility

Janus Investment Fund - Class S: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Variable Trust: VT Discovery

Morgan Stanley Variable Insurance Fund, Inc. - Class I: VIF U.S. Real Estate, and VIF Core Plus Fixed Income

Morgan Stanley Variable Insurance Fund, Inc. - Class II: VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Trend Driven Allocation

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, International Equity, and Global Dynamic Multi-Asset

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Focused Blend and PSF PGIM Jennison Growth

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

AB Variable Products Series Fund, Inc. - Class B: VPS Global Risk Allocation-Moderate

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Global Bond Opportunities, CommodityRealReturn® Strategy, and Short-Term

Calvert Variable Products, Inc.: VP S&P 500 Index

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. EQV International Equity Series II and Invesco V.I. Balanced-Risk Allocation Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust, Inc. - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust, Inc. - Class 4: Franklin Allocation VIP

Federated Hermes Insurance Series: Kaufmann Fund II Service Shares

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Science and Technology

Northern Lights Variable Trust - Class 2: TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Moderate Growth ETF, and TOPS® Managed Risk Growth ETF

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest, and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $53.3 million and $53.2 million from Ohio National Fund, Inc. for the periods ended December 31, 2022 and 2021, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract maintained in the general account of ONLIC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed portions of their contracts.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLIC and are paid from its general account.

C. Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2022.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D. Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.        Subsequent Events

The Account has evaluated for subsequent events through April 20, 2023, which is the date these financial statements were issued, and there are no subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although death benefit payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLIC assumes the expense risk and the mortality risk under the contracts. ONLIC charges the Accounts' assets for assuming those risks.

The mortality risk results from a provision in the contract in which ONLIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

At the end of each valuation period, ONLIC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLIC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

All other fees assessed on contracts, including surrender charges, annual contract fees, and transfer fees are charged to contracts upon a surrender, anniversary, or transfer event, respectively. Each of these charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following table illustrates product and contract level charges:

The following charges are basic charges assessed through the daily reduction of unit values:

Retirement Advantage
Annual Mortality and Expense Risk Fees	1.00%
Annual Administrative Expenses	0.35%
Total expenses	1.35%

The following charges are assessed through the redemption of units:
Transfer Fee - per transfer
A transfer fee may be charged for each transfer of a participant’s account values from one subaccount to another. The fee is charged against the subaccount from which the transfer is made (this fee is currently being waived).	$5
Sales Charge made from purchase payments	No deduction
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant.	7% of surrender value in the first year to 0% in the eighth year
State Premium Taxes
For states requiring a premium tax, taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of ONLIC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ONLIC does not provide income taxes within the Account.

(4)	Fund Replacements and Other Significant Transactions

Effective August 19, 2022, the Franklin Multi-Asset Dynamic Multi-Strategy VIT of the Legg Mason Partners Variable Equity Trust - Class I was liquidated.

The Account, along with ONLIC, National Security Life and Annuity Company (NSLA), and certain other variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c) and order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available as subaccounts under certain variable contracts for shares of different underlying funds, also available as subaccounts. The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC.

The substitution transactions impacting the Account were:

Existing Subaccounts	Replacement Subaccounts
AB VPS Dynamic Asset Allocation of the AB Variable Products Series Fund, Inc. – Class B	AB VPS Global Risk Allocation-Moderate of the AB Variable Products Series Fund, Inc. – Class B
PIMCO Global Diversified Allocation of the PIMCO Variable Insurance Trust - Administrative Shares	AB VPS Global Risk Allocation-Moderate of the AB Variable Products Series Fund, Inc. – Class B
Managed Volatility Fund II Primary Shares and Service Shares of	ON iShares Managed Risk Balanced of Ohio National Federated Hermes Insurance Series Fund, Inc.
Janus Henderson U.S. Low Volatility of the Janus Aspen Series - Service Shares	ON U.S. Low Volatility of Ohio National Fund, Inc.
PIMCO Total Return of the PIMCO Variable Insurance Trust – Administrative Shares	ON Federated Core Plus Bond of Ohio National Fund, Inc.

The substitution transactions were effected on June 25, 2021 via redemptions from the Existing Subaccounts and subscriptions to the Replacement Subaccounts. The transaction involving the JASS -Janus Henderson U.S. Low Volatility Subaccount and the ONFI - ON U.S. Low Volatility Subaccount was executed at the fund level as an in-kind transfer of securities. All transactions resulted in realized gains (losses) to the Existing Subaccounts to the extent the proceeds from the transactions were different than the related cost amounts.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

	Purchases	Sales
ONFI - ON Bond Subaccount	$9,785	$899
ONFI - ON BlackRock Balanced Allocation Subaccount	71,771	8,388
ONFI - ON BlackRock Advantage International Equity Subaccount	46,479	24,754
ONFI - ON Janus Henderson Forty Subaccount	184,583	25,959
ONFI - ON AB Small Cap Subaccount	278,323	22,602
ONFI - ON AB Mid Cap Core Subaccount	150,998	21,027
ONFI - ON S&P 500® Index Subaccount	113,042	130,812
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	39,766	5,542
ONFI - ON Federated High Income Bond Subaccount	10,222	10,623
ONFI - ON Nasdaq-100® Index Subaccount	70,830	32,251
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	290,158	44,092
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	70,812	27,726
ONFI - ON S&P MidCap 400® Index Subaccount	18,177	907
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	40,533	3,026
ONFI - ON Risk Managed Balanced Subaccount	5,073	136
ONFI - ON Federated Core Plus Bond Subaccount	41,687	72,809
ONFI - ON U.S. Low Volatility Subaccount	8,698	3,039
ONFI - ON iShares Managed Risk Balanced Subaccount	9,482	2,045
FIDS - VIP Government Money Market Subaccount	732,270	107,680
FID2 - VIP Mid Cap Subaccount	88,632	145,721
FID2 - VIP Contrafund® Subaccount	74,339	190,226
FID2 - VIP Growth Subaccount	87,043	140,298
FID2 - VIP Equity-Income Subaccount	30,748	16,553
FID2 - VIP Real Estate Subaccount	15,567	5,972
FID2 - VIP Target Volatility Subaccount	2,146	159
JIFS - Janus Henderson Research Subaccount	34	203
JIFS - Janus Henderson Global Research Subaccount	1,110	412
JIFS - Janus Henderson Balanced Subaccount	158	32,697
JIFS - Janus Henderson Overseas Subaccount	460	6,867
JASS - Janus Henderson Research Subaccount	336	36,546
JASS - Janus Henderson Global Research Subaccount	8,236	452
JASS - Janus Henderson Balanced Subaccount	41,685	223,149
JASS - Janus Henderson Overseas Subaccount	18,210	58,077
LEGI - ClearBridge Variable Dividend Strategy Subaccount	3,203	30,601
LEGI - ClearBridge Variable Large Cap Value Subaccount	3,170	461
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	8,470	63,177
ASVT - VT Discovery Subaccount	11,200	1,013
MSVI - VIF Core Plus Fixed Income Subaccount	6,705	310
MSVI - VIF U.S. Real Estate Subaccount	52,885	40,832
MSV2 - VIF Growth Subaccount	37,064	1,931
GSVI - Large Cap Value Subaccount	71,446	74,011
GSVI - U.S. Equity Insights Subaccount	3,896	573
GSVI - Strategic Growth Subaccount	58,679	66,666
GSVS - Trend Driven Allocation Subaccount	1,238	107
LAZS - Emerging Markets Equity Subaccount	15,861	6,185
LAZS - U.S. Small-Mid Cap Equity Subaccount	29,173	1,182
LAZS - International Equity Subaccount	25,399	7,778
LAZS - Global Dynamic Multi-Asset Subaccount	1,578	46
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	23,049	60,071
PRS2 - PSF PGIM Jennison Growth Subaccount	7,082	28,930
JPMI - Small Cap Core Subaccount	32,325	1,300
JPMI - Mid Cap Value Subaccount	50,847	8,543
ABVB - VPS Global Risk Allocation-Moderate Subaccount	16,726	1,356
MFSI - New Discovery Subaccount	51,274	1,426
MFSI - Mid Cap Growth Subaccount	16,490	2,704
MFSI - Total Return Subaccount	9,060	14,428
MFS2 - Massachusetts Investors Growth Stock Subaccount	24,566	712
PVIA - Real Return Subaccount	29,652	26,276
PVIA - Global Bond Opportunities Subaccount	2,120	5,019
PVIA - CommodityRealReturn® Strategy Subaccount	4,909	12,179
PVIA - Short-Term Subaccount	5	4
CALI - VP S&P 500 Index Subaccount	39	6
BNYS - Appreciation Subaccount	1,705	44
ROYI - Small-Cap Subaccount	19,056	48,950
ROYI - Micro-Cap Subaccount	22,880	8,831
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	10,321	143
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	38,290	23,762
NBAS - AMT Mid Cap Intrinsic Value Subaccount	1,567	465
FRT2 - Franklin Income VIP Subaccount	27,655	87,559
FRT2 - Franklin DynaTech VIP Subaccount	35,266	2,213
FRT2 - Templeton Foreign VIP Subaccount	16,543	11,786
FRT4 - Franklin Allocation VIP Subaccount	9	0
FEDS - Kaufmann Fund II Service Shares Subaccount	4,415	1,038
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	154,156	3,886
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	1,041	11,825
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	107,851	133,372
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	9,494	72,966
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	13,455	23,189
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	27,209	10,990
IVYV - Delaware Ivy VIP Natural Resources Subaccount	3,356	169
IVYV - Delaware Ivy VIP Science and Technology Subaccount	28,693	14,889
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	14,338	4,317
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	108,574	1,886
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	18,558	397

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
ONFI - ON Equity Subaccount	2018	18,053	$24.350457	$439,587	1.35%	-14.98%	0.00%
ONFI - ON Bond Subaccount	2022	2,897	$23.196630	$67,205	1.35%	-16.31%	3.42%
ONFI - ON Bond Subaccount	2021	2,608	$27.718679	$72,297	1.35%	-2.83%	1.31%
ONFI - ON Bond Subaccount	2020	7,853	$28.525230	$224,010	1.35%	8.13%	0.68%
ONFI - ON Bond Subaccount	2019	6,027	$26.380448	$159,007	1.35%	13.20%	1.57%
ONFI - ON Bond Subaccount	2018	15,264	$23.304236	$355,717	1.35%	-4.37%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2022	5,625	$36.598755	$205,850	1.35%	-19.50%	1.48%
ONFI - ON BlackRock Balanced Allocation Subaccount	2021	5,030	$45.462189	$228,662	1.35%	17.47%	0.67%
ONFI - ON BlackRock Balanced Allocation Subaccount	2020	16,362	$38.699921	$633,227	1.35%	14.10%	0.19%
ONFI - ON BlackRock Balanced Allocation Subaccount	2019	18,229	$33.916913	$618,282	1.35%	27.57%	0.73%
ONFI - ON BlackRock Balanced Allocation Subaccount	2018	13,186	$26.586405	$350,561	1.35%	-15.72%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2022	10,496	$17.471283	$183,383	1.35%	-14.62%	2.63%
ONFI - ON BlackRock Advantage International Equity Subaccount	2021	10,703	$20.463879	$219,025	1.35%	11.98%	1.06%
ONFI - ON BlackRock Advantage International Equity Subaccount	2020	15,350	$18.273985	$280,514	1.35%	5.31%	0.62%
ONFI - ON BlackRock Advantage International Equity Subaccount	2019	14,636	$17.351908	$253,957	1.35%	19.11%	1.98%
ONFI - ON BlackRock Advantage International Equity Subaccount	2018	11,763	$14.567895	$171,368	1.35%	-14.49%	0.00%
ONFI - ON Capital Appreciation Subaccount	2018	7,024	$53.995597	$379,281	1.35%	-14.74%	0.00%
ONFI - ON Foreign Subaccount	2019	2,069	$35.658756	$73,761	1.35%	8.70%	1.47%
ONFI - ON Foreign Subaccount	2018	2,322	$32.804052	$76,175	1.35%	-16.75%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2022	6,051	$29.960224	$181,281	1.35%	-34.80%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2021	6,554	$45.951378	$301,150	1.35%	18.11%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2020	7,504	$38.906996	$291,967	1.35%	36.03%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2019	7,434	$28.601321	$212,632	1.35%	33.09%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2018	7,714	$21.490280	$165,779	1.35%	3.81%	0.00%
ONFI - ON AB Small Cap Subaccount	2022	8,538	$44.184365	$377,234	1.35%	-29.68%	0.05%
ONFI - ON AB Small Cap Subaccount	2021	8,544	$62.833692	$536,840	1.35%	6.73%	0.00%
ONFI - ON AB Small Cap Subaccount	2020	11,290	$58.871164	$664,658	1.35%	32.25%	0.13%
ONFI - ON AB Small Cap Subaccount	2019	11,111	$44.515838	$494,619	1.35%	26.89%	0.00%
ONFI - ON AB Small Cap Subaccount	2018	11,316	$35.080873	$396,967	1.35%	-7.62%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2022	4,988	$56.798873	$283,289	1.35%	-24.33%	0.23%
ONFI - ON AB Mid Cap Core Subaccount	2021	5,081	$75.066144	$381,411	1.35%	15.23%	0.10%
ONFI - ON AB Mid Cap Core Subaccount	2020	9,160	$65.141988	$596,727	1.35%	17.56%	0.08%
ONFI - ON AB Mid Cap Core Subaccount	2019	9,023	$55.413567	$499,976	1.35%	34.75%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2018	8,921	$41.122510	$366,856	1.35%	-4.51%	0.00%
ONFI - ON S&P 500® Index Subaccount	2022	8,073	$54.515724	$440,086	1.35%	-19.51%	1.24%
ONFI - ON S&P 500® Index Subaccount	2021	9,647	$67.726913	$653,394	1.35%	26.55%	0.80%
ONFI - ON S&P 500® Index Subaccount	2020	27,501	$53.519394	$1,471,846	1.35%	16.42%	0.40%
ONFI - ON S&P 500® Index Subaccount	2019	28,917	$45.971405	$1,329,358	1.35%	29.23%	1.24%
ONFI - ON S&P 500® Index Subaccount	2018	31,415	$35.574383	$1,117,582	1.35%	-6.05%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2022	5,607	$23.324447	$130,770	1.35%	-10.18%	1.57%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2021	5,370	$25.969174	$139,446	1.35%	23.72%	1.19%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2020	6,100	$20.990656	$128,034	1.35%	2.28%	0.98%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2019	6,753	$20.523729	$138,601	1.35%	17.62%	3.03%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2018	6,772	$17.449121	$118,160	1.35%	-9.67%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2022	3,421	$26.739492	$91,465	1.35%	-12.61%	5.66%
ONFI - ON Federated High Income Bond Subaccount	2021	3,581	$30.597062	$109,566	1.35%	3.57%	4.96%
ONFI - ON Federated High Income Bond Subaccount	2020	3,953	$29.541991	$116,780	1.35%	4.84%	1.56%
ONFI - ON Federated High Income Bond Subaccount	2019	4,300	$28.177803	$121,159	1.35%	13.75%	3.80%
ONFI - ON Federated High Income Bond Subaccount	2018	5,323	$24.771160	$131,853	1.35%	-4.55%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2018	6,933	$20.488175	$142,043	1.35%	-10.42%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2022	5,623	$22.392966	$125,918	1.35%	-33.47%	0.42%
ONFI - ON Nasdaq-100® Index Subaccount	2021	6,058	$33.657142	$203,884	1.35%	25.30%	0.26%
ONFI - ON Nasdaq-100® Index Subaccount	2020	20,058	$26.861533	$538,788	1.35%	46.34%	0.17%
ONFI - ON Nasdaq-100® Index Subaccount	2019	19,367	$18.355125	$355,482	1.35%	37.01%	0.53%
ONFI - ON Nasdaq-100® Index Subaccount	2018	18,315	$13.396935	$245,370	1.35%	-1.75%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2022	22,662	$36.413609	$825,213	1.35%	-20.63%	0.80%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2021	22,261	$45.877079	$1,021,275	1.35%	26.78%	0.77%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2020	31,725	$36.187676	$1,148,044	1.35%	15.98%	0.19%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2019	34,777	$31.202557	$1,085,144	1.35%	31.82%	1.33%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2018	1,903	$23.670514	$45,053	1.35%	-19.07%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2022	6,416	$24.948952	$160,066	1.35%	-27.11%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2021	6,898	$34.227397	$236,085	1.35%	2.67%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2020	7,692	$33.338114	$256,431	1.35%	32.54%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2019	7,762	$25.152558	$195,229	1.35%	32.28%	0.08%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2018	4,266	$19.014093	$81,112	1.35%	-6.45%	0.00%
ONFI - ON ICON Balanced Subaccount	2018	11,435	$16.722884	$191,234	1.35%	-11.78%	0.00%
ONFI - ON S&P MidCap 400® Index Subaccount	2022	4,000	$17.322315	$69,292	1.35%	-14.55%	1.08%
ONFI - ON S&P MidCap 400® Index Subaccount	2021	3,641	$20.272339	$73,804	1.35%	22.52%	0.81%
ONFI - ON S&P MidCap 400® Index Subaccount	2020	4,951	$16.545810	$81,918	1.35%	11.81%	0.17%
ONFI - ON S&P MidCap 400® Index Subaccount	2019	3,884	$14.797689	$57,472	1.35%	23.90%	1.23%
ONFI - ON S&P MidCap 400® Index Subaccount	2018	2,122	$11.942916	$25,345	1.35%	-12.64%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2022	1,757	$26.552041	$46,651	1.35%	-33.46%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2021	1,694	$39.905301	$67,586	1.35%	25.00%	0.28%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2020	1,630	$31.924282	$52,034	1.35%	32.18%	0.21%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2019	1,527	$24.152172	$36,889	1.35%	36.83%	0.51%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2018	1,318	$17.651087	$23,267	1.35%	-16.02%	0.00%
ONFI - ON Risk Managed Balanced Subaccount	2022	751	$15.682170	$11,775	1.35%	-23.65%	0.19%
ONFI - ON Risk Managed Balanced Subaccount	2021	476	$20.539665	$9,779	1.35%	13.51%	0.48%
ONFI - ON Risk Managed Balanced Subaccount	2020	472	$18.094590	$8,540	1.35%	20.52%	0.24%
ONFI - ON Risk Managed Balanced Subaccount	2019	626	$15.013420	$9,401	1.35%	23.50%	1.08%
ONFI - ON Risk Managed Balanced Subaccount	2018	575	$12.156970	$6,990	1.35%	-2.10%	0.00%
ONFI - ON Federated Core Plus Bond Subaccount	2022	34,080	$8.431262	$287,334	1.35%	-13.94%	1.48%
ONFI - ON Federated Core Plus Bond Subaccount	2021	37,852	$9.796935	$370,838	1.35%	-2.59%	0.59%
ONFI - ON U.S. Low Volatility Subaccount (note 4)	2022	9,265	$10.097583	$93,552	1.35%	-8.56%	0.56%
ONFI - ON U.S. Low Volatility Subaccount (note 4)	2021	8,867	$11.043072	$97,924	1.35%	10.43%	0.00%	6/25/2021
ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)	2022	4,910	$8.436415	$41,424	1.35%	-16.96%	0.76%
ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)	2021	4,049	$10.159200	$41,137	1.35%	1.59%	0.00%	6/25/2021
FIDS - VIP Government Money Market Subaccount	2022	67,289	$12.274255	$825,918	1.35%	0.02%	1.89%
FIDS - VIP Government Money Market Subaccount	2021	16,401	$12.272316	$201,277	1.35%	-1.32%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	18,770	$12.436775	$233,439	1.35%	-1.06%	0.28%
FIDS - VIP Government Money Market Subaccount	2019	17,676	$12.569875	$222,186	1.35%	0.56%	1.99%
FIDS - VIP Government Money Market Subaccount	2018	42,693	$12.499896	$533,653	1.35%	0.19%	1.56%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FID2 - VIP Mid Cap Subaccount	2022	10,983	$53.069827	$582,859	1.35%	-16.10%	0.24%
FID2 - VIP Mid Cap Subaccount	2021	12,907	$63.252333	$816,395	1.35%	23.64%	0.34%
FID2 - VIP Mid Cap Subaccount	2020	14,549	$51.159418	$744,300	1.35%	16.29%	0.40%
FID2 - VIP Mid Cap Subaccount	2019	15,808	$43.991824	$695,415	1.35%	21.53%	0.61%
FID2 - VIP Mid Cap Subaccount	2018	21,802	$36.197868	$789,176	1.35%	-15.91%	0.41%
FID2 - VIP Contrafund® Subaccount	2022	19,639	$36.078323	$708,536	1.35%	-27.47%	0.24%
FID2 - VIP Contrafund® Subaccount	2021	23,760	$49.739956	$1,181,825	1.35%	25.81%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	28,231	$39.534823	$1,116,111	1.35%	28.50%	0.08%
FID2 - VIP Contrafund® Subaccount	2019	33,154	$30.767575	$1,020,082	1.35%	29.53%	0.21%
FID2 - VIP Contrafund® Subaccount	2018	39,541	$23.753909	$939,261	1.35%	-7.89%	0.44%
FID2 - VIP Growth Subaccount	2022	11,245	$25.996685	$292,332	1.35%	-25.65%	0.36%
FID2 - VIP Growth Subaccount	2021	14,368	$34.963881	$502,373	1.35%	21.27%	0.00%
FID2 - VIP Growth Subaccount	2020	17,450	$28.832271	$503,125	1.35%	41.63%	0.04%
FID2 - VIP Growth Subaccount	2019	17,347	$20.356972	$353,133	1.35%	32.19%	0.05%
FID2 - VIP Growth Subaccount	2018	21,313	$15.399556	$328,209	1.35%	-1.77%	0.06%
FID2 - VIP Equity-Income Subaccount	2022	4,417	$31.873538	$140,780	1.35%	-6.50%	1.88%
FID2 - VIP Equity-Income Subaccount	2021	4,147	$34.091035	$141,383	1.35%	22.95%	1.38%
FID2 - VIP Equity-Income Subaccount	2020	7,750	$27.728402	$214,900	1.35%	5.02%	1.69%
FID2 - VIP Equity-Income Subaccount	2019	8,030	$26.403269	$212,017	1.35%	25.41%	1.91%
FID2 - VIP Equity-Income Subaccount	2018	8,344	$21.052901	$175,658	1.35%	-9.76%	2.11%
FID2 - VIP Real Estate Subaccount	2022	3,388	$23.708492	$80,317	1.35%	-28.66%	1.14%
FID2 - VIP Real Estate Subaccount	2021	3,135	$33.231098	$104,196	1.35%	36.80%	0.98%
FID2 - VIP Real Estate Subaccount	2020	2,914	$24.292016	$70,776	1.35%	-8.04%	1.90%
FID2 - VIP Real Estate Subaccount	2019	3,206	$26.414670	$84,682	1.35%	21.31%	1.40%
FID2 - VIP Real Estate Subaccount	2018	3,428	$21.774264	$74,651	1.35%	-7.71%	2.67%
FID2 - VIP Target Volatility Subaccount	2022	912	$13.359612	$12,178	1.35%	-16.78%	2.37%
FID2 - VIP Target Volatility Subaccount	2021	788	$16.052439	$12,643	1.35%	10.54%	0.03%
FID2 - VIP Target Volatility Subaccount	2020	2,142	$14.521600	$31,109	1.35%	7.54%	1.58%
FID2 - VIP Target Volatility Subaccount	2019	930	$13.504044	$12,554	1.35%	17.07%	2.25%
FID2 - VIP Target Volatility Subaccount	2018	450	$11.535456	$5,187	1.35%	-7.25%	0.07%
JIFS - Janus Henderson Research Subaccount	2022	635	$21.257880	$13,504	1.35%	-31.16%	0.00%
JIFS - Janus Henderson Research Subaccount	2021	635	$30.881758	$19,617	1.35%	18.34%	0.00%
JIFS - Janus Henderson Research Subaccount	2020	1,340	$26.095433	$34,978	1.35%	30.53%	0.00%
JIFS - Janus Henderson Research Subaccount	2019	1,340	$19.992189	$26,797	1.35%	33.11%	0.17%
JIFS - Janus Henderson Research Subaccount	2018	1,340	$15.018946	$20,131	1.35%	-4.43%	0.00%
JIFS - Janus Henderson Global Research Subaccount	2022	1,532	$18.943407	$29,020	1.35%	-20.94%	0.47%
JIFS - Janus Henderson Global Research Subaccount	2021	1,532	$23.960353	$36,707	1.35%	16.01%	0.00%
JIFS - Janus Henderson Global Research Subaccount	2020	1,560	$20.654506	$32,230	1.35%	18.12%	0.00%
JIFS - Janus Henderson Global Research Subaccount	2019	1,560	$17.486021	$27,286	1.35%	26.76%	0.86%
JIFS - Janus Henderson Global Research Subaccount	2018	2,374	$13.795013	$32,750	1.35%	-8.47%	0.51%
JIFS - Janus Henderson Balanced Subaccount	2022	1,342	$31.359846	$42,086	1.35%	-18.00%	0.62%
JIFS - Janus Henderson Balanced Subaccount	2021	2,359	$38.243426	$90,219	1.35%	15.19%	0.50%
JIFS - Janus Henderson Balanced Subaccount	2020	2,549	$33.199974	$84,630	1.35%	12.39%	1.16%
JIFS - Janus Henderson Balanced Subaccount	2019	2,699	$29.539436	$79,726	1.35%	20.47%	1.75%
JIFS - Janus Henderson Balanced Subaccount	2018	3,385	$24.520007	$82,997	1.35%	-1.08%	1.39%
JIFS - Janus Henderson Overseas Subaccount	2022	1,798	$26.616239	$47,867	1.35%	-10.25%	1.12%
JIFS - Janus Henderson Overseas Subaccount	2021	2,050	$29.655199	$60,806	1.35%	11.23%	0.69%
JIFS - Janus Henderson Overseas Subaccount	2020	2,127	$26.660481	$56,696	1.35%	14.70%	0.57%
JIFS - Janus Henderson Overseas Subaccount	2019	2,827	$23.244017	$65,713	1.35%	25.02%	1.83%
JIFS - Janus Henderson Overseas Subaccount	2018	2,857	$18.591595	$53,121	1.35%	-16.73%	0.59%
JASS - Janus Henderson Research Subaccount	2022	11	$39.744619	$455	1.35%	-31.00%	0.00%
JASS - Janus Henderson Research Subaccount	2021	814	$57.596775	$46,899	1.35%	18.45%	0.02%
JASS - Janus Henderson Research Subaccount	2020	1,131	$48.625589	$55,007	1.35%	30.81%	0.35%
JASS - Janus Henderson Research Subaccount	2019	1,122	$37.173905	$41,727	1.35%	33.42%	0.31%
JASS - Janus Henderson Research Subaccount	2018	1,208	$27.861580	$33,665	1.35%	-4.14%	0.37%
JASS - Janus Henderson Global Research Subaccount	2022	1089	$31.282004	$34,055	1.35%	-20.68%	0.91%
JASS - Janus Henderson Global Research Subaccount	2021	960	$39.437596	$37,852	1.35%	16.23%	0.35%
JASS - Janus Henderson Global Research Subaccount	2020	1,135	$33.931313	$38,510	1.35%	18.16%	0.63%
JASS - Janus Henderson Global Research Subaccount	2019	1,133	$28.715719	$32,521	1.35%	27.00%	0.89%
JASS - Janus Henderson Global Research Subaccount	2018	937	$22.610921	$21,178	1.35%	-8.33%	1.02%
JASS - Janus Henderson Balanced Subaccount	2022	4,199	$27.467201	$115,345	1.35%	-17.73%	0.71%
JASS - Janus Henderson Balanced Subaccount	2021	10,949	$33.385286	$365,538	1.35%	15.35%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	13,228	$28.942052	$382,834	1.35%	12.51%	1.97%
JASS - Janus Henderson Balanced Subaccount	2019	14,966	$25.724820	$384,988	1.35%	20.64%	1.69%
JASS - Janus Henderson Balanced Subaccount	2018	22,682	$21.322804	$483,639	1.35%	-0.91%	1.88%
JASS - Janus Henderson Overseas Subaccount	2022	7,954	$16.528017	$131,470	1.35%	-10.05%	1.59%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
JASS - Janus Henderson Overseas Subaccount	2021	10,721	$18.374457	$196,999	1.35%	11.78%	1.03%
JASS - Janus Henderson Overseas Subaccount	2020	12,416	$16.438215	$204,100	1.35%	14.47%	1.24%
JASS - Janus Henderson Overseas Subaccount	2019	11,849	$14.359943	$170,154	1.35%	25.02%	1.81%
JASS - Janus Henderson Overseas Subaccount	2018	19,368	$11.486214	$222,463	1.35%	-16.27%	1.65%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2020	7,575	$21.899955	$165,885	1.35%	2.12%	2.01%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2019	7,089	$21.444557	$152,020	1.35%	26.34%	1.79%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2018	5,390	$16.973593	$91,484	1.35%	-5.86%	1.75%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	719	$26.661079	$19,180	1.35%	-9.32%	0.68%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	1,959	$29.402526	$57,592	1.35%	25.11%	1.55%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	1,937	$23.501339	$45,517	1.35%	6.23%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	1,827	$22.122521	$40,412	1.35%	29.84%	1.48%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2018	1,881	$17.038681	$32,044	1.35%	-6.13%	1.61%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2022	1,124	$31.415187	$35,310	1.35%	-7.67%	1.36%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	1,080	$34.026328	$36,762	1.35%	24.53%	0.70%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	2,053	$27.324055	$56,090	1.35%	3.84%	1.55%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	1,746	$26.313125	$45,943	1.35%	27.17%	1.87%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2018	1,550	$20.691937	$32,070	1.35%	-10.10%	1.69%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	2021	4,714	$13.704251	$64,603	1.35%	11.40%	2.72%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	2020	4,233	$12.301428	$52,068	1.35%	-9.27%	1.92%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	2019	4,089	$13.558729	$55,445	1.35%	14.31%	2.27%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (note 4)	2018	4,319	$11.860951	$51,223	1.35%	-8.30%	1.80%
ASVT - VT Discovery Subaccount	2022	1,100	$26.321042	$28,962	1.35%	-38.68%	0.00%
ASVT - VT Discovery Subaccount	2021	1,123	$42.921586	$48,213	1.35%	-6.31%	0.00%
ASVT - VT Discovery Subaccount	2020	1,123	$45.811151	$51,458	1.35%	60.48%	0.00%
ASVT - VT Discovery Subaccount	2019	1,123	$28.546320	$32,065	1.35%	37.17%	0.00%
ASVT - VT Discovery Subaccount	2018	1,123	$20.811141	$23,377	1.35%	-8.31%	0.00%
MSVI - VIF Core Plus Fixed Income Subaccount	2022	1,772	$13.817313	$24,488	1.35%	-15.47%	3.97%
MSVI - VIF Core Plus Fixed Income Subaccount	2021	1,404	$16.346039	$22,946	1.35%	-1.65%	3.12%
MSVI - VIF Core Plus Fixed Income Subaccount	2020	2,074	$16.620670	$34,472	1.35%	6.36%	2.67%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MSVI - VIF Core Plus Fixed Income Subaccount	2019	3,039	$15.626887	$47,485	1.35%	9.40%	4.10%
MSVI - VIF Core Plus Fixed Income Subaccount	2018	2,805	$14.283768	$40,067	1.35%	-1.98%	2.57%
MSVI - VIF U.S. Real Estate Subaccount	2022	3,119	$46.477998	$144,952	1.35%	-28.03%	1.23%
MSVI - VIF U.S. Real Estate Subaccount	2021	3,535	$64.575420	$228,266	1.35%	37.94%	1.99%
MSVI - VIF U.S. Real Estate Subaccount	2020	4,045	$46.813905	$189,376	1.35%	-17.96%	2.78%
MSVI - VIF U.S. Real Estate Subaccount	2019	4,113	$57.064827	$234,718	1.35%	17.35%	1.92%
MSVI - VIF U.S. Real Estate Subaccount	2018	4,779	$48.626168	$232,391	1.35%	-8.95%	2.70%
MSV2 - VIF Growth Subaccount	2022	1,181	$28.375048	$33,521	1.35%	-60.69%	0.00%
MSV2 - VIF Growth Subaccount	2021	866	$72.191607	$62,536	1.35%	-1.48%	0.00%
MSV2 - VIF Growth Subaccount	2020	2,629	$73.276312	$192,642	1.35%	113.87%	0.00%
MSV2 - VIF Growth Subaccount	2019	2,959	$34.261742	$101,383	1.35%	29.72%	0.00%
MSV2 - VIF Growth Subaccount	2018	2,225	$26.412728	$58,768	1.35%	5.86%	0.00%
GSVI - Large Cap Value Subaccount	2022	10597	$26.448033	$280,263	1.35%	-7.61%	1.23%
GSVI - Large Cap Value Subaccount	2021	11,916	$28.627840	$341,128	1.35%	22.48%	1.21%
GSVI - Large Cap Value Subaccount	2020	11,278	$23.373529	$263,605	1.35%	2.59%	1.30%
GSVI - Large Cap Value Subaccount	2019	12,881	$22.783430	$293,468	1.35%	24.25%	1.21%
GSVI - Large Cap Value Subaccount	2018	17,738	$18.336793	$325,252	1.35%	-9.68%	1.24%
GSVI - U.S. Equity Insights Subaccount	2022	1,454	$28.321348	$41,183	1.35%	-20.81%	0.85%
GSVI - U.S. Equity Insights Subaccount	2021	1,345	$35.762322	$48,116	1.35%	27.68%	0.79%
GSVI - U.S. Equity Insights Subaccount	2020	1,402	$28.008638	$39,268	1.35%	15.98%	0.95%
GSVI - U.S. Equity Insights Subaccount	2019	1,205	$24.150320	$29,110	1.35%	23.54%	1.07%
GSVI - U.S. Equity Insights Subaccount	2018	1,432	$19.548134	$27,988	1.35%	-7.45%	0.92%
GSVI - Strategic Growth Subaccount	2022	5,591	$29.043898	$162,384	1.35%	-33.41%	0.00%
GSVI - Strategic Growth Subaccount	2021	6,858	$43.618878	$299,132	1.35%	20.30%	0.00%
GSVI - Strategic Growth Subaccount	2020	7,194	$36.257796	$260,844	1.35%	38.63%	0.10%
GSVI - Strategic Growth Subaccount	2019	5,789	$26.154350	$151,408	1.35%	33.72%	0.30%
GSVI - Strategic Growth Subaccount	2018	5,967	$19.558597	$116,706	1.35%	-2.36%	0.53%
GSVS - Trend Driven Allocation Subaccount	2022	606	$12.277968	$7,435	1.35%	-20.24%	0.00%
GSVS - Trend Driven Allocation Subaccount	2021	536	$15.393190	$8,247	1.35%	14.63%	0.00%
GSVS - Trend Driven Allocation Subaccount	2020	2,124	$13.429121	$28,524	1.35%	2.72%	0.40%
GSVS - Trend Driven Allocation Subaccount	2019	772	$13.073170	$10,098	1.35%	10.45%	2.60%
GSVS - Trend Driven Allocation Subaccount	2018	295	$11.836768	$3,493	1.35%	-5.62%	0.59%
LAZS - Emerging Markets Equity Subaccount	2022	3307	$31.806246	$105,193	1.35%	-16.25%	3.42%
LAZS - Emerging Markets Equity Subaccount	2021	3,076	$37.975390	$116,827	1.35%	4.06%	1.57%
LAZS - Emerging Markets Equity Subaccount	2020	4,770	$36.493214	$174,069	1.35%	-2.59%	2.70%
LAZS - Emerging Markets Equity Subaccount	2019	5,547	$37.465039	$207,818	1.35%	16.57%	0.93%
LAZS - Emerging Markets Equity Subaccount	2018	6,468	$32.140005	$207,891	1.35%	-19.65%	1.88%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2022	1,892	$45.789771	$86,636	1.35%	-16.64%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2021	1,777	$54.930103	$97,634	1.35%	18.27%	0.06%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2020	2,770	$46.443023	$128,641	1.35%	5.34%	0.18%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2019	2,981	$44.089369	$131,452	1.35%	28.20%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2018	3,272	$34.392005	$112,542	1.35%	-14.40%	0.02%
LAZS - U.S. Equity Select Subaccount	2018	122	$19.344158	$2,356	1.35%	-4.61%	0.86%
LAZS - International Equity Subaccount	2022	7,458	$15.825743	$118,022	1.35%	-16.14%	3.69%
LAZS - International Equity Subaccount	2021	7,399	$18.871580	$139,628	1.35%	4.42%	0.95%
LAZS - International Equity Subaccount	2020	7,356	$18.072169	$132,938	1.35%	6.79%	2.27%
LAZS - International Equity Subaccount	2019	8,724	$16.922488	$147,632	1.35%	19.39%	0.37%
LAZS - International Equity Subaccount	2018	8,293	$14.173736	$117,549	1.35%	-15.06%	1.38%
LAZS - Global Dynamic Multi-Asset Subaccount	2022	268	$14.303205	$3,831	1.35%	-18.47%	0.10%
LAZS - Global Dynamic Multi-Asset Subaccount	2021	180	$17.544418	$3,161	1.35%	10.45%	3.75%
LAZS - Global Dynamic Multi-Asset Subaccount	2020	505	$15.885167	$8,022	1.35%	-0.54%	0.61%
LAZS - Global Dynamic Multi-Asset Subaccount	2019	446	$15.971053	$7,118	1.35%	16.22%	0.05%
LAZS - Global Dynamic Multi-Asset Subaccount	2018	664	$13.742273	$9,119	1.35%	-7.82%	1.01%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2022	5696	$42.139336	$240,023	1.35%	-27.02%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2021	6,524	$57.743290	$376,739	1.35%	14.80%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2020	7,694	$50.300967	$386,995	1.35%	28.67%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2019	9,413	$39.092528	$367,968	1.35%	26.69%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2018	13,876	$30.857089	$428,188	1.35%	-6.99%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2022	1,102	$44.395748	$48,905	1.35%	-38.68%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	1,572	$72.396112	$113,827	1.35%	14.02%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	1,690	$63.496751	$107,289	1.35%	53.49%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2019	1,683	$41.367712	$69,608	1.35%	31.05%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2018	1,095	$31.565588	$34,553	1.35%	-2.50%	0.00%
JPMI - Small Cap Core Subaccount	2022	2,515	$38.700533	$97,325	1.35%	-20.43%	0.44%
JPMI - Small Cap Core Subaccount	2021	2,205	$48.634093	$107,237	1.35%	19.77%	0.52%
JPMI - Small Cap Core Subaccount	2020	2,225	$40.606918	$90,360	1.35%	12.17%	0.91%
JPMI - Small Cap Core Subaccount	2019	2,239	$36.202049	$81,042	1.35%	22.92%	0.43%
JPMI - Small Cap Core Subaccount	2018	3,305	$29.452404	$97,349	1.35%	-13.11%	0.37%
JPMI - Mid Cap Value Subaccount	2022	3,756	$56.815644	$213,384	1.35%	-9.38%	0.93%
JPMI - Mid Cap Value Subaccount	2021	3,514	$62.696313	$220,319	1.35%	28.16%	0.98%
JPMI - Mid Cap Value Subaccount	2020	4,622	$48.921934	$226,107	1.35%	-0.97%	1.51%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
JPMI - Mid Cap Value Subaccount	2019	5,280	$49.401558	$260,821	1.35%	25.07%	1.60%
JPMI - Mid Cap Value Subaccount	2018	5,877	$39.498279	$232,127	1.35%	-13.02%	0.89%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2020	1,008	$13.889166	$13,995	1.35%	3.46%	1.51%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2019	947	$13.424671	$12,714	1.35%	13.71%	1.86%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2018	723	$11.806519	$8,537	1.35%	-8.59%	1.67%
ABVB - VPS Global Risk Allocation-Moderate Subaccount (note 4)	2022	11,711	$8.823810	$103,336	1.35%	-15.21%	0.63%
ABVB - VPS Global Risk Allocation-Moderate Subaccount (note 4)	2021	10,249	$10.406526	$106,652	1.35%	4.07%	0.00%	6/25/2021
MFSI - New Discovery Subaccount	2022	2,098	$37.383989	$78,446	1.35%	-30.93%	0.00%
MFSI - New Discovery Subaccount	2021	1,534	$54.122308	$83,040	1.35%	0.22%	0.00%
MFSI - New Discovery Subaccount	2020	1,492	$54.003874	$80,575	1.35%	43.64%	0.00%
MFSI - New Discovery Subaccount	2019	1,330	$37.596412	$49,991	1.35%	39.39%	0.00%
MFSI - New Discovery Subaccount	2018	1,853	$26.971464	$49,982	1.35%	-3.03%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	1,898	$26.142329	$49,607	1.35%	-29.74%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	1,670	$37.208419	$62,136	1.35%	12.36%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	1,663	$33.115556	$55,062	1.35%	34.30%	0.00%
MFSI - Mid Cap Growth Subaccount	2019	1,889	$24.657499	$46,585	1.35%	36.44%	0.00%
MFSI - Mid Cap Growth Subaccount	2018	2,046	$18.072479	$36,967	1.35%	-0.40%	0.00%
MFSI - Total Return Subaccount	2022	1,422	$25.105849	$35,703	1.35%	-11.04%	1.63%
MFSI - Total Return Subaccount	2021	1,872	$28.220880	$52,828	1.35%	12.32%	1.16%
MFSI - Total Return Subaccount	2020	3,775	$25.125478	$94,846	1.35%	8.05%	1.91%
MFSI - Total Return Subaccount	2019	3,783	$23.252803	$87,966	1.35%	18.52%	2.07%
MFSI - Total Return Subaccount	2018	9,024	$19.619805	$177,044	1.35%	-7.13%	1.82%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2022	2,848	$20.869075	$59,441	1.35%	-20.52%	0.00%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	2,063	$26.256602	$54,175	1.35%	23.98%	0.03%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	2,116	$21.177338	$44,816	1.35%	20.57%	0.24%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2019	1,591	$17.564847	$27,938	1.35%	37.73%	0.37%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2018	1,121	$12.753522	$14,300	1.35%	-0.77%	0.34%
PVIA - Real Return Subaccount	2022	10,136	$16.922423	$171,522	1.35%	-13.07%	6.93%
PVIA - Real Return Subaccount	2021	10,452	$19.466190	$203,470	1.35%	4.19%	4.99%
PVIA - Real Return Subaccount	2020	10,052	$18.682595	$187,792	1.35%	10.22%	1.42%
PVIA - Real Return Subaccount	2019	10,062	$16.949733	$170,552	1.35%	7.00%	1.67%
PVIA - Real Return Subaccount	2018	11,782	$15.841325	$186,639	1.35%	-3.52%	2.47%
PVIA - Total Return Subaccount (note 4)	2020	29,334	$19.569048	$574,045	1.35%	7.21%	2.12%
PVIA - Total Return Subaccount (note 4)	2019	28,478	$18.253274	$519,815	1.35%	6.92%	3.02%
PVIA - Total Return Subaccount (note 4)	2018	33,843	$17.072203	$577,776	1.35%	-1.86%	2.51%
PVIA - Global Bond Opportunities Subaccount	2022	2,094	$15.652104	$32,773	1.35%	-12.19%	1.48%
PVIA - Global Bond Opportunities Subaccount	2021	2,302	$17.824965	$41,026	1.35%	-5.43%	5.38%
PVIA - Global Bond Opportunities Subaccount	2020	3,015	$18.849250	$56,826	1.35%	8.65%	2.53%
PVIA - Global Bond Opportunities Subaccount	2019	3,725	$17.347876	$64,619	1.35%	4.72%	2.49%
PVIA - Global Bond Opportunities Subaccount	2018	7,132	$16.566454	$118,150	1.35%	-5.48%	6.47%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	1,184	$8.670411	$10,269	1.35%	7.17%	24.60%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	2,459	$8.090242	$19,893	1.35%	31.57%	4.31%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	2,449	$6.149161	$15,057	1.35%	0.00%	6.46%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	2,468	$6.149326	$15,176	1.35%	9.95%	4.53%
PVIA - CommodityRealReturn® Strategy Subaccount	2018	3,522	$5.592993	$19,696	1.35%	-15.28%	2.08%
PVIA - Global Diversified Allocation Subaccount (note 4)	2020	5,033	$14.578288	$73,372	1.35%	2.76%	3.31%
PVIA - Global Diversified Allocation Subaccount (note 4)	2019	3,990	$14.186978	$56,606	1.35%	20.09%	2.83%
PVIA - Global Diversified Allocation Subaccount (note 4)	2018	3,030	$11.813450	$35,795	1.35%	-10.16%	1.96%
PVIA - Short-Term Subaccount	2022	28	$10.064136	$284	1.35%	-1.48%	1.61%
PVIA - Short-Term Subaccount	2021	28	$10.215138	$289	1.35%	-1.39%	0.96%
PVIA - Short-Term Subaccount	2020	28	$10.358876	$293	1.35%	0.88%	1.30%
PVIA - Short-Term Subaccount	2019	28	$10.268731	$290	1.35%	1.43%	2.50%
PVIA - Short-Term Subaccount	2018	28	$10.124048	$286	1.35%	0.17%	2.52%
CALI - VP S&P 500 Index Subaccount	2022	17	$24.394983	$413	1.35%	-19.43%	1.25%
CALI - VP S&P 500 Index Subaccount	2021	17	$30.276578	$513	1.35%	26.71%	1.35%
CALI - VP S&P 500 Index Subaccount	2020	17	$23.895001	$404	1.35%	16.52%	1.73%
CALI - VP S&P 500 Index Subaccount	2019	17	$20.506568	$347	1.35%	29.40%	1.30%
CALI - VP S&P 500 Index Subaccount	2018	280	$15.846901	$4,442	1.35%	-6.01%	1.94%
BNYS - Appreciation Subaccount	2022	88	$40.612292	$3,576	1.35%	-19.34%	0.45%
BNYS - Appreciation Subaccount	2021	70	$50.350572	$3,519	1.35%	25.08%	0.26%
BNYS - Appreciation Subaccount	2020	250	$40.253300	$10,053	1.35%	21.73%	0.55%
BNYS - Appreciation Subaccount	2019	227	$33.067017	$7,506	1.35%	33.97%	0.78%
BNYS - Appreciation Subaccount	2018	214	$24.681831	$5,292	1.35%	-8.35%	1.02%
ROYI - Small-Cap Subaccount	2022	4488	$39.587667	$177,652	1.35%	-10.40%	0.36%
ROYI - Small-Cap Subaccount	2021	5,349	$44.183930	$236,343	1.35%	27.10%	1.15%
ROYI - Small-Cap Subaccount	2020	7,928	$34.762439	$275,606	1.35%	-8.39%	0.98%
ROYI - Small-Cap Subaccount	2019	8,988	$37.946994	$341,066	1.35%	17.09%	0.60%
ROYI - Small-Cap Subaccount	2018	12,712	$32.409592	$411,995	1.35%	-9.57%	0.74%
ROYI - Micro-Cap Subaccount	2022	1,594	$35.014033	$55,830	1.35%	-23.47%	0.00%
ROYI - Micro-Cap Subaccount	2021	1,684	$45.750215	$77,035	1.35%	28.25%	0.00%
ROYI - Micro-Cap Subaccount	2020	2,020	$35.672922	$72,046	1.35%	22.14%	0.00%
ROYI - Micro-Cap Subaccount	2019	3,481	$29.206542	$101,656	1.35%	17.96%	0.00%
ROYI - Micro-Cap Subaccount	2018	4,361	$24.760059	$107,991	1.35%	-10.26%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	1,467	$10.117503	$14,840	1.35%	-19.59%	1.98%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	612	$12.582205	$7,705	1.35%	4.20%	0.78%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2020	905	$12.075123	$10,926	1.35%	12.22%	2.45%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2019	709	$10.760179	$7,626	1.35%	26.53%	1.38%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2018	553	$8.504023	$4,701	1.35%	-16.34%	0.97%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2022	10028	$12.430190	$124,649	1.35%	-15.65%	7.13%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2021	9,959	$14.737015	$146,761	1.35%	7.81%	2.75%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2020	11,734	$13.669941	$160,405	1.35%	8.52%	7.74%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2019	13,139	$12.596623	$165,512	1.35%	13.35%	0.00%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2018	25,238	$11.112810	$280,461	1.35%	-7.96%	1.24%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2022	382	$19.493306	$7,449	1.35%	-11.15%	0.16%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	370	$21.938907	$8,107	1.35%	30.75%	0.20%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	496	$16.778990	$8,328	1.35%	-4.13%	0.63%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	695	$17.502194	$12,167	1.35%	14.88%	0.28%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2018	522	$15.234901	$7,958	1.35%	-16.61%	0.24%
FRT2 - Franklin Income VIP Subaccount	2022	5086	$21.462389	$109,168	1.35%	-6.73%	5.90%
FRT2 - Franklin Income VIP Subaccount	2021	8,429	$23.011168	$193,956	1.35%	15.20%	4.92%
FRT2 - Franklin Income VIP Subaccount	2020	9,438	$19.974970	$188,532	1.35%	-0.65%	6.55%
FRT2 - Franklin Income VIP Subaccount	2019	12,844	$20.105932	$258,235	1.35%	14.51%	5.65%
FRT2 - Franklin Income VIP Subaccount	2018	21,609	$17.557793	$379,403	1.35%	-5.59%	4.77%
FRT2 - Franklin DynaTech VIP Subaccount	2022	1,728	$28.442359	$49,162	1.35%	-40.76%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FRT2 - Franklin DynaTech VIP Subaccount	2021	1,432	$48.008691	$68,771	1.35%	14.60%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	1,539	$41.893209	$64,459	1.35%	42.95%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	1,968	$29.305898	$57,662	1.35%	29.42%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2018	2,679	$22.644404	$60,668	1.35%	1.75%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2022	8,901	$13.513956	$120,291	1.35%	-8.83%	2.94%
FRT2 - Templeton Foreign VIP Subaccount	2021	8,702	$14.823561	$128,994	1.35%	2.77%	1.88%
FRT2 - Templeton Foreign VIP Subaccount	2020	8,992	$14.423845	$129,702	1.35%	-2.48%	3.49%
FRT2 - Templeton Foreign VIP Subaccount	2019	10,233	$14.790405	$151,354	1.35%	11.03%	1.90%
FRT2 - Templeton Foreign VIP Subaccount	2018	12,778	$13.321093	$170,223	1.35%	-16.57%	2.65%
FRT4 - Franklin Allocation VIP Subaccount	2022	1	$18.130807	$9	1.35%	-17.31%	0.00%
FRT4 - Franklin Allocation VIP Subaccount	2020	2,578	$19.922993	$51,357	1.35%	10.26%	1.32%
FRT4 - Franklin Allocation VIP Subaccount	2019	2,224	$18.069473	$40,178	1.35%	17.97%	3.28%
FRT4 - Franklin Allocation VIP Subaccount	2018	1,880	$15.317154	$28,793	1.35%	-10.79%	3.01%
FEDS - Kaufmann Fund II Service Shares Subaccount	2022	1,077	$28.043718	$30,198	1.35%	-31.19%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	1,093	$40.753038	$44,546	1.35%	0.90%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	1,828	$40.389059	$73,813	1.35%	26.77%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	1,930	$31.860852	$61,490	1.35%	31.15%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2018	1,910	$24.294361	$46,412	1.35%	2.65%	0.00%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2020	5,978	$15.295037	$91,438	1.35%	-0.42%	2.44%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2019	5,165	$15.359060	$79,322	1.35%	18.63%	2.26%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2018	5,522	$12.947420	$71,497	1.35%	-9.72%	2.85%
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	2020	41	$10.643268	$433	1.35%	-0.64%	2.10%
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	2019	41	$10.711661	$435	1.35%	18.32%	1.95%
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	2018	41	$9.053280	$368	1.35%	-9.47%	0.00%	8/17/2018
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2022	28,824	$11.488783	$331,150	1.35%	-12.99%	1.75%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2021	17,372	$13.204288	$229,389	1.35%	0.91%	1.50%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2020	15,040	$13.084600	$196,787	1.35%	5.07%	3.21%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2019	12,515	$12.453177	$155,845	1.35%	8.07%	1.96%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2018	28,955	$11.523439	$333,663	1.35%	-3.67%	2.57%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2022	274	$12.974061	$3,558	1.35%	-13.70%	0.61%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2021	1,109	$15.034103	$16,669	1.35%	5.05%	0.36%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2020	5,301	$14.311402	$75,871	1.35%	6.98%	2.45%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2019	3,702	$13.377471	$49,522	1.35%	11.40%	1.51%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2018	5,370	$12.008699	$64,486	1.35%	-5.53%	2.02%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2022	21,784	$14.571620	$317,423	1.35%	-14.04%	1.65%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2021	24,445	$16.952186	$414,403	1.35%	9.31%	0.89%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2020	43,786	$15.507782	$679,026	1.35%	7.66%	2.08%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2019	36,145	$14.403995	$520,633	1.35%	14.71%	2.08%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2018	41,472	$12.556630	$520,751	1.35%	-7.49%	1.66%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2022	5,932	$15.718062	$93,233	1.35%	-14.41%	1.28%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2021	10,000	$18.363559	$183,634	1.35%	13.35%	0.89%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2020	14,509	$16.200089	$235,050	1.35%	8.54%	2.26%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2019	11,809	$14.925975	$176,265	1.35%	18.17%	1.64%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2018	13,012	$12.630774	$164,350	1.35%	-9.27%	1.76%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2022	4,680	$16.167702	$75,661	1.35%	-14.33%	1.48%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2021	5,380	$18.872027	$101,531	1.35%	16.76%	0.61%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2020	11,030	$16.163475	$178,278	1.35%	8.49%	1.97%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2019	9,697	$14.898648	$144,466	1.35%	20.54%	1.66%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2018	8,326	$12.359870	$102,905	1.35%	-10.54%	1.53%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2022	8,467	$15.325479	$129,762	1.35%	-15.87%	1.64%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	8,123	$18.217298	$147,982	1.35%	8.97%	1.63%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	8,062	$16.717575	$134,778	1.35%	12.36%	2.14%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	7,706	$14.879020	$114,664	1.35%	20.16%	1.88%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2018	9,170	$12.383094	$113,551	1.35%	-6.71%	1.90%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2022	1,790	$8.140798	$14,570	1.35%	16.21%	1.56%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	1,393	$7.005241	$9,761	1.35%	24.99%	1.75%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	1,346	$5.604537	$7,542	1.35%	-13.17%	2.20%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	900	$6.454347	$5,808	1.35%	8.00%	0.94%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2018	624	$5.976352	$3,727	1.35%	-24.26%	0.29%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2022	1,815	$37.790572	$68,607	1.35%	-32.75%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	1,721	$56.192366	$96,698	1.35%	13.63%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	1,721	$49.450971	$85,126	1.35%	33.56%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	1,751	$37.026570	$64,830	1.35%	47.49%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2018	1,538	$25.103881	$38,619	1.35%	-6.50%	0.00%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2022	1,627	$12.137184	$19,750	1.35%	-13.02%	17.66%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2021	1,753	$13.954075	$24,457	1.35%	7.13%	0.84%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2020	2,400	$13.025721	$31,256	1.35%	4.48%	2.40%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2019	1,870	$12.467049	$23,311	1.35%	13.03%	2.30%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2018	1,631	$11.030230	$17,985	1.35%	-7.29%	1.51%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2022	10,435	$12.831665	$133,899	1.35%	-14.50%	15.30%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2021	10,376	$15.008573	$155,734	1.35%	9.58%	1.07%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2020	11,248	$13.696423	$154,059	1.35%	4.49%	2.31%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2019	11,057	$13.107264	$144,923	1.35%	14.75%	2.20%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2018	10,910	$11.422299	$124,618	1.35%	-8.46%	1.65%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2022	2,250	$12.855783	$28,926	1.35%	-14.87%	8.57%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2021	1,975	$15.101918	$29,829	1.35%	11.09%	0.47%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2020	5,242	$13.594222	$71,255	1.35%	3.78%	2.20%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2019	4,630	$13.098764	$60,649	1.35%	15.52%	2.10%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2018	5,348	$11.339114	$60,636	1.35%	-9.95%	1.60%

•	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Ohio National Life Insurance Company

and Contract Owners of Ohio National Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Ohio National Variable Account D (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio

April 20, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets and contract owners’ equity as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Balanced-Risk Allocation Series II Subaccount

Invesco V.I. EQV International Equity Series II Subaccount (1)

ALLSPRING VARIABLE TRUST

VT Discovery Subaccount

ALPS VARIABLE INVESTORS TRUST - CLASS II

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

CALVERT VARIABLE PRODUCTS, INC.

VP S&P 500 Index Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

VIP Target Volatility Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Trend Driven Allocation Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

2

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount

Delaware Ivy VIP Natural Resources Subaccount

Delaware Ivy VIP Science and Technology Subaccount

JANUS INVESTMENT FUND - CLASS S

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

J.P. MORGAN INSURANCE TRUST - CLASS I

Mid Cap Value Subaccount

Small Cap Core Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

Global Dynamic Multi-Asset Subaccount

International Equity Subaccount

U.S. Small-Mid Cap Equity Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF Core Plus Fixed Income Subaccount

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Growth Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

NORTHERN LIGHTS VARIABLE TRUST - CLASS 2

TOPS® Managed Risk Balanced ETF Subaccount

TOPS® Managed Risk Growth ETF Subaccount

TOPS® Managed Risk Moderate Growth ETF Subaccount

3

OHIO NATIONAL FUND, INC.

ON AB Mid Cap Core Subaccount

ON AB Small Cap Subaccount

ON BlackRock Advantage International Equity Subaccount

ON BlackRock Advantage Large Cap Core Subaccount

ON BlackRock Advantage Large Cap Growth Subaccount

ON BlackRock Advantage Large Cap Value Subaccount

ON BlackRock Advantage Small Cap Growth Subaccount

ON BlackRock Balanced Allocation Subaccount

ON Bond Subaccount

ON Federated Core Plus Bond Subaccount

ON Federated High Income Bond Subaccount

ON Janus Henderson Forty Subaccount

ON Nasdaq-100® Index Subaccount

ON Risk Managed Balanced Subaccount

ON S&P MidCap 400® Index Subaccount

ON S&P 500® Index Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Real Return Subaccount

Short-Term Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount

Small-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Focused Blend Subaccount

PSF PGIM Jennison Growth Subaccount

Statement of operations for the period January 1, 2022 to August 19, 2022 (liquidation) and the statements of changes in contract owners’ equity for the period January 1, 2022 to August 19, 2022 (liquidation) and the year ended December 31, 2021.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount

Statement of assets and contract owners’ equity as of December 31, 2022, the related statement of operations for the year ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2022 and the period June 25, 2021 (commencement of operations) to December 31, 2021.

OHIO NATIONAL FUND, INC.

ON U.S. Low Volatility Subaccount (1)

ON iShares Managed Risk Balanced Subaccount

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Global Risk Allocation-Moderate Subaccount

4

Statement of changes in contract owners’ equity for the period January 1, 2021 to June 25, 2021 (substitution).

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson U.S. Low Volatility Subaccount

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Dynamic Asset Allocation Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

Total Return Subaccount

Global Diversified Allocation Subaccount

FEDERATED HERMES INSURANCE SERIES

Managed Volatility Fund II Primary Shares Subaccount

Managed Volatility Fund II Service Shares Subaccount

(1)	See the footnote to the statements of assets and contract owners’ equity for the former name of the subaccount.

5

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Financial Statements and Supplementary Information

December 31, 2022, 2021 and 2020

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

The Ohio National Life Insurance Company:

Opinions

We have audited the statutory financial statements of The Ohio National Life Insurance Company (a wholly owned subsidiary of Constellation Insurance, Inc.) (the Company), which comprise the statutorystatements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2022, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2022, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note 3 to the statutory financial statements, effective January 1, 2020, the Company adopted new accounting guidance pursuant to section 21 of the Valuation Manual (VM-21) which revised the valuation of variable annuity and other contracts. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Cincinnati, Ohio

April 10, 2023

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2022 and 2021

(Dollars in thousands, except share amounts)

Admitted Assets	2022	2021
Investments:
Bonds	$6,126,737	5,883,205
Preferred stocks	16,335	7,101
Common stocks at fair value (cost $42,991 in 2022 and $58,299 in 2021)	43,007	60,403
Common stock of unconsolidated life insurance subsidiaries at statutory equity (cost $363,819 in 2022 and 2021)	480,230	433,121
Common stocks of nonlife insurance subsidiaries at statutory equity (cost $10,830 in 2022 and 2021)	12,100	10,857
Mortgage loans on real estate	1,118,912	1,058,963
Real estate, at cost less accumulated depreciation	22,803	23,780
Contract loans	900,976	908,562
Cash, cash equivalents and short-term investments	286,470	382,134
Receivables for securities	938	461
Derivatives	78,598	96,518
Other invested assets	306,314	332,527
Securities lending reinvested collateral assets	113,940	287,838
Total investments	9,507,360	9,485,470
Premiums and other considerations deferred and uncollected	1,853	98,992
Accrued investment income	58,905	54,500
Current federal income tax recoverable	63,470	2,366
Deferred tax asset, net	51,971	119,975
Other assets	276,596	458,856
Separate Account assets	13,840,750	18,634,097
Total admitted assets	$23,800,905	28,854,256
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life policies and contracts	$1,806,998	6,638,034
Accident and health policies	20,642	22,914
Annuity and other deposit funds	654,043	543,945
Contract claims	21,686	30,886
Other policyholders’ funds:
Policyholders’ dividend accumulations	26,250	30,110
Provision for policyholders’ dividends payable in following year	3,981	87,943
Other	133	2,298
Payable to parent, subsidiaries and affiliates	202,079	116,229
Interest maintenance reserve	1,510	35,200
Asset valuation reserve	95,538	55,056
Transfers to Separate Accounts due or accrued, net	(39,336)	(66,669)
Payable for securities	4,000	5,000
Payable for securities lending	113,940	287,838
Reinsurance funds withheld due to affiliate, net	1,047,857	476,248
Reinsurance funds withheld due to third party, net	2,664,505	—
Policy loan liability	827,717	—
Other liabilities	542,690	499,593
Separate Account liabilities	13,840,748	18,634,095
Total liabilities	21,834,981	27,398,720
Capital and surplus:
Class A common stock, $1 par value. Authorized, issued, and outstanding 10,000,000 shares	10,000	10,000
Surplus notes	310,004	309,927
Gross paid in and contributed surplus	823,736	422,372
Aggregate write-ins for special surplus funds	58,826	58,826
Unassigned surplus	763,358	654,411
Total capital and surplus	1,965,924	1,455,536
Total liabilities and capital and surplus	$23,800,905	28,854,256

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Operations

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2022	2021	2020
Premiums and other considerations:
Life and annuity	$146,622	854,610	1,308,386
Accident and health	4,677	5,052	5,052
Total premiums and other considerations	151,299	859,662	1,313,438
Investment income:
Interest on bonds	233,675	228,264	221,515
Dividends on stocks	2,820	1,707	1,317
Dividends from subsidiaries	30,300	9,400	18,950
Interest on mortgage loans	47,523	51,549	45,344
Real estate income	2,256	1,897	2,016
Interest on contract loans	40,058	39,717	35,553
Other income	37,165	302,665	15,327
Total investment income	393,797	635,199	340,022
Less investment expenses	38,106	32,586	32,339
Net investment income	355,691	602,613	307,683
Total income	506,990	1,462,275	1,621,121
Death and other benefits:
Death benefits	59,943	70,679	62,313
Accident and health benefits	2,020	2,479	1,732
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	1,986,052	2,819,564	2,541,039
Total death and other benefits	2,048,015	2,892,722	2,605,084
Change in reserves for future policy benefits and other funds	(42,519)	295,282	611,430
Commissions	113,566	151,968	172,865
General insurance expenses	169,404	142,815	131,297
Insurance taxes, licenses, and fees	13,233	22,056	17,516
Net transfers from Separate Accounts	(1,648,451)	(2,469,808)	(2,118,476)
Total expenses	653,248	1,035,035	1,419,716
(Loss) income before dividends to policyholders, expense (benefit) for federal income taxes, and net realized capital (losses) gains	(146,258)	427,240	201,405
Dividends to policyholders	25,056	91,297	105,865
(Loss) income before expense (benefit) for federal income taxes and net realized capital (losses) gains	(171,314)	335,943	95,540
Expense (benefit) for federal income taxes	63,856	(55,188)	33,016
(Loss) income before net realized capital (losses) gains	(235,170)	391,131	62,524
Net realized capital (losses) gains, net of interest maintenance reserve and income taxes	(20,999)	27,978	72,355
Net (loss) income	$(256,169)	419,109	134,879

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Common stock	Surplus notes	Gross paid in and contributed surplus	Aggregate write-ins for special purpose funds	Unassigned surplus	Total capital and surplus
Balance at December 31, 2019	$10,000	309,775	283,297	35,826	380,965	1,019,863
Net income	—	—	—	—	134,879	134,879
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(44,627)	(44,627)
Change in net deferred income tax	—	—	—	—	10,885	10,885
Change in nonadmitted assets and related items	—	—	—	—	(24,770)	(24,770)
Change in asset valuation reserve	—	—	—	—	(11,323)	(11,323)
Change in reserve valuation basis	—	—	—	—	63,050	63,050
Correction of an error, net of tax	—	—	—	—	(195)	(195)
Deferred coinsurance gain	—	—	—	—	(22,921)	(22,921)
Benefit plan adjustment	—	—	—	—	(6,410)	(6,410)
Dividends to stockholder	—	—	—	—	(40,000)	(40,000)
Balance at December 31, 2020	10,000	309,851	283,297	35,826	439,533	1,078,507
Net income	—	—	—	—	419,109	419,109
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(63,905)	(63,905)
Change in net unrealized foreign exchange capital gain	—	—	—	—	(325)	(325)
Change in net deferred income tax	—	—	—	—	(54,742)	(54,742)
Change in nonadmitted assets and related items	—	—	—	—	55,866	55,866
Change in asset valuation reserve	—	—	—	—	(2,959)	(2,959)
Correction of an error, net of tax	—	—	—	—	(3,925)	(3,925)
Deferred coinsurance gain	—	—	—	—	(15,023)	(15,023)
Benefit plan adjustment	—	—	—	—	20,513	20,513
Segregated special surplus for the benefit of affiliate	—	—	—	23,000	(23,000)	—
Paid in surplus	—	—	139,075	—	—	139,075
Change in surplus as a result of reinsurance	—	—	—	—	(1,731)	(1,731)
Dividends to stockholder	—	—	—	—	(115,000)	(115,000)
Balance at December 31, 2021	10,000	309,927	422,372	58,826	654,411	1,455,536
Net income	—	—	—	—	(256,169)	(256,169)
Amortization of surplus note	—	77	—	—	—	77
Change in net unrealized capital gains	—	—	—	—	74,400	74,400
Change in net deferred income tax	—	—	—	—	(33,561)	(33,561)
Change in nonadmitted assets and related items	—	—	—	—	(32,184)	(32,184)
Change in asset valuation reserve	—	—	—	—	(40,482)	(40,482)
Correction of an error, net of tax	—	—	—	—	921	921
Deferred coinsurance gain	—	—	—	—	807,410	807,410
Benefit plan adjustment	—	—	—	—	7,612	7,612
Paid in surplus	—	—	401,364	—	—	401,364
Dividends to stockholder	—	—	—	—	(419,000)	(419,000)
Balance at December 31, 2022	$10,000	310,004	823,736	58,826	763,358	1,965,924

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Cash Flow

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2022	2021	2020
Cash flow from operations:
Premiums, other considerations, and fund deposits	$647,344	540,311	980,931
Investment income	324,991	565,577	309,036
	972,335	1,105,888	1,289,967
Less:
Death and other benefits	2,460,152	2,491,971	2,198,713
Commissions, taxes, and other expenses	433,361	320,346	397,424
Dividends paid to policyholders	84,170	105,315	114,097
Net transfers from separate accounts	(1,631,142)	(2,513,133)	(2,131,558)
	1,346,541	404,499	578,676
Net cash (used in) provided by operations	(374,206)	701,389	711,291
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	919,225	1,545,048	937,751
Stocks	16,190	2,389	—
Mortgage loans on real estate	127,148	164,797	92,223
Real estate	—	—	16
Other	142,742	64,961	29,863
Total investment proceeds	1,205,305	1,777,195	1,059,853
Less cost of investments acquired:
Bonds	1,185,573	1,986,705	1,011,681
Stocks	10,822	15,249	5,439
Mortgage loans on real estate	187,097	252,984	132,165
Other	72,593	234,715	337,823
Total investments acquired	1,456,085	2,489,653	1,487,108
Less (decrease) increase in contract loans	(7,539)	72,533	91,384
Net cash used in investing activities	(243,241)	(784,991)	(518,639)
Cash flow from financing and other miscellaneous sources:
Capital and paid in surplus, less treasury stock	401,364	—	—
Deposits on deposit-type contracts and other liabilities	280,381	136,598	169,681
Withdrawals on deposit-type contracts and other liabilities	(185,450)	(267,123)	(198,841)
Dividends to stockholder	(419,000)	(115,000)	(40,000)
Change in dividends receivable from subsidiaries	175,000	—	—
Change in payable to affiliates due to cash concentration program	97,147	—	—
Other, net	172,341	62,735	127,652
Net cash provided by (used in) financing	521,783	(182,790)	58,492

Net (decrease) increase in cash, cash equivalents and short-term investments	(95,664)	(266,392)	251,144
Cash, cash equivalents and short-term investments:
Beginning of year	382,134	648,526	397,382
End of year	$286,470	382,134	648,526

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$(173,898)	$5,861	$109,478
Funds held under fixed indexed annuity reinsurance agreement, net	(48,747)	(74,476)	(41,443)
Funds held under traditional life reinsurance agreement, net	(1,051)	—	—
Capital contribution from parent	—	(139,075)	—
Unpaid return of capital from affiliate	—	(169,973)	—
Dividend declared and unpaid from affiliate	(25,000)	(30,027)	—
Amortization of deferred gain on reinsurance agreements	73,061	15,023	22,921
Deferred gain on reinsurance agreements	(880,471)	—	—

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(1)	Organization and Business

Organization

The Ohio National Life Insurance Company (“ONLIC” or the “Company”) is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CNII”), formerly Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. CNII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), formerly Ohio National Holdings, Inc. (“ONHI”) and Ohio National Mutual Holdings, Inc. (“ONMH”), a stock holding company organized under Ohio insurance laws.

ONLIC owns 100% of Ohio National Life Assurance Corporation (“ONLAC”), a stock life insurance subsidiary; National Security Life and Annuity Company (“NSLAC”), a stock life insurance subsidiary; Montgomery Re, Inc. (“MONT”), a special purpose financial captive life insurance company; Kenwood Re, Inc. (“KENW”), a special purpose financial captive life insurance company; Camargo Re Captive, Inc. (“CMGO”), a special purpose financial captive life insurance company; Sunrise Captive Re, LLC (“SUNR”), an Ohio authorized reinsurer; Ohio National Investments, Inc. (“ONII”), an investment advisor; Ohio National Equities, Inc. (“ONEQ”), a broker dealer registered under the Securities and Exchange Commission Act of 1934; and The O.N. Equity Sales Company (“ONESCO”), a broker dealer registered under the Securities and Exchange Commission Act of 1934.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance, LP (“Constellation”) whereby Constellation would acquire ONMH. The agreement was signed on March 22, 2021. Constellation is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

On March 11, 2022, the Members of ONMH voted to approve the Transaction. The Ohio Department of Insurance (“Department”) conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and closed the Transaction on March 31, 2022.

The Transaction was structured as a sponsored demutualization, which means ONMH converted to a stock company. Eligible members were compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits or cash, as applicable. In addition to member compensation, an additional $500 million of capital will be infused into ONLIC evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening ONLIC’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

During the third quarter of 2021 ONMH repositioned ON Foreign Holdings, SMLLC (“ONFH”), a Delaware holding company, and its subsidiaries under ONLIC. Prior to the repositioning, Sycamore Re, Ltd (“SYRE”), a wholly owned subsidiary of ONFS, owned ONFH, which owned 100% of ON Netherlands B.V. (“ONNH”), a Dutch holding company. The transaction was completed as follows:

●	Effective September 13, 2021, ONFH created ON Overseas Holdings B.V. (“ONOH”), a Dutch holding company.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	Effective September 27, 2021, SYRE paid a non-cash dividend to its parent, ONFS, consisting of 100% ownership of ONFH and its subsidiaries. On that same day, ONFS assumed certain liabilities on behalf of ONFH, which increased its investment in ONFH.

●	Effective September 29, 2021, ONFH made a non-cash capital contribution consisting of ONNH and its subsidiaries to ONOH. ONOH now owns 100% of ONNH.

●	ONNH owns Ohio National Seguros de Vida S.A. (“ONSP”), a Peruvian insurance company, ON Global Holdings, SMLLC (“ONGH”), a Delaware holding company, and ONNH owns 100% of O.N. International do Brasil Participacoes, Ltda. (“OHIO”), which was formed to hold the equity method investment made when ONFS entered into a 50% joint venture agreement with a Brazilian insurance company. ONGH owns 92% of Ohio National Sudamerica S.A. (“ONSA”), a Chilean holding company, and ONNH owns 8%. ONSA owns 100% of Ohio National Seguros de Vida S.A. (“ONSV”), a Chilean insurance company.

●	Effective September 30, 2021, ONFS made a non-cash capital contribution consisting of ONFH and its subsidiaries, to ONLIC. ONLIC now owns 100% of ONFH. See Note 17 for additional information.

All references to activity entered into while under the ONFS or ONMH/ONHI names impacting the Company throughout the remainder of these footnotes have been updated to the new names of CNII and CIHI, respectively.

Business

ONLIC is a life and health (disability) insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers a full range of life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. In 2018, the Company made the strategic decision to cease accepting applications for variable annuities and new retirement plans following a comprehensive review of the Company’s businesses, taking into account the continuously changing regulatory landscape, the sustained low interest rate environment, and the increasing cost of doing business, as well as growth opportunities and the Company’s competitive strengths. The Company continues to service and support existing clients for both product lines. During 2020, the Company made the strategic decision to relaunch its fixed indexed annuity product. Subsequent to the balance sheet date, the Company made the decision to cease selling its disability products as of May 1, 2023, while continuing to service and support existing clients.

Over the last several years, the Company offered to buy-back certain variable annuity policies from policyholders with the guaranteed minimum income benefit (“GMIB”) rider. The Company paid approximately $32,000 and $12,000 related to the buy-back during 2021 and 2020, respectively, which is included in benefits and claims on the corresponding statements of operations.

The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ONLIC does not have any permitted or prescribed statutory accounting practices as of December 31, 2022 and 2021. ONLIC’s wholly-owned Vermont subsidiaries have permitted accounting practices as disclosed in Note 3(c). The statutory financial statements presented represent the accounts of the Company and do not include the accounts of any of its subsidiaries.

The Company’s subsidiary, SUNR, applies a prescribed practice which values assumed guaranteed minimum death benefit (“GMDB”) and guaranteed lifetime withdrawal benefit (“GLWB”) risks on variable annuity contracts from the Company using a separate alternative reserve basis pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The prescribed practice related to the Company’s guaranteed risks changed the Company’s carrying value of SUNR, included in other invested assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, by $319,035 and $176,150 as of December 31, 2022 and 2021, respectively. If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels.

A reconciliation of the Company’s net statutory loss and capital and surplus between NAIC SSAP and practices prescribed by the State of Ohio are shown below:

	2022	2021
Net (Loss) Income
Company state basis	$(256,169)	419,109
State prescribed practices that are an increase/(decrease) from NAIC SAP	—	—
NAIC SAP	$(256,169)	419,109

Surplus
Company state basis	$1,965,923	1,455,536
State prescribed practices that are an increase/(decrease) from NAIC SAP
Subsidiary valuation - SUNR	319,035	176,150
NAIC SAP	$1,646,888	1,279,386

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for limited partnerships investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve are not recorded;

●	separate account seed money is classified as a trading security recorded at fair value as opposed to a component of separate account assets;

●	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in operations;

●	there is a presentation of other comprehensive income and comprehensive income;

●	consolidation for GAAP is based on whether the Company has voting control, or for certain variable interest entities, is the primary beneficiary while for statutory, consolidation is not applicable;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus;

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally furniture, equipment, certain deferred taxes, and certain receivables), along with statutory adjustments to the Company’s common stock investment of affiliates carried at U.S. GAAP equity have been excluded from total admitted assets by a direct charge to surplus.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when information is not available from the SVO.

Investments in the Company’s wholly owned insurance subsidiaries are carried at audited statutory equity with changes in net assets, other than dividends declared, recognized as net unrealized capital gains or losses through surplus. Investments in the Company’s special purpose financial captive reinsurers are carried as follows: MONT and KENW are carried at zero due to the fact that the State of Vermont has granted a permitted practice to allow the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in SUNR is carried at the value of SUNR’s statutory surplus, adjusted for the prescribed practice described in Note 2. Investments in wholly owned noninsurance subsidiaries are carried at the value of their underlying audited GAAP basis equity, adjusted for nonadmitted assets, based on the significance of their operations beyond holding assets for the use of the Company. The Company does not record the investment in ONII, a noninsurance subsidiary, as it does not have audited GAAP financial statements for 2022, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Management reviews its investments in subsidiary, controlled, and affiliated entities for impairment based upon the probability that the Company will be able to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings, which would justify the carrying amount of the investment.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred. In response to the Coronavirus (“COVID-19”) pandemic, there was an increase in the volume of loan modifications in the Company’s mortgage portfolio during 2020. The COVID-19 related modifications were primarily in the form of principal and/or interest deferrals in accordance with the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus and in accordance with the interpretation issued by the NAIC, INT 20-03 Troubled Debt Restructuring Due to COVID-19, during the year ended December 31, 2020. Accordingly, these loans were not categorized as a TDR.

Real Estate

Real estate, occupied by the Company and held for the production of income, is generally carried at depreciated cost, net of encumbrances. Accumulated depreciation was $8,088 and $7,111 as of December 31, 2022 and 2021, respectively.

The Company occupies less than 50% of buildings held for the production of income.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Contract Loans

Contract loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index put options, equity futures, currency futures, equity swaps and interest rate swaptions as hedges for certain riders that were sold with variable annuity products. The Company similarly purchases equity index call options as hedges for the fixed indexed annuity product. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

The Company enters into derivative transactions that meet the criteria for hedge accounting. The Company purchased a foreign currency swap that meets the criteria for hedge accounting and is accounted for consistent with the underlying hedged asset. The swap instrument is carried at estimated fair value, and changes in the estimated fair value of the swaps are recorded as unrealized capital gains or losses in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of the Company’s investment in SUNR, external and inter-company surplus notes and investments in limited partnership interests. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6. In February 2022, the $75,000 inter-company surplus note issued to the Company was repaid. The transaction was completed in cash with a payoff amount of $75,000 plus accrued interest of $988.

During 2021 and 2022, the Company became an investor and limited partner in several limited partnerships. Limited partnerships are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of limited partnership investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. The Company has no investments in limited partnerships that exceed 10% of it admitted assets.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The statement value of limited partnerships are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for its investments for the years ended December 31, 2022 and 2021.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within net investment income.

(d)	Segregated Special Surplus Fund

The Company has established a segregated special surplus fund for the benefit of SUNR, a subsidiary, in accordance with the SUNR Plan of Operations approved by the State of Ohio. The assets, along with capital within SUNR, are to be used to provide the protection to maintain SUNR’s statutory total adjusted capital at a level of at least 300% of its authorized control level (“ACL”) risk based capital. The segregated special surplus fund is held in a custodial account. Dividends (including amounts classified as return of capital) paid by SUNR to ONLIC during the years ended December 31, 2022 and December 31, 2021 were $200,000 and $253,000, respectively. Dividends (including amounts classified as return of capital) are placed in the segregated custodial account when paid. See additional details in Note 17 on dividends between SUNR and ONLIC. As long as the surplus in SUNR plus the segregated special surplus fund is greater than 300% ACL, ONLIC can withdraw excess capital from the segregated special surplus fund for it to use as unassigned surplus in the event at the end of the calendar quarter the segregated special surplus fund exceeds 100 % ACL. At December 31, 2022 and 2021, the segregated special surplus fund was $58,826, recorded in the aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the Statutory Statements of Changes in Capital and Surplus. The value of the custodial account was $51,072 and $295,483 at December 31, 2022 and 2021, respectively, which was invested in the following:

	2022	2021
Cash and cash equivalents	$6,041	11,595
Securities available-for-sale, at fair value:
Fixed maturity securities	45,031	283,888
Total custodial account value	$51,072	295,483

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Operations as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets.

Under accounting procedures prescribed by the NAIC, the Company records seed money contributed to, or withdrawn from, variable annuity separate accounts through a direct charge or credit to surplus. Seed money held in separate accounts represents the difference between separate account assets and liabilities. The change in separate account surplus, developed through seed money contributions, withdrawals, and unrealized gains and losses generated thereon, is also recorded directly to surplus without providing for federal income tax or income tax reductions. Dividend and capital gain distributions on seed money are recorded as other income in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in net transfers from separate accounts in the Statutory Statements of Operations. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(f)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(g)	Reserves for Future Policy Benefits

Life Policies and Contracts

For traditional life policies issued prior to January 1, 2020, reserves are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies issued was the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1941 CSO table with interest rates of 2.25% to 2.5%, the 1958 CSO table with interest rates of 1.75% to 4.5%, the 1980 CSO table with interest rates of 3.0% to 5.5%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $6,667,866 and $6,716,016 of individual life insurance in force as of December 31, 2022 and 2021, respectively, and $1,598,297 and $1,398,109 of related reserves as of December 31, 2022 and 2021, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

●	guaranteed minimum death benefit (“GMDB”);

●	guaranteed minimum income benefit (“GMIB”);

●	guaranteed minimum accumulation benefit (“GMAB”);

●	guaranteed minimum withdrawal benefit (“GMWB”); and

●	guaranteed lifetime withdrawal benefit (“GLWB”).

The Company also issued fixed indexed annuity contracts with an enhanced GLWB rider. The fixed indexed annuity contracts issued beginning in 2020 did not include a GLWB rider. The Company began offering a new GLWB rider option with fixed indexed annuity contracts during 2022.

Effective January 1, 2020, the Company began reserving for variable annuity policies in force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of PBR for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under Actuarial Guideline 43 (“AG43”).

Actuarial Guideline 35 (“AG35”) interprets the standards for the valuation of reserves for fixed indexed annuities. AG35 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The reserves for both the base policy and the rider guarantees are included in general account liabilities.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 2.98%, 2.88%, and 2.77% for the years ended December 31, 2022, 2021 and 2020, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1937 Standard Annuity Table (interest rate of 11.25%), the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.25% to 11.25%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%), or the IAR2012 Mortality Table (interest rates of 1.00% to 4.25%). Group immediate annuity reserves are based primarily on the 1971 Group Annuity Mortality Table (interest rate of 11.25%), the 1983 Group Annuity Mortality Table (interest rates of 6.25% to 9.25%) or the 1994 Group Annuity Mortality Table (interest rates of 1.00% to 7.00%).

(h)	Participating Business/Policyholders’ Dividends

Participating business, which refers to policies that participate in profits through policyholders’ dividends, represents 22.1% and 23.1% of the Company’s ordinary life insurance in force at December 31, 2022 and 2021, respectively. The liability for policyholder dividends includes the estimated amount of annual dividends earned by policyholders and is recorded in other policyholders’ funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The policyholder dividends incurred are recorded in dividends to policyholders in the Statutory Statements of Operations.

Policyholder dividends are approved annually by the Company’s board of directors based upon the amount of distributable surplus. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks, derivative instruments, net of reinsurance, and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Operations impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(j)      Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or those that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(k)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $510,000 and $350,000 as of December 31, 2022 and 2021, respectively, which are included in annuity and other deposit funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2022	2021
Membership stock - Class B	$20,000	25,000
Activity stock	21,825	14,625
Excess Stock	373	-
Total	$42,198	39,625
Actual or estimated borrowing capacity as determined by the insurer	$518,278	430,593

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Membership stock eligible and not eligible for redemption at December 31, 2022 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$20,000	20,000	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2022	2021
Total collateral pledged:
Fair value	$692,083	613,893
Carrying value	755,863	596,689
Total borrowing	510,000	350,000

The maximum amount pledged as of December 31 is as follows:

	2022	2021
Maximum amount pledged:
Fair value	$784,163	681,186
Carrying value	774,869	649,940
Total borrowing	510,000	395,000

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

2022	General account	Funding agreements reserves established
Funding agreements	$510,000	510,000
2021
Funding agreements	$350,000	350,000

The maximum amount available during the reporting period ended December 31, 2022 is $510,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(l)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Operations as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. The CARES Act included, among other items, measures concerning income tax, payroll tax credits, and loan programs. The CARES Act permitted net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allowed NOLs incurred in 2018, 2019, and 2020 to be carried back to generate a refund of previously paid income taxes. The Company concluded the NOL changes did not impact income taxes. The Company did not participate in any of the CARES payroll tax credits or loan programs.

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022, however, the Company does not expect to be subject to CAMT.

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(n)	Employee Benefit Plans

The Company sponsors and/or administers various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the defined benefit pension and other postretirement benefit plans correspond with the year end of the Company. The Company recognizes the funded status of the projected benefit obligation (“PBO”) less plan assets for pension benefits and the accumulated benefit obligation (“ABO”) for other postretirement benefits for each of its plans.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The obligations and expenses associated with these plans require the use of assumptions such as discount rate, expected long-term return on plan assets, rate of compensation increases, healthcare cost trend rates, as well as participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and mortality tables, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have an effect on the Company’s statutory financial statements.

The Company sponsors a defined contribution plan for substantially all employees. The Company also sponsors a qualified contributory defined contribution profit-sharing plan for substantially all employees. Discretionary Company contributions are based on the net earnings of the Company. Accordingly, the Company recognizes compensation cost for current contributions.

(o)	Equity and Undistributed Income of Subsidiaries

Dividends received by the Company from its affiliates are recognized in investment income provided that the dividend is not in excess of undistributed accumulated earnings.

(p)	New Accounting Standards

In April 2020 and May 2021, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 32R, Preferred Stock, effective January 1, 2021. These revisions update the definitions, measurement and impairment guidance for all preferred stock. With adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 86, Financing Derivatives, effective January 1, 2021. These revisions ensure reporting consistency in that derivatives are reported "gross," i.e., without the inclusion of financing components. Additionally, amounts owed to/from the reporting entity from the acquisition or writing of derivatives shall be separately reflected. The adoption of this guidance did not impact the Company’s statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

In July 2020, the NAIC issued revisions to SSAP No.26R, Bonds, effective January 1, 2021. These revisions clarify that the accounting and reporting of investment income and capital gains/losses, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The adoption of this guidance did not impact the Company’s statutory financial statements.

(q)	Subsequent Events

The Company has evaluated subsequent events through April 10, 2023, the date the statutory financial statements were available to be issued.

In March 2023, CNII contributed $125,000 in capital to ONLIC in satisfaction of the first installment of the Transaction discussed in Note 1. See Note 17 for additional details.

No other subsequent events have occurred since the balance sheet date except for the product changes discussed in Note 1.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Changes in the regulatory environment and changes in laws in the countries of the Company’s international insurance operations could have a material adverse effect on its results of operations. The Company’s international insurance operations are principally regulated by insurance regulatory authorities in the jurisdictions in which they are located or operate.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. Based on policyholder account balances, the Company’s largest distributor of individual (fixed and variable) annuity products accounted for approximately 14% of total individual annuity reserves as of December 31, 2022 and 2021. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk to, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Banking risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts. Subsequent to the balance sheet date, there have been prominent bank failures in the United States that resulted in a seizure by government agencies. The Company has no direct exposure to these failures, but as a result of these failures the Company is examining all of its bank relationships to ensure they are sufficiently protected from potential future failures. The Company will continue to monitor the ongoing situation.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders as well as fixed indexed annuity contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue.

The Company attempts to minimize the adverse impact of equity market risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties. The Company uses equity index put options, equity index call options, equity swaps and interest rate swaptions to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia or the Ukraine. However, the ongoing conflict between the two countries is impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

COVID-19 Risk is the potential risk the Company continues to be exposed to the ongoing impacts of the COVID-19 pandemic. Significant legislative and regulatory activity has occurred in the U.S., and around the world, in response to the pandemic with unprecedented fiscal and monetary policies. With many of these stimulus programs having concluded, the Company continues to monitor and evaluate the long-term impact of the crisis on its operations and financial condition.

Transaction Risk is the risk associated with the Constellation acquisition discussed in Note 1. Although the Transaction has been completed, the Company may encounter a few issues related to the Transaction:

●	Changes in applicable laws or regulations; the risk that the transactions completed in the Transaction agreement will not qualify for their intended tax treatment;

●	The possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

●	Uncertainty about the long-term effects of the Transaction on the Company’s employees, customers, and other parties with whom they have business relationships may have an adverse effect on its business and results of operations.

Litigation is common in connection with acquisitions of companies, regardless of any merits related to the claims. In the event lawsuits are filed against the Company, the outcome of the lawsuits would be uncertain, and the Company may not be successful in defending against any such claims. While the Company will defend against any lawsuits filed against it in connection with the Transaction, the costs of the defense of such actions and other effects of such litigation could have an adverse effect on its business, financial condition and operating results.

The Company is working closely with Constellation to mitigate any exposure associated with the Transaction as well as working with the rating agencies on potential impacts; having open communication with customers, producers and employees; and implementing strategic plans to enhance its capital position.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments, separate account assets and exchange traded derivatives.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; unaffiliated surplus notes; other invested assets; derivatives; common stocks; securities lending reinvested collateral; and cash equivalent securities.

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed or mortgage-backed securities, common stocks, other invested assets and derivative securities.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2022
Assets:
Investments:
Bonds	$—	73	—	73
Preferred stock	—	6,335	—	6,335
Common stocks	—	42,229	778	43,007
Cash, cash equivalents and short-term investments	286,470	—	—	286,470
Derivatives	8,138	70,460	—	78,598
Other invested assets	—	—	35,074	35,074
Securities lending reinvested collateral assets	—	113,961	—	113,961
Other assets:
Separate account assets	13,840,750	—	—	13,840,750
Total assets	$14,135,358	233,058	35,852	14,404,268

	Level 1	Level 2	Level 3	Total
2021
Assets:
Investments:
Bonds	$—	99	—	99
Common stocks	—	60,403	—	60,403
Cash, cash equivalents and short-term investments	382,134	—	—	382,134
Derivatives	—	96,518	—	96,518
Other invested assets	—	—	10,150	10,150
Securities lending reinvested collateral assets	—	287,829	—	287,829
Other assets:
Separate account assets	18,634,097	—	—	18,634,097
Total assets	$19,016,231	444,849	10,150	19,471,230

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

		NAIC
	Carrying	estimated	Fair value hierarchy level
2022	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$6,126,737	5,116,211	9,219	5,058,385	48,607
Preferred stocks	16,335	15,351	—	6,335	9,016
Common stocks, other than investments in affiliates	43,007	43,007	—	42,229	778
Mortgage loans on real estate	1,118,912	1,017,875	—	—	1,017,875
Contract loans	900,976	923,587	—	—	923,587
Cash, cash equivalents and short-term investments	286,470	286,470	286,470	—	—
Derivatives	78,598	78,598	8,138	70,460	—
Other invested assets	306,314	280,224	—	82,066	198,158
Securities lending reinvested collateral assets	113,940	113,961	—	113,961	—
Other assets:
Separate account assets	13,840,750	13,840,750	13,840,750	—	—
Liabilities:
Guaranteed investment contracts	$530,147	529,700	—	529,700	—
Individual deferred annuities	154,264	148,637	—	148,637	—
Immediate and other annuity deposits	1,074,302	918,800	—	918,800	—
Other policyholder funds	30,231	30,231	30,231	—	—
Separate account liabilities	13,840,750	13,840,750	13,840,750	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

		NAIC
	Carrying	estimated	Fair value hierarchy level
2021	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$5,883,205	6,169,741	10,017	6,081,288	78,436
Preferred stocks	7,101	7,779	—	7,779	—
Common stocks, other than investments in affiliates	60,403	60,403	—	60,403	—
Mortgage loans on real estate	1,058,963	1,087,199	—	—	1,087,199
Contract loans	908,562	1,044,818	—	—	1,044,818
Cash, cash equivalents and short-term investments	382,134	382,134	382,134	—	—
Derivatives	96,518	96,518	—	96,518	—
Other invested assets	332,527	356,671	—	210,590	146,081
Securities lending reinvested collateral assets	287,838	287,829	—	287,829	—
Other assets:
Separate account assets	18,634,097	18,634,097	18,634,097	—	—
Liabilities:
Guaranteed investment contracts	$405,872	405,005	—	405,005	—
Individual deferred annuities	162,216	159,648	—	159,648	—
Immediate and other annuity deposits	1,619,192	1,312,045	—	1,312,045	—
Other policyholder funds	118,053	118,053	118,053	—	—
Separate account liabilities	18,634,095	18,634,095	18,634,095	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments and policy reserves listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash and cash equivalents are comprised of money market funds, bank deposits, and commercial paper.

Short-term investments are considered Level 2 since they are short-term, highly liquid investments that are not traded on an active market but are both a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

Derivatives – The Company enters into long-term investments comprised of equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity and fixed indexed annuity products. The equity futures and currency futures are exchange traded derivatives, and the fair value is based on an active market quotation. The Company has classified the fair values of the exchange traded derivatives as Level 1. The equity index put options, equity index call options, equity swaps and interest rate swaptions are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Other invested assets – The Company’s other invested assets include an affiliated surplus note. The fair value of the affiliated surplus note is determined by discounting the scheduled cash flows of the note using a market rate applicable to the yield, credit quality and maturity of similar debt instruments. The Company has classified the fair value generally as Level 2 since the valuation inputs are based on market observable information.

Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of the Company’s investment in SUNR, an affiliated subsidiary, was $163,084 and $135,931 at December 31, 2022 and 2021, respectively. This amount is included in other invested assets, and the Company has classified the fair value as Level 3 since the valuation inputs are not based on market observable information.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

Policyholders’ dividend accumulations and other policyholder funds – The carrying amount reported in the statutory financial statements for these instruments approximates their estimated fair value. The Company has classified these amounts as Level 1 since these amounts can be converted to cash by the policyholder.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

Assets	Common Stocks	Other Invested Assets	Total Assets
December 31, 2020	$1,719	5,557	7,276

Net investment gains/(losses):
In earnings (realized and unrealized)	337	3,847	4,184
Unrealized in surplus	(279)	—	(279)

Purchases	—	6,891	6,891
Disposals	(1,777)	(6,145)	(7,922)

December 31, 2021	—	10,150	10,150

Net investment gains/(losses):
In earnings (realized and unrealized)	—	(636)	(636)

Purchases	778	28,549	29,327
Disposals	—	(2,989)	(2,989)

December 31, 2022	$778	35,074	35,852

Change in unrealized gains (losses):
Still held at December 31:
2021	$—	—	—

2022	$—	—	—

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the market observability of valuation inputs that are significant to the fair value measurement.

There were no transfers between levels in 2022 or 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Common Stock of Subsidiaries

Common stock of unconsolidated non-life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ONEQ and ONESCO. At December 31, 2022 and 2021, no non-life insurance subsidiary’s common stock exceeded 10% of the Company’s admitted assets.

Description of SCA Investment	12/31/2021 Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing (Sub 1 or Sub 2)	NAIC Response Received (Yes/No)	NAIC Valuation (Amount)	NAIC Disallowed Valuation Method (Yes/No)
ONEQ	$717	6/29/2022	Sub 2	Yes	717	No
ONESCO	10,442	6/29/2022	Sub 2	Yes	10,442	No

Common stock of unconsolidated life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ONLAC, NSLAC, SUNR and ONFH. Investments in the Company’s special purpose financial captive reinsurers are carried differently. MONT and KENW are carried at zero due to the fact that the State of Vermont has allowed the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions, then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in ONFH is valued using the look-through approach. The financial statements of ONFH are not presently audited. The Company has limited the value of its investment in ONFH to the value contained of its Latin American insurance companies, ONSV, and ONSP, which are audited annually under U.S. GAAP as defined in SSAP 97, paragraphs 8b.iii and 8b.iv. ONSV and ONSP pass the limited exception, “look-through approach”, to the audited financial statement requirement described in paragraphs 26 and 27 of SSAP 97. Statutory accounting adjustments are then made to the U.S. GAAP equity of ONSV and ONSP per paragraph 9 of SSAP 97 as promulgated by the NAIC. At December 31, 2022 and 2021, none of the Company’s unconsolidated life insurance subsidiaries’ common stock exceeded 10% of the Company’s admitted assets.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period. During 2022, rising inflation led to increases in interest rates resulting in larger unrealized losses on the Company’s investment portfolio.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2022
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$39,162	81	(1,809)	37,434
All other governments	6,999	—	(1,584)	5,415
States, territories and possessions	935,356	481	(212,886)	722,951
Political subdivisions of states	5,722	—	(90)	5,632
Special revenue and assessment	114,292	882	(4,292)	110,882
Industrial and miscellaneous	5,022,206	16,317	(807,438)	4,231,085
Hybrid securities	3,000	—	(188)	2,812
Total bonds	$6,126,737	17,761	(1,028,287)	5,116,211
Preferred stocks	$16,335	—	(984)	15,351
Common stocks	$42,991	19	(3)	43,007

*	Represents cost for Common stocks

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2021
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$48,037	2,023	—	50,060
All other governments	6,999	272	—	7,271
States, territories and possessions	958,268	42,476	(3,917)	996,827
Political subdivisions of states	7,043	359	—	7,402
Special revenue and assessment	121,912	6,843	—	128,755
Industrial and miscellaneous	4,737,946	261,854	(23,581)	4,976,219
Hybrid securities	3,000	207	—	3,207
Total bonds	$5,883,205	314,034	(27,498)	6,169,741
Preferred stocks	$7,101	678	—	7,779
Common stocks	$58,299	2,350	(246)	60,403

*	Represents cost for Common stocks

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $8,138 and $8,289 were on deposit with various regulatory agencies as required by law as of December 31, 2022 and 2021, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

		NAIC
	Carrying	estimated
	value	fair value
Due in one year or less	$224,975	187,868
Due after one year through five years	1,381,028	1,153,245
Due after five years through ten years	1,239,418	1,034,992
Due after ten years	3,281,316	2,740,106
Total	$6,126,737	5,116,211

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2022
Bonds:
U.S. government	$37,158	(1,809)	–	–	37,158	(1,809)
All other governments	5,415	(1,584)	–	–	5,415	(1,584)
States, territories and possessions	620,057	(174,520)	83,505	(38,366)	703,562	(212,886)
Political subdivisions of states	5,632	(90)	–	–	5,632	(90)
Special revenue and assessment	93,736	(4,292)	–	–	93,736	(4,292)
Industrial and miscellaneous	3,525,324	(669,154)	389,172	(138,284)	3,914,496	(807,438)
Hybrid securities	2,812	(188)	–	–	2,812	(188)
Total bonds	4,290,134	(851,637)	472,677	(176,650)	4,762,811	(1,028,287)

Preferred and common stocks	9,016	(984)	1	(3)	9,017	(987)
Total	$4,299,150	(852,621)	472,678	(176,653)	4,771,828	(1,029,274)

2021
Bonds:
States, territories and possessions	$204,581	(3,879)	2,962	(38)	207,543	(3,917)
Industrial and miscellaneous	1,028,205	(21,625)	67,731	(1,956)	1,095,936	(23,581)
Total bonds	1,232,786	(25,504)	70,693	(1,994)	1,303,479	(27,498)

Preferred and common stocks	2,162	(241)	3	(5)	2,165	(246)
Total	$1,234,948	(25,745)	70,696	(1,999)	1,305,644	(27,744)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than	12 months
	12 months	or longer	Total
2022
99.9%-80%:
U.S. government	$(1,809)	—	(1,809)
States, territories and possessions	(28,643)	(279)	(28,922)
Political subdivisions of states	(90)	—	(90)
Special revenue and assessment	(4,292)	—	(4,292)
Industrial and miscellaneous	(239,773)	(20,549)	(260,322)
Hybrid	(188)	—	(188)
Below 80%:
All other governments	(1,584)	—	(1,584)
States, territories and possessions	(145,877)	(38,087)	(183,964)
Industrial and miscellaneous	(429,381)	(117,735)	(547,116)
Total	$(851,637)	(176,650)	(1,028,287)

2021
99.9%-80%:
States, territories and possessions	$(3,879)	(38)	(3,917)
Industrial and miscellaneous	(21,625)	(1,956)	(23,581)
Total	$(25,504)	(1,994)	(27,498)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions;

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2022, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $761,714. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $650,141 and unrealized losses of $65,980. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $111,573 and unrealized losses of $18,697. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

Total unrealized losses increased from December 31, 2021 to December 31, 2022 due mainly to the increase in interest rates during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2022 and 2021 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Mortgage Loans

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2022 and 2021 were $1,118,912 and $1,058,963, respectively.

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2022	2021
Minimum	3.5%	3.0%
Maximum	6.3%	4.3%

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 13.8% of the total portfolio as of December 31, 2022 or 2021.

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2022	2021
California	$153,711	125,552
Texas	137,423	138,671
Ohio	125,761	126,840

Portfolio Analysis

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2022
0% - 50%	$258,876	85,637	153,579	107,092	17,918	9,378	632,480
50% - 60%	24,738	30,638	78,143	66,286	30,045	4,483	234,333
60% - 70%	1,218	4,296	23,652	57,676	18,775	7,130	112,747
70% - 80%	—	—	—	23,491	40,629	3,686	67,806
80% and greater	—	—	—	20,392	31,317	19,837	71,546
Total	$284,832	120,571	255,374	274,937	138,684	44,514	1,118,912

2021
0% - 50%	$235,132	81,999	116,129	91,774	26,616	14,147	565,797
50% - 60%	15,340	37,674	33,767	77,010	28,911	6,967	199,669
60% - 70%	10,236	—	20,137	109,778	15,542	18,835	174,528
70% - 80%	—	—	1,525	19,343	34,373	14,517	69,758
80% and greater	—	—	—	—	22,602	26,609	49,211
Total	$260,708	119,673	171,558	297,905	128,044	81,075	1,058,963

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2022 and 2021.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Mortgage Loan Aging

The table below depicts the commercial mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2022	$—	—	—	—	1,118,912	1,118,912	—

2021	$—	—	—	—	1,058,963	1,058,963	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2022 or 2021. There were no mortgage loan write-downs in 2022, 2021 or 2020. The Company did not have an allowance for credit losses at December 31, 2022 or 2021.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

The Company had no mortgage loans on nonaccrual status as of December 31, 2022 or 2021.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2022, 2021 or 2020.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2022 or 2021.

No mortgages were sold to CNII in 2022, 2021 or 2020.

The Company has a mortgage loan receivable from CNII of $19,962 and $20,836 as of December 31, 2022 and 2021, respectively.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Securities Lending

As of December 31, 2022 and 2021, the Company received $113,940 and $287,838, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2022 and 2021. The estimated fair value of loaned securities was $110,578 and $282,282 as of December 31, 2022 and 2021, respectively.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities.”

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2022	2021	2022	2021	2022	2021
Bonds	$1	1	1,000	1,000	1,000	1,000

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

		Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2022
Bonds	$(18,950)	(5)	(18,955)
Preferred stocks	—	(605)	(605)
Common stocks	60	44,048	44,108
Derivative instruments[1]	(14,168)	5,418	(8,750)
Other	2	25,544	25,546
Total	(33,056)	74,400	41,344
Less amount credited to interest maintenance reserve	(15,281)	—	(15,281)
Net (losses) gains before tax	(17,775)	74,400	56,625
Taxes on investment losses/gains	(3,224)	(840)	(4,064)
Admitted deferred tax asset	—	840	840
Net (losses) gains after tax	$(20,999)	74,400	53,401

[1]	Amount is net of funds withheld reinsurance activity

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

		Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2021
Bonds	$48,703	11	48,714
Common stocks	(492)	(919)	(1,411)
Derivative instruments[1]	10,470	(26,918)	(16,448)
Other	1,030	(36,404)	(35,374)
Total	59,711	(64,230)	(4,519)
Less amount credited to interest maintenance reserve	30,196	—	30,196
Net gains (losses) before tax	29,515	(64,230)	(34,715)
Taxes on investment losses/gains	(1,537)	4,007	2,470
Admitted deferred tax asset	—	(4,007)	(4,007)
Net gains (losses) after tax	$27,978	(64,230)	(36,252)

[1]	Amount is net of funds withheld reinsurance activity

		Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2020
Bonds	$(6,442)	10	(6,432)
Common stocks	—	(22,140)	(22,140)
Real estate	16	—	16
Derivative instruments[1]	80,652	(24,079)	56,573
Other	(383)	1,582	1,199
Total	73,843	(44,627)	29,216
Less amount credited to interest maintenance reserve	3,519	—	3,519
Net (losses) gains before tax	70,324	(44,627)	25,697
Taxes on investment losses/gains	2,031	6,345	8,376
Admitted deferred tax asset	—	(6,345)	(6,345)
Net (losses) gains after tax	$72,355	(44,627)	27,728

[1]	Amount is net of funds withheld reinsurance activity

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Realized capital losses on investments, as shown in the tables above, include write-downs for OTTI of $3,126, $200, and $7,336, for the years ended December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022, securities with a carrying value of $18,747, which had a cumulative write-down of $10,891 due to OTTI, remained in the Company’s investment portfolio.

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $153, $3, and $633 for 2022, 2021 and 2020, respectively. The table below lists each security that recognized OTTI impairment in 2022 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized OTTI in Current Period	Amortized Cost After OTTI	Fair Value	Date of Financial Statement When Reported
12669GC82	$414	326	88	326	351	3/31/2022
759950CU0	2,959	2,896	63	2,896	2,553	9/30/2022
12668AMN2	11	9	2	9	9	12/31/2022
Total	$3,384	3,231	153	3,231	2,913

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2022, 2021 and 2020 were $784,360, $1,294,094, and $736,779, respectively. Gross gains of $5,228, $53,072, and $6,238 and gross losses of $21,323, $2,449, and $5,130 were realized on those transactions in 2022, 2021 and 2020, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity products, such as the GMAB, GMWB, GMIB and GLWB, and in fixed indexed annuity products.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	value*	amount	value**	amount
2022
Currency futures	$8,138	299,643	—	—
Equity puts	59,620	568,957	—	—
Equity index call options	9,256	1,729,343	—	—
Currency swap	1,584	9,038	—	—

Total	$78,598	2,606,981	—	—

2021
Equity puts	$43,991	1,674,003	—	—
Equity index call options	36,996	1,794,559	—	—
Currency swap	1,095	9,038	—	—
Swaption	14,436	3,600,000	—	—

	$96,518	7,077,600	—	—

*	Included in derivatives

**	Included in other liabilities

Credit Risk

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.

Because exchange traded futures are affected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. The Company manages its credit risk related to over-the-counter derivatives by only entering into transactions with creditworthy counterparties with long-standing performance records.

See Note 13 for additional details related to credit risks associated with reinsurance agreements.

For equity futures and currency futures, cash or an acceptable security is posted to the margin account whenever the Company has open derivatives positions to meet the initial margin maintenance requirement. Additional cash or securities are posted to the account if the margin balance is less than the maintenance margin requirement due to market movements. Conversely, the Company can request funds back if the Company has a margin surplus greater than the maintenance requirement.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2022		2021
		Net of		Net of
	Gross	loading	Gross	loading
Ordinary new business	$1,374	170	2,910	333
Ordinary renewal	1,999	1,683	128,838	98,659
Total	$3,373	1,853	131,748	98,992

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable group annuities.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $13,840,748 and $18,634,095, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2022	2021
Variable individual annuities	$13,415,806	18,030,200
Variable group annuities	387,614	558,936
Variable immediate annuities	37,328	44,959
Total	$13,840,748	18,634,095

At December 31, 2022 and 2021, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2022 and 2021, the general account of the Company had a maximum guarantee for separate account liabilities of $3,782 and $939, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2022	$208,582
2021	216,358
2020	223,002
2019	230,543
2018	248,184

As of December 31, 2022, 2021 and 2020, the general account of the Company had paid $145,447, $120,309, and $115,542, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2022	2021	2020
Premiums, considerations or deposits at year end	$138,963	108,138	147,147

	2022	2021
Reserves at year end for accounts with assets at:
Market value	$13,642,912	18,411,819
Amortized cost	158,500	155,606
Total reserves	$13,801,412	18,567,425
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	13,763,666	18,522,077
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	13,763,666	18,522,077
Not subject to discretionary withdrawal	37,746	45,348
Total reserves	$13,801,412	18,567,425

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2022	2021	2020
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$138,989	108,675	147,530
Transfers from separate accounts	1,787,425	2,577,947	2,265,624
Net transfers from separate accounts before reconciling adjustments	(1,648,436)	(2,469,272)	(2,118,094)
Reconciling adjustments:
Processing income	(27)	(536)	(382)
Other net	12	—	—
Net transfers from separate accounts	$(1,648,451)	(2,469,808)	(2,118,476)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life policies and contracts, accident and health (disability) policies, and annuity and other deposit funds including riders.

Associated with the demutualization transaction discussed in Note 1, the Company was obligated by Constellation to effectuate the increase in eligible member’s policy account value as consideration for their membership interests. While the form of the consideration to extinguish membership interests was not a dividend, guidance indicates that these types of transactions should be considered an expense of the insurance company. As such, the Company recorded the increase in policyholder account value as an expense in the Statutory Statement of Operations. Constellation was required to reimburse the Company for effectuating the increase in account value for eligible member policies through a capital contribution, as defined in the demutualization agreement (see Note 17).

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 2.0% to 6.0%.

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs and GMWBs. The Company also issues fixed indexed annuity contracts with a GLWB rider.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Variable Annuity Riders

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. This means that the contract value could be significantly less than the guaranteed income base, but it might not provide any benefit to the policyholder or any cost to the Company. In addition, some policyholders may not be willing to give up access to their contract value that occurs with annuitization under the rider. Effective May 1, 2010, the Company discontinued offering the GMIB rider.

The Company’s GMIB and GMDB riders issued prior to April 1, 2008 are reinsured with a non-affiliated reinsurer up to a certain level of coverage. The Company has reinsurance agreements in place with an affiliate for reinsurance coverage on the amounts in excess of the underlying non-affiliated reinsurance which has a $135 million deductible that must be covered by the Company before coverage is provided by the affiliate. The Company established a voluntary reserve using the AG43 stochastic computation (“CTE98”) for this deductible portion.

The voluntary reserve is the difference between the stochastic CTE98 reserve for the deductible less the implicit reserve for the deductible in the reported reserve prior to adding the CTE98 reserve for the deductible. As of December 31, 2018, the implicit reserve for the deductible was $0 using the standard scenario reserve prior to increasing the deductible reserve to $99,150 using CTE98. The voluntary reserve was initially set up at December 31, 2011 with a balance of $93,158, which was recorded as a direct reduction to unassigned surplus. Effective April 1, 2019, the Company has reinsured all amounts in excess of the non-affiliated reinsurance to an affiliate, SUNR; therefore, this voluntary reserve has been released.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

GLWB Riders

The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2013 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

The GLWB may also contain a step-up feature which preserves potential market gain by ratcheting up to the contract value, if higher, on each anniversary. If the contract has both a roll-up and step-up feature, the GLWB base will be the greater of 1) the GLWB base on the previous anniversary plus any additional purchase payments; 2) the step-up base; or 3) the roll-up base.

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The initial GLWB riders (issued May 1, 2010 through December 31, 2010) had a built-in death benefit. This death benefit is reduced dollar for dollar for withdrawals. It differs from most of the other death benefits that decline pro rata for withdrawals. Thus, when the contract value is less than the death benefit, withdrawals will reduce the death benefit under the GLWB rider by a smaller amount than the reduction for other death benefits.

The Company also offers single life and joint life versions of the GLWB rider. Under the joint life version, if the annuitant dies after the owner has started taking withdrawals, the surviving spouse may elect a spousal continuation under the rider and continue to receive the same payment. Under the single life version, the guaranteed amount that may be withdrawn could decline either because 1) the contract value is less than the GLWB base, and under the single life GLWB rider the contract value then becomes the new GLWB base and/or 2) the surviving spouse is in a different age band.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The GLWB riders issued beginning January 1, 2011, are offered by the Company in both single-life and joint-life versions. In conjunction with the second generation GLWB riders, the Company also began selling new death benefit riders in both single life and joint life versions.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2022
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$238	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,174	—	—	113

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$6,413	—	—	—

Total
Net amount at risk [1]	$7,825	—	—	113

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2021
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$130	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,069	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$16	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$3,158	—	—	—

Total
Net amount at risk [1]	$4,373	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models, and/or have other investment restrictions. Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2022, 2021 or 2020.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2022	2021
Mutual funds:
Bond	$3,762,513	4,488,513
Equity	9,108,711	12,556,644
Money market	544,560	985,063
Total	$13,415,784	18,030,220

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

Fixed Indexed Annuity Riders

GLWB Riders

Certain fixed indexed annuity contracts include a GLWB rider. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. There are two versions of GLWB rider offered: a single life GLWB with the annuitant as the covered person, and a joint life GLWB with the annuitant and the annuitant’s spouse as the covered persons.

The rider provides for a guaranteed payment of the maximum allowable withdrawal (MAW) each index year during the lifetime withdrawal period. Such guaranteed withdrawals may start any time after the annuitant/youngest covered spouse reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant/youngest covered spouse attains a higher age band before the guarantee is elected.

At the policy’s initial sweep date, the GLWB base is set at the amount of the purchase payments. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base. On each anniversary of the initial sweep date, except under excess withdrawal, the step-up GLWB base is equal to the greater of the GLWB base on the prior day, and the then current contract value, after deducting any applicable charges for the contract and credited interest. The annual credit base is the GLWB base just prior to the index year processing, plus the annual credit calculation base just prior to index processing, multiplied by an index or bonus credit rate. Upon a step-up, the annual credit calculation base will reset to the contract value at the time of step-up.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

For the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018, in the state of California, the Company offered an exchange program, which provided certain variable annuity policyholders with a GMIB rider the opportunity to exchange the policy and associated rider for a fixed indexed annuity policy with an enhanced GLWB rider. The notable difference of the enhanced GLWB rider is the calculation of the initial GLWB benefit base. At the policy’s initial sweep date, the GLWB base is set to equal the contract value on the sweep date multiplied by the GLWB enhancement percentage, which is set based on the ratio of GMIB benefit base to account value at the time of exchange. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base.

The total account value, net of reinsurance, of the fixed indexed annuities was over $640,000 and $625,000 as of December 31, 2022 and 2021, respectively. The account value, net of reinsurance, specific to the GLWB riders was over $70,000 as of December 31, 2022 and 2021.

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2022:

Individual Annuities

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,165,133	—	1,165,133	6.0%
At book value less surrender charge	3,755	—	3,755	0.0%
At fair value*	—	13,376,036	13,376,036	68.9%
Total with adjustment or at market value	1,168,888	13,376,036	14,544,924	74.9%
At book value without adjustment	1,272,538	—	1,272,538	6.6%
Not subject to discretionary withdrawal	3,570,031	13,939	3,583,970	18.5%
Total, gross	6,011,457	13,389,975	19,401,432	100.0%
Reinsurance ceded	5,085,098	—	5,085,098
Total, net	$926,359	13,389,975	14,316,334

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$2,649	—	2,649

*	Includes $13,376,036 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Group Annuities

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$58,666	—	58,666	9.9%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	387,614	387,614	65.6%
Total with adjustment or at market value	58,666	387,614	446,280	75.5%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	120,894	23,823	144,717	24.5%
Total, gross	179,560	411,437	590,997	100.0%
Reinsurance ceded	—	—	—
Total, net	$179,560	411,437	590,997

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$20,147	—	20,147	3.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	20,147	—	20,147	3.0%
At book value without adjustment	29,480	—	29,480	4.3%
Not subject to discretionary withdrawal	633,896	—	633,896	92.7%
Total, gross	683,523	—	683,523	100.0%
Reinsurance ceded	3,230	—	3,230
Total, net	$680,293	—	680,293

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2022:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,101,328
Supplementary contracts with life contingencies, net	4,591
Deposit-type contracts	680,293
Subtotal	1,786,212
Separate Accounts Annual Statement:
Annuities, net	13,801,412
Total annuity reserves and deposit liabilities, net	$15,587,624

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	910,396	910,396	913,154	—	—	—
Universal life with secondary guarantees	—	—	511	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—
Other permanent cash value life insurance	4,744,367	4,744,367	5,126,514	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	7,886	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	13,074	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	29,684	XXX	XXX	—
Disability - disabled lives	XXX	XXX	16,997	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	149	XXX	XXX	—
Total, gross	5,654,763	5,654,763	6,107,969	—	—	—
Reinsurance ceded	774,618	774,618	5,406,890
Total, net	$4,880,145	4,880,145	701,079	—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2022:

Life, accident and health Annual Statement:
Life insurance, net	$701,079
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$701,079

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2021:

Individual Annuities

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,169,049	—	1,169,049	5.0%
At book value less surrender charge	4,617	—	4,617	0.0%
At fair value*	—	17,963,134	17,963,134	77.3%
Total with adjustment or at market value	1,173,666	17,963,134	19,136,800	82.3%
At book value without adjustment	1,406,384	—	1,406,384	6.0%
Not subject to discretionary withdrawal	2,708,566	13,801	2,722,367	11.7%
Total, gross	5,288,616	17,976,935	23,265,551	100.0%
Reinsurance ceded	3,837,888	—	3,837,888
Total, net	$1,450,728	17,976,935	19,427,663

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$2,484	—	2,484

*	Includes $17,963,134 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Group Annuities

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$80,583	—	80,583	10.3%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	558,936	558,936	71.1%
Total with adjustment or at market value	80,583	558,936	639,519	81.4%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	114,974	31,554	146,528	18.6%
Total, gross	195,557	590,490	786,047	100.0%
Reinsurance ceded	—	—	—
Total, net	$195,557	590,490	786,047

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$55,872	—	55,872	9.7%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	55,872	—	55,872	9.7%
At book value without adjustment	33,061	—	33,061	5.8%
Not subject to discretionary withdrawal	485,122	—	485,122	84.5%
Total, gross	574,055	—	574,055	100.0%
Reinsurance ceded	—	—	—
Total, net	$574,055	—	574,055

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2021:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,641,389
Supplementary contracts with life contingencies, net	4,897
Deposit-type contracts	574,055
Subtotal	2,220,341
Separate Accounts Annual Statement:
Annuities, net	18,567,425
Total annuity reserves and deposit liabilities, net	$20,787,766

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	915,397	915,397	917,908	—	—	—
Universal life with secondary guarantees	—	—	511	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,302,511	4,302,511	4,961,628
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	10,133	—	—	—
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	13,127	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	28,904	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,108	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	146	XXX	XXX	—
Total, gross	5,217,908	5,217,908	5,947,465	—	—	—
Reinsurance ceded	771,661	771,661	955,717	—	—	—
Total, net	$4,446,247	4,446,247	4,991,748	—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2021:

Life, accident and health Annual Statement:
Life insurance, net	$4,991,749
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$4,991,749

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2022	2021	2020
Claim reserves, beginning of year	$8,734	8,367	8,985
Less reinsurance recoverables	(1,137)	(970)	(3,296)
Net claim reserves, beginning of year	7,597	7,397	5,689
Claims paid related to:
Current year	(14)	(45)	17
Prior years	(1,118)	(1,400)	1,807
Total claims paid	(1,132)	(1,445)	1,824
Incurred related to:
Current year’s incurred	789	1,037	691
Current year’s interest	14	24	13
Prior years' incurred	127	190	(1,165)
Prior years' interest	322	394	345
Total incurred	1,252	1,645	(116)
Net claim reserves, end of year	7,717	7,597	7,397
Plus reinsurance recoverables	768	1,137	970
Claims reserves, end of year	$8,485	8,734	8,367

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties, affiliates and subsidiaries. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies. Ceded premiums approximated 73.3%, 46.0%, and 46.5% of gross earned life and accident and health premiums during 2022, 2021 and 2020, respectively.

For the Company’s individual variable annuity products, the Company reinsures the various living and death benefit riders, including GMDB, GMIB, and GLWB. Effective October 1, 2021, the Company recaptured all reinsured GLWB benefit riders from external reinsurers. As a result of this recapture, the Company received a recapture fee of $87,500, which is included in premiums and other considerations: life and annuity in the Statutory Statements of Operations.

For the Company’s fixed annuity products, the Company has coinsurance agreements in place to reinsure fixed annuity products sold between 2001 and 2006. Ceded amounts under these coinsurance agreements range from one-third to two-thirds of the business produced. The ceded reserves attributable to external fixed annuity coinsurance agreements were $60,474 and $68,155 as of December 31, 2022 and 2021, respectively.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of the transaction, bonds carried at the amount of $1,554,453 were transferred to the reinsurer, resulting in a pre-tax realized gain of $126,291 for the year ended December 31, 2019. This transaction resulted in IMR of $109,964 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $52,844, which was recorded in surplus at the contract’s inception. Effective October 1, 2021, the contract was amended to include SPDA contracts reinsured under an older reinsurance agreement. All activity prior to the amendment were accounted for under the old terms, and activity from amendment date forward will be governed under the 2019 treaty. No other changes or consideration were involved.

Effective March 31, 2022, the Company entered into a funds withheld reinsurance agreement to coinsure 100% of all open block Whole Life, including all Whole Life riders, net of existing external reinsurance issued from approximately August 1998 through December 2021 with a third-party reinsurer licensed as an authorized reinsurer in the State of Ohio. This transaction resulted in initial funds withheld balance of $2,833,375 and a deferred gain of $880,471, which was recorded in surplus at the contract’s inception. The initial premium payable by the Company was equal to the initial consideration receivable from the reinsurer which resulted in no cash being exchanged between parties at execution of the agreement. The agreement includes a provision for the payment of a quarterly experience refund. If the calculated experience refund is positive, only the risk charge is paid to the Reinsurer. If experience refund is negative, the amount of the funds withheld account balance is reduced by the negative amount. A loss carry forward is triggered when the funds withheld account balance is reduced to zero and experience refund is still negative. The loss carry forward is paid back with interest using future experience.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2022 and 2021, a non-affiliated reinsurer held assets in trust with an estimated fair value of $708,031 and $386,287, respectively, and a letter of credit of $308,300 and $702,976, respectively.

Affiliate Reinsurance

As it relates to reinsurance among affiliates, to mitigate the volatility of its statutory surplus, the Company cedes variable annuity-related risks, living and death benefits to SUNR for the GMAB, GMIB, GMDB, and GLWB riders, and from SUNR to SYRE for certain GMIB and GMDB riders. Effective July 1, 2021 certain variable annuity base contracts associated with the riders above were reinsured to SUNR and from SUNR to SYRE. Additionally, to consolidate the management of such living benefit risks, the Company assumes GMAB, GMIB, GMDB, and GLWB riders issued by NSLAC, which are correspondingly retroceded to SYRE. Certain base variable annuity contracts are retained by the Company, however the excess death benefit rider risk on the base contract is ceded to SUNR. Effective January 2018, ONLIC cedes 100% of the exchange program fixed indexed annuities and associated GLWB riders to SYRE. The Company assumes BOLI policies issued by ONLAC, but ceased reinsuring new policies in October 2016.

As noted above, the Company cedes to SYRE variable annuity-related risks, living and death benefits consisting of GMAB, GMIB, GMDB and GLWB riders assumed from NSLAC and fixed indexed annuity exchange policies and associated GLWB riders. Effective March 31, 2022, ONLIC amended its existing 100% funds withheld coinsurance agreement with SYRE to cede the retained inforce fixed indexed annuity policies, along with new fixed indexed annuity business. The Cayman Islands Monetary Authority (“CIMA”) and the Department approved this transaction February 14, 2022 and March 22, 2022, respectively. SYRE applies a permitted practice prescribed by CIMA that allows SYRE to carry the assumed reserves of $540,134 under the reinsurance arrangement utilizing a reserve methodology that is approved by CIMA. The approved reserve methodology is based upon U.S. GAAP. For all GMAB riders and some GLWB riders with net settlement provisions, the reserves are calculated using the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. Topic 815 is a fair value or mark-to-market calculation required if the liability is deemed to be an embedded derivative. For all GMIB and GMDB riders, and the remaining GLWB riders without net settlement provisions, the reserves are calculated in accordance with FASB ASC Topic 944, Financial Services - Insurance. Topic 944 provides guidance for calculating reserves for contracts that provide additional benefits in excess of the account values and is similar to other GAAP reserve accounting methodologies. Topic 944 is a stochastic method that determines the percentage of the future rider charges required to fund the projected benefits. This percentage is recalculated at each valuation period. Under both of these GAAP calculations, the reserve calculation is measuring the reserve liability associated with the rider cash flows.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following table is a summary of the reserves by product, rider type and valuation standard as of December 31:

	2022	2021
FASB ASC Topic 944:
GMIB	$4,189	4,255
GMDB	12	11
GLWB	43,495	34,833
GMIB payout	144	123
Subtotal	47,840	39,222
FASB ASC Topic 815:
GMAB embedded derivatives	135	435
Fixed indexed annuities	492,159	457,770
Subtotal	492,294	458,205
Total reserves	$540,134	497,427

As of December 31, 2022, the Company recorded a reserve credit of $3,405,092 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. As of December 31, 2021, the Company recorded a reserve credit of $2,116,099 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. CNII secured letters of credit totaling $100,000 for SYRE, with ONLIC as the beneficiary in order to recognize the reserve credit. The Company also established funds withheld accounts for the benefit of SYRE that have a total carrying value of $1,047,857 and $476,248 and are recorded in reinsurance funds withheld due to affiliate, net and other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and assets held in trust of $59,210 and $35,679 as of December 31, 2022 and 2021, respectively.

MONT, KENW and CMGO retrocede certain term life policies through yearly renewable term agreements to the Company on a quota share basis, which the Company then cedes to external reinsurers based on certain retention levels.

The Company assumes GMIB, GMAB, and GMWB riders issued by NSLAC. As of 2015, the Company no longer assumes new business from NSLAC. As the Company was neither authorized nor accredited as a reinsurer in the State of New York, a reinsurance trust was created and funded by the Company. As of December 31, 2022 and 2021, assets held in trust for the benefit of NSLAC are $112,003 and $137,882, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to reinsurance agreements with affiliates in which the Company is the assuming party, are as follows for the years ended as of December 31:

	2022	2021	2020
Statements of Operations:
Premiums assumed	$115,932	111,992	109,617
Benefits incurred	91,839	100,350	93,829
Commission and expense allowance	4,476	4,445	4,440

	2022	2021
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$994,691	972,192
Policy and contract claims payable	21,127	25,228

Variable Annuity Reinsurance Agreements with SYRE and SUNR

The details of the Company’s annuity rider reinsurance agreements with SYRE and SUNR are detailed below. Effective July 1, 2021 a treaty amendment was executed with SUNR to reinsure certain base contracts associated with the riders already reinsured with SUNR.

GMIB and GMDB Riders Written After April 1, 2008

In December 2008, the Company entered into a reinsurance agreement with SYRE to reinsure Annual Reset Death Benefit Riders (“ARDBR”) and GMIB riders associated with variable annuity products written between April, 2008 and August, 2012. The treaty was amended to include new products issued beginning April 1, 2009. Under the agreement for contracts issued between April 1, 2008 and March 31, 2009, the Company retained the first 15% and reinsured to SYRE on an excess of loss basis the remaining 85% of the risk under its GMIB rider and the related ARDBR rider. For the above contracts, the Company reinsured to SYRE 100% of the risk for all riders listed above up to $5 million per annuitant. Furthermore, SYRE was to pay a single adjusted GMIB claim amount when a GMIB policy annuitized.

Effective July 31, 2010, a treaty addendum was executed which effectively resulted in the extinguishment of the treaty above and the establishment of a new treaty. The new treaty resulted in the removal of the adjusted GMIB claim calculation that contains the one-time net settlement payment and in its place, a GMIB claim amount that covers the monthly GMIB benefit during the annuity payout. SYRE now accepts 100% of the risk for all GMIB and ARDBR riders up to $5 million per annuitant.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

GMIB and GMDB Riders Written Prior to April 1, 2008

Effective November 30, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the claims in excess of limits established in a non-affiliated reinsurance agreement (“cap coverage”) related to the GMIB riders associated with variable annuity products written on or after April 1, 2002 through March 31, 2008. Under the agreement, the cap coverage will have a deductible of $100,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was October 31, 2011.

Effective December 31, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the cap coverage related to the GMDB riders associated with variable annuity products written on or after July 1, 2005 but prior to April 1, 2008. Under the agreement, the cap coverage will have a deductible of $35,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was November 30, 2011.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued cap coverage previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GLWB Riders

Effective May 1, 2010, the Company replaced its GMIB rider with a GLWB rider (see Note 10) in connection with its variable annuity products for all new business written from this date. The Company reinsures 100% of all GLWB riders with SYRE.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GMIB, GMDB, and GLWB Riders

During December 2011, amendments were made to the SYRE reinsurance treaties for pre April 1, 2008 GMIB riders, post April 1, 2008 GMIB riders, GLWB riders and pre April 1, 2008 GMDB riders. The amendments provided SYRE with the option to convert the reinsurance treaties into a funds withheld (“FWH”) arrangement in which the Company would engage in a hedging program under SYRE’s direction and for the benefit of SYRE. The hedging performed by the Company for SYRE’s benefit would be done in segregated FWH accounts. At the end of each quarter, SYRE will reimburse the Company for any hedging losses and expenses for operating the hedging program and SYRE will receive credit for any gains realized under the hedging program. The FWH amendments also state the responsibilities of the Company and SYRE as it relates to the margin requirements on the open derivative positions held in the FWH accounts. SYRE is responsible for reimbursing the Company for any cash held in a margin account related to a derivative program operated for the benefit of SYRE. The derivatives held by the Company for the benefit of SYRE in each segregated FWH account, as well as the cash held in a margin account related to the derivative program are considered the amounts withheld and are recorded as separate funds withheld liability (or asset if the derivative positions decrease) in other liabilities (assets) on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The change in the value of the FWH related to the derivative positions were recorded within derivative instruments in the Statutory Statements of Operations. As of December 31, 2011, the FWH option was elected by SYRE for the post April 1, 2008 GMIB riders and GLWB riders reinsurance treaties. As part of the initial FWH election, open derivative futures were sold from SYRE to the Company using the December 29, 2011 closing value of these positions of $16,095.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business. These simultaneous transactions settled the remaining balances from the original SYRE treaty and amendments. The treaty between the Company and SUNR continues to contain a FWH arrangement.

GLWB Riders

Effective May 1, 2013, the Company began selling a new 2013 Interest Sensitive GLWB rider (IS GLWB). An amendment was made to the SYRE GLWB reinsurance agreement to add these riders to the coverage. The Company cedes 30% of the benefit for this rider to SYRE for policies issued before January 1, 2018.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE.

Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure 30% of the benefit for policies issued before January 1, 2018 and 100% of the benefit for policies issued on or after January 1, 2018.

Effective October 1, 2021, a treaty amendment was executed to cede to SUNR the remaining 70% of the benefits for policies issued before January 1, 2018 that were previously ceded to an external third party reinsurer. The recapture of GLWB benefit riders from external reinsurers is discussed above.

GMDB Riders

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all death benefit riders associated with variable annuity products, issued on or after January 1, 2001 that were not previously mentioned above. This excludes the Gain Enhancement Benefit (GEB and GEB Plus) riders.

GMAB/GPP Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all Guaranteed Principal Protection Riders (GPP) associated with variable annuity products.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SUNR were as follows for the years ended December 31:

	2022	2021	2020
Statements of Operations:
Premiums and other considerations:
Life and annuity	$206,190	556,911	148,236
Modco - Premiums ceded	(4,553,900)	17,847,442	—
Modco - Ceded transfers	31,227	21,781	—
Modco - Reserve adjustment	4,553,900	(17,847,442)	—
M&E fees ceded	193,500	116,334	—
Commission and expense allowance	(97,547)	(57,655)	—
Death and other benefits
Annuity benefits	141,470	91,753	54,151
Modco - Benefits	1,559,878	974,011	—
Modco - Ceded transfers	(1,528,651)	(952,230)	—

	2022	2021
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$19,592	73,989
Reserves for future policy benefits	2,200,528	1,540,012
Other liabilities:
Premiums payable	14,136	44,720
Reinsurance payable	15,380	105,418
FWH under reinsurance:
Margin account	106,334	51,713
Unrealized losses derivative instrument	8,138	—
Capital and surplus:
Unassigned surplus:
Unrealized (gains) losses derivative instruments	(17,138)	71,848

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SYRE were as follows for the years ended December 31:

	2022	2021	2020
Statements of Operations:
Premiums and other considerations	$2,631	2,620	2,613
Death and other benefits	(15)	37	83

	2022	2021
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$1,107	2
Reserves for future policy benefits	39,431	18,969
Other liabilities:
Premiums payable	219	219

Fixed Indexed Annuity Reinsurance Agreements with SYRE

Effective January 2018, the Company entered into a 100% coinsurance funds withheld reinsurance agreement with SYRE to reinsure the exchange program fixed indexed annuities and associated GLWB riders offered to certain policyholders of variable annuities with the GMIB rider. This exchange program was available for the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018 in the state of California.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SYRE were as follows for the year ended December 31:

	2022	2021	2020
Statements of Operations:
Premiums and other considerations
Annuity Fees	$648,181	5,762	5,630
Commissions and expense allowances	(3,675)	(1,879)	—
Death and other benefits	60,062	35,026	2,778

	2022	2021
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$1,165,133	557,119
Other liabilities:
Reinsurance payable	1,551	5,650
FWH under reinsurance:
Assets Payable to Affiliate	1,047,857	476,248
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	17,651	(4,260)

(14)	Bank Line of Credit

In April 2016, CNII obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, CNII increased this credit facility by $50,000 to $575,000. In March 2018, CNII increased this credit facility by $325,000 to $900,000. The credit facility would have matured in March 2023. During 2021, this facility was closed.

On March 30, 2020, CNII entered into a $200,000, 364-day letter of credit facility with a group of banks in order to finance and support the reserve requirements of the Company, SYRE and SUNR. The Company and SUNR are the only beneficiaries of the related letters of credit. In June 2020, CNII increased this facility by $100,000 to $300,000. This facility was not utilized by or for the benefit of the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

On December 31, 2019, CNII entered into a $50,000, 364-day letter of credit facility with two banks in order to finance and to support the reserve requirements of SYRE, ONLIC and SUNR. ONLIC and SUNR are the only beneficiaries of the related letters of credit. On December 28, 2020, this facility was renewed for ninety days and matures on March 29, 2021. This facility was not utilized by or for the benefit of the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

On May 7, 2021, CNII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. The Company borrowed $100,000 against the facility in July 2022 and repaid the outstanding balance in December 2022.

CNII utilized $100,000 of this facility as of December 31, 2022 and 2021 to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles.

There was no interest or fees paid by the Company on these lines of credit in 2022, 2021 or 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2022
Gross deferred tax assets	$134,377	2,132	136,509
Statutory valuation allowance adjustments	(2,464)	—	(2,464)
Adjusted gross deferred tax assets	131,913	2,132	134,045
Nonadmitted deferred tax assets	(53,951)	(2,132)	(56,083)
Admitted deferred tax assets	77,962	—	77,962
Deferred tax liabilities	(25,991)	—	(25,991)
Admitted deferred tax assets, net	$51,971	—	51,971

2021
Gross deferred tax assets	$194,098	714	194,812
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	194,098	714	194,812
Nonadmitted deferred tax assets	(22,478)	—	(22,478)
Admitted deferred tax assets	171,620	714	172,334
Deferred tax liabilities	(49,806)	(2,553)	(52,359)
Admitted deferred tax assets, net	$121,814	(1,839)	119,975

Change
Gross deferred tax assets	$(59,721)	1,418	(58,303)
Statutory valuation allowance adjustments	(2,464)	—	(2,464)
Adjusted gross deferred tax assets	(62,185)	1,418	(60,767)
Nonadmitted deferred tax assets	(31,473)	(2,132)	(33,605)
Admitted deferred tax assets	(93,658)	(714)	(94,372)
Deferred tax liabilities	23,815	2,553	26,368
Admitted deferred tax assets, net	$(69,843)	1,839	(68,004)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2022
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	51,971
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	287,062
Lesser of (1) or (2)	51,971	—	51,971
Deferred tax liabilities	25,991	—	25,991
Admitted deferred tax assets	$77,962	—	77,962

2021
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	119,975
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	200,296
Lesser of (1) or (2)	119,975	—	119,975
Deferred tax liabilities	49,806	2,553	52,359
Admitted deferred tax assets	$169,781	2,553	172,334

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	(68,004)
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	86,766
Lesser of (1) or (2)	(68,004)	—	(68,004)
Deferred tax liabilities	(23,815)	(2,553)	(26,368)
Admitted deferred tax assets	$(91,819)	(2,553)	(94,372)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2022	2021	Change

Ratio percentage used to determine the recovery period and threshold limitation amount in above adjusted gross deferred tax assets	1,763.24%	1,156.52%	606.72%

Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$1,879,058	1,353,153	525,905

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2022
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

2021
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	25.70%	0.00%	25.70%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	-25.70%	0.00%	-25.70%

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2022	2021	2020
Current year federal tax (benefit) expense - ordinary income	$63,856	(55,188)	34,224
Current year foreign tax (benefit) expense - ordinary income	—	—	—
Subtotal	63,856	(55,188)	34,224

Current year tax expense - net realized capital gains	15	7,879	(1,292)

Utilization of capital loss carry forwards	—	—	—

Other	—	—	—
Federal and foreign income taxes incurred	$63,871	(47,309)	32,932

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2022	2021	2020	Change from 2021	Change from 2020
Ordinary:
Policyholder reserves	$21,317	85,101	66,917	(63,784)	18,184
Investments	6,248	2,148	168	4,100	1,980
Deferred acquisition costs	74,657	66,905	63,162	7,752	3,743
Policyholder dividends accrued	836	10,068	21,384	(9,232)	(11,316)
Compensation and benefit accruals	10,462	11,360	16,653	(898)	(5,293)
Tax credit carry-forward	6,127	2,324	45,963	3,803	(43,639)
Section 807(f) reserves	7,455	8,835	10,437	(1,380)	(1,602)
Pension accrual	2,588			2,588	—
Nonadmitted asset	2,532	3,091	4,216	(559)	(1,125)
Other	2,155	4,266	3,904	(2,111)	362
Ordinary deferred tax assets	134,377	194,098	232,804	(59,721)	(38,706)

Statutory valuation allowance adjustment	(2,464)	—	—	(2,464)	—
Nonadmitted ordinary deferred tax assets	(53,951)	(22,478)	(79,002)	(31,473)	56,524
Admitted ordinary deferred tax assets	77,962	171,620	153,802	(93,658)	17,818

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Deferred tax assets (continued):	2022	2021	2020	Change from 2021	Change from 2020
Capital:
Investments	1,571	714	2,405	857	(1,691)
Net capital loss carryforward	561	—	—	561	—
Capital deferred tax assets	2,132	714	2,405	1,418	(1,691)
Nonadmitted capital deferred tax assets	(2,132)	—	(2,405)	(2,132)	2,405
Admitted capital deferred tax assets	—	714	—	(714)	714
Admitted deferred tax assets	77,962	172,334	153,802	(94,372)	18,532
Deferred tax liabilities:
Ordinary:
Investments	8,056	3,481	330	4,575	3,151
Section 807(f) reserves	6,291	12,780	6,474	(6,489)	6,306
Deferred and uncollected premium	371	20,762	20,401	(20,391)	361
Policyholder reserves - tax reform transition	8,957	11,943	14,929	(2,986)	(2,986)
Other	2,316	840	122	1,476	718
Ordinary deferred tax liabilities	25,991	49,806	42,256	(23,815)	7,550
Capital:
Investments	—	2,553	—	(2,553)	2,553
Subtotal	—	2,553	—	(2,553)	2,553
Deferred tax liabilities	25,991	52,359	42,256	(26,368)	10,103
Admitted deferred tax assets, net	$51,971	119,975	111,546	(68,004)	8,429

There was a statutory valuation allowance adjustment to gross deferred tax assets of $2,464 for the period ended December 31, 2022. There was no statutory valuation allowance adjustment to gross deferred tax assets or net change in the total valuation allowance adjustments as of, and for the period ended December 31, 2021.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2022	2021	2020	Change from 2021	Change from 2020
Total deferred tax assets	$136,509	194,812	235,209	(58,303)	(40,397)
Total deferred tax liabilities	(25,991)	(52,359)	(42,256)	26,368	(10,103)
Net deferred tax assets	110,518	142,453	192,953	(31,935)	(50,500)
Statutory valuation allowance adjustment	(2,464)	—	—	(2,464)	—
Net deferred tax assets	108,054	142,453	192,953	(34,399)	(50,500)
Tax effect of unrealized losses	354	(484)	3,758	838	(4,242)
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$108,408	141,969	196,711	(33,561)	(54,742)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2022	2021	2020
Income before taxes	$(36,298)	76,746	34,832
Dividends received deduction	(3,520)	(12,718)	(6,263)
Interest maintenance reserve	(4,310)	4,638	37
Change in equity of subsidiaries	(14,557)	(61,410)	(3,980)
Prior period adjustments	—	4,089	—
Change in non-admitted deferred tax assets	—	1,529	422
Transfer pricing	(10,746)	(4,903)	(2,428)
Tax credits	(5,484)	(3,878)	(5,232)
Reinsurance surplus adjustment	169,556	(3,155)	(4,813)
Statutory Reserve Adjustment	2,464	872	13,241
Other	327	5,623	(3,769)
Total statutory taxes	$97,432	7,433	22,047

Provision for federal income taxes	$63,856	(55,188)	34,224
Tax on capital gains	15	7,879	(1,292)
Change in net deferred income tax	33,561	54,742	(10,885)
Total statutory taxes	$97,432	7,433	22,047

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Total federal income taxes paid (including tax on capital gains) were $125,210 during the year ended December 31,2022, total federal income taxes received (including tax on capital gains) were $49,092 during the year ended December 31, 2021, and the total federal income taxes paid (including tax on capital gains) were $4,777 during the year ended December 31, 2020.

As of December 31, 2022, there are no net operating losses and capital loss carryforwards of $2,673 available for tax purposes expiring in 2027, while, as of December 31, 2021, there are no net operating losses or capital loss carryforwards available for tax purposes. As of December 31, 2022 and 2021, the Company has valuation allowances of $2,464 and $0. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards as a result of the Transaction. As of December 31, 2022 and 2021, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2022 and 2021, the Company has tax credit carryforwards of $6,127 and $2,324 which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ONLAC, NSLAC, KENW, MONT, SYRE, CMGO and SUNR and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2019, 2020 and 2021 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Pensions and Other Post-Retirement Benefit Plans

(a)	Home Office Pension Plan

The Company sponsors a funded qualified defined benefit pension plan covering all home office employees hired prior to January 1, 1998. This plan was amended effective December 31, 2019 to freeze the accrual of future benefits. This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company. Retirement benefits are based on years of service and the highest average earnings in five of the last ten years.

The measurement dates were December 31, 2022 and 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(b)	Home Office Post-Retirement Benefit Plan

The Company currently offers eligible retirees the opportunity to participate in a post-retirement health and group life plan. This plan was amended effective July 1, 2013, to provide participants younger than age 65 a fixed portion of the health insurance contract premium and for participants age 65 and older, a fixed dollar amount which the participant must use to independently purchase their own insurance. Previously, this plan provided all participants a fixed portion of the health insurance contract premium. The portion the Company pays is periodically increased and is a function of participant service. Only home office employees hired prior to January 1, 1998 may become eligible for these benefits provided that the employee meets the retirement age and years of service requirements.

This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2022 and 2021.

(c)	General Agents’ Pension Plan

The Company sponsors an unfunded, nonqualified defined benefit pension plan covering its general agents hired prior to January 1, 2005. This plan provides benefits based on years of service and average compensation during the final five and ten years of service.

The measurement dates were December 31, 2022 and 2021.

(d)	Agents’ Post-Retirement Benefits Plan

The Company sponsors a post-retirement health and group life plan. Only agents with contracts effective prior to January 1, 1998 who meet the retirement age and service requirements are eligible for these benefits. The health and group life plan is contributory, with retirees contributing approximately 50% of premium for coverage. As with all plan participants, the Company reserves the right to change the retiree premium contribution at renewal.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2022 and 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(e)	Obligations and Funded Status

Information regarding the funded status of the pension plans as a whole and other benefit plans as a whole as of December 31 is as follows:

	Pension benefits		Other benefits
	2022	2021	2022	2021
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$73,905	98,151	9,075	10,884
Service cost	12	676	34	47
Interest cost	2,161	2,559	244	234
Actuarial (gain) loss	(19,708)	(6,573)	(1,980)	(1,302)
Benefits paid *	(10,219)	(22,027)	(628)	(788)
Settlement/curtailment	1,816	1,119	(516)	—
Projected benefit obligation at end of year	$47,967	73,905	6,229	9,075

*	Benefits paid include amounts paid from both funded and unfunded benefit plans.

	Pension benefits		Other benefits
	2022	2021	2022	2021
Change in plan assets:
Fair value of plan assets at beginning of year	$76,050	70,928	—	—
Actual return on plan assets	(9,267)	10,021	—	—
Benefits and expenses paid	(8,414)	(4,899)	—	—
Fair value of plan assets at end of year	$58,369	76,050	—	—
Funded status	$10,401	2,145	(6,229)	(9,075)
Unrecognized net actuarial loss (gain)	7,019	12,381	1,677	4,172
Unrecognized prior service cost	—	—	—	(244)
Net prepaid (accrued) amount recognized	$17,420	14,526	(4,552)	(5,147)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Pension benefits		Other benefits
Funded Status:	2022	2021	2022	2021
Overfunded
Assets (nonadmitted)
Prepaid benefit costs	$—	—	—	—
Overfunded plan assets	—	—	—	—
Total assets (nonadmitted)	$—	—	—	—
Underfunded
Liabilities recognized
Net prepaid (accrued) amount recognized	$17,420	14,526	(4,552)	(5,147)
Liabilities for benefits	(7,019)	(12,381)	(1,677)	(3,928)
Total liabilities recognized	$10,401	2,145	(6,229)	(9,075)

	Pension benefits		Other benefits
	2022	2021	2022	2021
Amounts recognized in the statutory statements of admitted assets, liabilities, and capital and surplus consist of:
Prepaid benefit costs	$19,309	17,960	—	—
Accrued benefit costs	(1,889)	(3,434)	(4,552)	(5,147)
Surplus	(7,019)	(12,381)	(1,677)	(3,928)
Total liabilities recognized	$10,401	2,145	(6,229)	(9,075)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Pension benefits
	2022	2021	2020
Components of net periodic benefit cost:
Service cost	$12	676	659
Interest cost	2,161	2,559	3,009
Expected return on plan assets	(5,049)	(5,067)	(4,167)
Amortization of net loss	604	2,820	2,588
Settlement	1,181	5,557	1,721
Net periodic benefit cost	$(1,091)	6,545	3,810

	Other benefits
	2022	2021	2020
Components of net periodic benefit cost:
Service cost	$34	47	37
Interest cost	244	234	263
Amortization of prior service cost	(244)	(49)	(49)
Amortization of net loss	515	644	336
Curtailment	(516)	—	—
Net periodic benefit cost	$33	876	587

The following is attributable to pension plans whose accumulated benefit obligation exceeds plan assets as of December 31:

	Pension benefits
	2022	2021
Projected benefit obligation	$1,924	4,749
Accumulated benefit obligation	1,876	4,387
Prepaid pension cost	17,420	14,525

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(f)	Assumptions

	Pension benefits		Other benefits
	2022	2021	2022	2021
Weighted average assumptions used to determine net periodic cost at January 1:
Discount rate	3.10%	2.76%	2.99%	2.53%
Expected long-term return on plan assets	7.00%	7.50%	—	—
Rate of compensation increase	3.70%	3.56%	4.25%	4.25%
Health care cost trend rate assumed for next year:
Before 65	—	—	8.80%	8.80%
Age 65 and older	—	—	0.40%	0.50%
Rate to which the health cost trend rate is assumed to decline (the ultimate trend rate):
Before 65	—	—	8.70%	8.70%
Age 65 and older	—	—	0.30%	0.40%
Year that the rate reaches the ultimate trend rate	—	—	2025	2025

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.40%	3.10%	5.45%	2.99%
Rate of compensation increase	3.50%	3.70%	4.25%	4.25%

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	1 Percentage	1 Percentage
	point increase	point decrease
Effect on total of 2022 service cost and interest cost	$21	(18)
Effect on 2022 other post-retirement benefit obligation	305	(285)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(g)	Plan Assets

The following table presents the hierarchy of the Company's qualified pension plan assets at fair value as of December 31:

	Level 1	Level 2	Level 3	Total
2022
Bond funds	$20,757	—	—	20,757
Stock funds	37,611	—	—	37,611
Total assets	$58,368	—	—	58,368

2021
Bond funds	$31,245	—	—	31,245
Stock funds	44,805	—	—	44,805
Total assets	$76,050	—	—	76,050

The Company categorizes pension benefit plan assets consistent with the Fair Value Hierarchy as described in Note 5.

The assets of the Company’s Home Office Pension Plan (“the Plan”) are invested in group variable annuity contracts issued by the Company offering specific investment choices from various asset classes providing diverse and professionally managed options. As of December 31, 2022 and 2021, $43,095 and $56,283, respectively, of the Plan assets are funds that are affiliated with the Company. The assets are invested in a mix of stocks, bonds and real estate securities in allocations as determined from time to time by the Pension Plan Committee. The target allocations are designed to balance the Plan’s short-term liquidity needs and its long-term liabilities. The target allocations are currently 60% stocks and 40% bonds.

For diversification and risk control purposes, where applicable, each asset class is further divided into sub classes such as large cap, mid cap and small cap and growth, core and value for stocks and U.S. domestic, global and high yield for bonds. To the extent possible, each sub asset class utilizes multiple fund choices and no single fund contains more than 25% of the Plan assets (exclusive of any short-term increases in assets due to any Plan funding). The Plan performance is measured by a weighted benchmark consisting of stock and bond benchmarks in weights determined by the Pension Plan committee.

The overall expected long-term rate of return on assets is determined by a weighted average return of bond and stock indexes. Bond securities (including cash) make up 40% of the weighted average return and stocks make up 60% of the weighted average return.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following table shows the weighted average asset allocation by class of the Plan’s assets as of December 31:

	2022	2021
Stocks	64%	59%
Bonds	36	41
Total	100%	100%

(h)	Cash Flows

Contributions

The minimum funding requirement under The Employee Retirement Income Security Act of 1974 for 2022 was zero. No contributions were made to the qualified pension plan for the years ended December 31, 2022 or 2021, respectively. There is no planned contribution to the qualified pension plan for the 2023 plan year.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension benefits	Other benefits
2023	$7,907	670
2024	7,390	651
2025	6,603	631
2026	5,783	618
2027	6,034	550
2028-2032	21,220	2,217

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Pension benefits		Other benefits
	2022	2021	2022	2021
Amounts in unassigned funds (surplus) recognized in the next fiscal year as components of periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$12,381	32,718	3,928	5,825
Net prior service cost or credit recognized	—	—	244	49
Net gain and loss arising during the period	(3,576)	(10,408)	(1,980)	(1,302)
Net gain and loss recognized	(1,785)	(9,929)	(515)	(644)
Items not yet recognized as a component of net periodic cost - current year	$7,020	12,381	1,677	3,928

	Pension benefits		Other benefits
	2022	2021	2022	2021
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	(49)
Net recognized gains and losses	180	624	(391)	556

	Pension benefits		Other benefits
	2022	2021	2022	2021
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	(244)
Net recognized gains and losses	7,020	12,381	1,677	4,172

(i)	Other Plan Expenses

The Company also maintains a qualified contributory defined contribution profit-sharing plan covering substantially all employees. Company contributions to the profit-sharing plan are based on the net earnings of the Company and are payable at the sole discretion of management. The expense for contributions to the profit-sharing plan for 2022, 2021 and 2020 was $4,026, $4,472, and $3,665, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Employees hired on or after January 1, 1998 are covered by a defined contribution pension plan. The expense reported for this plan was $2,906, $3,351 and $2,618 in 2022, 2021 and 2020, respectively.

During 2020 the profit-sharing plan and the defined contribution pension plan were combined and are now being administered by a third party.

(j)	CNII Employees

The Company’s qualified pension and post-retirement benefit plans include participants who are employees of CNII. Participating CNII employees are vice presidents and other executive officers of CNII and devote substantially all of their time to service for the Company. Most of CNII’s employees were employees of the Company prior to January 1, 2001 and were participants in the benefit plan at that time.

(17)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000,000 shares ($1 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2022 and 2021. The Company has no preferred stock issued or outstanding.

During 2022, the Company received a capital contribution from its parent, CNII, of $401,364. During 2021, the Company received a capital contribution from its parent, CNII, of $182,737. This capital contribution consisted of ONFH and its subsidiaries, effective September 30, 2021. See Note 1 for additional details. This transaction resulted in an increase in surplus of $139,075, with the difference of $43,662 representing the non-admitted portion of the contribution. The Company did not receive a capital contribution from its parent, CNII, during 2020.

As part of the Transaction discussed in Note 1, on each of the first four anniversaries after the closing, Constellation will pay or cause to be paid an infusion of capital to ONLIC. Subsequent to the balance sheet date, CNII contributed $125,000 of capital to ONLIC in satisfaction of the first installment.

Surplus notes outstanding are as follows as of December 31:

	2022	2021
Surplus notes
6.875% fixed rate due 2042	$250,000	$250,000
5.000% fixed rate due 2031	4,139	4,099
5.800% fixed rate due 2027	5,940	5,926
8.500% fixed rate due 2026	49,925	49,903
Total	$310,004	$309,928

In June 2012, ONLIC issued a $250,000, 6.875% fixed rate surplus note due June 15, 2042. Interest on this surplus note is payable semi-annually on June 15 and December 15. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

In December 2011, ONLIC issued a $4,500, 5% fixed rate surplus note to Security Mutual Life Insurance Company of New York (“SML”), as payment for the purchase of the additional shares of NSLAC. This note matures on December 15, 2031. Interest on this surplus note is payable semi-annually on December 15 and June 15. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

In April 2007, ONLIC issued a $6,000, 5.8% fixed rate surplus note to SML, as payment for the purchase of a portion of the shares of NSLAC. This note matures on April 1, 2027. Interest on this surplus note is payable semi-annually on April 1 and October 1. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

In May 1996, ONLIC issued $50,000, 8.5% fixed rate surplus notes due May 15, 2026. Interest on this surplus note is payable semi-annually on May 15 and November 15. ONLIC may not redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

Except as provided in Section 3901.72 of the Ohio Revised Code, the notes are not part of the legal liabilities of the Company and are not a liability or claim against the Company or any of its assets. Interest payments, scheduled semi-annually, must be approved for payment by the Department. The Company paid $22,011 in interest related to these notes in 2022, 2021 and 2020. Principal payments must also be approved by the Department. Interest expense for surplus notes is not recognized on the Statutory Statements of Operations until it has been approved by the Department.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2022 and 2021 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ONLIC to CNII is limited by Ohio insurance laws. The maximum dividend that may be paid to CNII without prior approval of the Director of Insurance is limited to the greater of ONLIC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $197,000 may be paid by ONLIC to CNII in 2023 without prior approval. Dividends of $419,000, $115,000 and $40,000 were declared and paid by ONLIC to CNII in 2022, 2021 and 2020, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Subsidiary Dividends

The following table details the dividends received from each of the Company’s subsidiaries and included in investment income for the years:

	2022	2021	2020
SUNR	$30,027	253,000	—
ONII	10,300	9,400	6,950
ONLAC	20,000	—	12,000
	$60,327	262,400	18,950

The payment of dividends by ONLAC to ONLIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $34,000 may be paid by ONLAC to ONLIC in 2023 without prior approval. ONLAC declared and paid ordinary dividends to ONLIC of $20,000, $0 and $12,000 in 2022, 2021 and 2020, respectively. No extraordinary dividends were declared or paid by ONLAC to ONLIC during 2022, 2021 or 2020.

The payment of dividends by CMGO to ONLIC is limited by Ohio insurance laws. CMGO may pay to its stockholder, ONLIC, a dividend from unassigned surplus at the end of any calendar quarter in which CMGO’s unassigned surplus is equal to the amount required for CMGO to have company action level RBC of 200%, after adjusting its capital level and its RBC level for such dividend. No dividends were declared or paid by CMGO in 2022, 2021 or 2020.

The payment of dividends by SUNR to ONLIC is limited by the SUNR plan of operations, which was approved by the Ohio Department of Insurance. SUNR declared and paid extraordinary dividends to ONLIC of $253,000 in 2021. SUNR declared an extraordinary dividend of $200,000 to ONLIC as of December 31, 2021 that was paid in March 2022. Due to dividend limitations, $30,027 was classified as a dividend with the remaining $169,973 classified as a return of capital. SUNR declared an extraordinary dividend to ONLIC of $25,000 on ONLIC as of December 31, 2022 that was paid in February 2023. No ordinary dividends were paid by SUNR to ONLIC during 2022 or 2021. No dividends were declared or paid during 2020.

The payment of dividends by NSLAC to ONLIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of NSLAC’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or NSLAC’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $3,000 may be paid by NSLAC to ONLIC in 2023 without prior approval. No dividends were declared or paid by NSLAC in 2022, 2021 or 2020.

MONT and KENW are subject to limitations, imposed by the State of Vermont, on the payment of dividends to their stockholder, ONLIC. Generally, dividends during any year may not be paid, without prior regulatory approval. No dividends were declared or paid by MONT to ONLIC in 2022, 2021 or 2020. No dividends were declared or paid by KENW to ONLIC in 2022, 2021 or 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(18)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and limited partnerships of $173,011 and $91,333 as of December 31, 2022 and 2021, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(19)	Leases

The Company leases office equipment under various noncancelable operating lease agreements that expire through December 2025. Rental expense under these leases was $543, $663 and $675 for the years ended December 31, 2022, 2021 and 2020, respectively. The Company also leases its home office from CNII under a noncancelable lease agreement that expires in September 2031. Rental expense under this lease was $2,793 for the years ended December 31, 2022, 2021 and 2020. The minimum aggregate rental commitments under these leases are as follows:

2023	$3,669
2024	3,091
2025	3,004
2026	2,912
2027	2,915
Thereafter	10,557
Total	$26,148

(20)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company, along with its affiliates, are a party to four court cases stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue in all of the cases is a disputed interpretation of certain language in ONLIC’s contracts with the broker dealers who sold ONLIC’s annuities. One case purports to be on behalf of a class, and a motion for class certification has been filed, but no class has been certified. Eleven previously pending court cases and nine previously pending Financial Industry Regulatory Authority (“FINRA”) arbitrations have been resolved. The next case currently set for trial is in December 2023. The Company expects to continue to vigorously defend itself against these allegations. However, litigation is inherently uncertain and the outcome thereof cannot be predicted. Accordingly, it is possible that the ultimate outcome in one or more of the proceedings may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

(21)	Related-Party Transactions

During the year ended December 31, 2021, SUNR returned capital to the Company of $169,973 (See Note 17 for additional information). The Company made capital contributions of $165,000 to SUNR during the year ended December 31, 2020.

The Company has a written agreement to provide services for personnel, data processing and supplies to ONLAC, which either party may terminate upon a thirty-day notice. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $55,984, $53,403 and $59,692 in 2022, 2021 and 2020, respectively. These amounts include pension costs for the personnel furnished to the Company. At December 31, 2022 and 2021, ONLIC owed ONLAC $762, and ONLAC owed ONLIC $5,006, respectively.

The Company paid $4,943, $5,030 and $4,785 for rent and operating expenses of the home office to CNII for the years ended December 31, 2022, 2021 and 2020, respectively.

CNII provides services for executive management and data processing equipment placed in service after December 31, 2000, to ONLIC. For the years ended December 31, 2022, 2021 and 2020, ONLIC recorded expenses of $24,676, $20,910 and $20,899, respectively, for these services.

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ONLIC maintains a common checking account. It is ONLIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ONLIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ONLIC for the other parties. Settlement is made daily for each party’s needs to or from the common account. It is ONLIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ONLIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2022, 2021 and 2020 was $69, $0 and $301, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. The Company held the following balances for the participating entities in payable to parent, subsidiaries and affiliates as of December 31:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2022	2021
CIHI	$759	(373)
CNII	22,084	26,824
ONLAC	24,678	6,903
MONT	951	(5,601)
KENW	856	(1,000)
CMGO	5,578	6,008
SYRE	44,280	14,813
SUNR	78,692	28,326
ONII	7,023	7,714
ON Flight Inc.	80	27
ONTech, LLC	(4,181)	(1,855)
ON Foreign Holdings, LLC	(314)	1,257
Financial Way Realty, Inc.	18	315
Total	$180,504	83,358

(22)	Accounting Changes and Corrections of Errors

The Company's December 31, 2022 statutory financial statements reflect a prior period adjustment relating to the recording of premiums assumed from KENW. The events contributing to the adjustment impact surplus as follows:

Premiums and annuity considerations for life and accident and health contracts	$1,165
Federal and foreign income taxes incurred (excluding taxes on capital gains)	(244)
Increase in surplus	$921

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of current income taxes. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(4,089)
Decrease in surplus	$(4,089)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of disability income benefits. As of December 31, 2020, disability benefits were understated by $1,984. As a result, surplus was overstated by $1,567. The events contributing to the adjustment impact surplus as follows:

Disability benefits and benefits under accident and health contracts	$(1,984)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	417
Decrease in surplus	$(1,567)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of a previously deferred gain on external reinsurance that should have been recognized in prior years. Surplus as a result of reinsurance as of December 31, 2020 was overstated by $1,731. The net impact to 2021 surplus was zero. The events contributing to the adjustment impact surplus as follows:

Decrease in surplus as a result of reinsurance	$1,731
Increase in surplus	(1,731)
$-

The Company’s December 31, 2020 statutory financial statements reflect a change in valuation basis for annuity reserves and other deposit funds associated with the adoption of VM-21. The change is effective for all policies in force. The impact of the change relating to reserves as of December 31, 2019 and prior was $63,050 and is reflected as an increase to unassigned surplus and a decrease to reserves for future policy benefits for annuity and other deposit funds.

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of income taxes, primarily related to calculation changes in the intercompany tax transfer pricing chargebacks. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(1,188)
Decrease in surplus	$(1,188)

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording and valuation of unrealized gains and losses. As of December 31, 2020, the unrealized gains and losses were overstated by $993. The events contributing to the adjustment impact surplus as follows:

Change in net unrealized capital gains	$993
Increase in surplus	$993

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

Schedule I

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2022

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$17,961	$17,876	17,961
Obligations of states and political subdivisions	957,958	742,379	957,958
Debt securities issued by foreign governments	6,999	5,415	6,999
Corporate securities	4,256,049	3,547,406	4,256,049
Asset-backed securities	229,205	213,806	229,205
Mortgage-backed securities	658,565	589,329	658,565
Total fixed maturity available-for-sale securities	6,126,737	5,116,211	6,126,737
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	417,640	535,337	535,337
Nonredeemable preferred stocks	16,335	15,351	16,335
Total equity securities at fair value	433,975	550,688	551,672
Mortgage loans on real estate, net	1,118,912		1,118,912
Real estate, net:
Investment properties	30,891		22,803	[2]
Total real estate, net	30,891		22,803
Contract loans	900,976		900,976
Other long-term investments[3]	394,543		384,912	[4]
Securities lending reinvested collateral assets	113,940		113,940
Receivable for securities	938		938
Cash and cash equivalents	184,450		184,450
Short-term investments	102,020		102,020
Total investments	$9,407,382		9,507,360

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

[2]	Difference from Column B is due to adjustments for accumulated depreciation.

[3]	Included in totals are Derivatives and Other Invested Assets.

[4]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and to unrealized gains and/or losses of investments in hedging operations.

See accompanying report of independent registered public accounting firm.

Schedule III

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Supplementary Insurance Information

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2022:
Individual life insurance	$—	700,004	81	50,732	560,698
Pension and annuities	—	1,759,963	—	506	(414,134)
Other insurance	—	21,716	52	679	4,677
Corporate	—	—	—	—	58
Total	$—	2,481,683	133	51,917	151,299
2021:
Individual life insurance	$—	4,982,637	2,203	147,324	728,495
Pension and annuities	—	2,187,252	—	796	126,092
Other insurance	—	35,004	95	819	5,052
Corporate	—	—	—	—	23
Total	$—	7,204,893	2,298	148,939	859,662
2020:
Individual life insurance	$—	4,520,274	1,517	155,122	792,180
Pension and annuities	—	2,564,521	—	1,116	515,853
Other insurance	—	39,145	58	832	5,373
Corporate	—	—	—	—	32
Total	$—	7,123,940	1,575	157,070	1,313,438

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses[3]	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premiums written[4]
2022:
Individual life insurance	$155,089	732,303	—	80,096
Pension and annuities	112,728	1,254,047	—	113,186
Other insurance	1,717	3,289	—	2,880
Corporate	86,157	15,857	—	100,041
Total	$355,691	2,005,496	—	296,203
2021:
Individual life insurance	$209,652	704,362	—	127,464
Pension and annuities	126,082	2,468,552	—	123,529
Other insurance	1,989	160	—	3,783
Corporate	264,890	14,930	—	62,063
Total	$602,613	3,188,004	—	316,839
2020:
Individual life insurance	$192,662	701,346	—	162,471
Pension and annuities	135,826	2,496,720	—	114,271
Other insurance	2,010	2,163	—	2,714
Corporate	(22,815)	16,285	—	42,222
Total	$307,683	3,216,514	—	321,678

[1]	Acquisition costs are not capitalized under statutory accounting.

[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	Policyholders’ dividends on participating policies are included in Column H amounts.

[4]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Reinsurance

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2022:
Life insurance in force	$24,434,926	96,456,288	86,174,978	14,153,616	608.9%

Premiums:
Life insurance	645,816	197,989	112,929	560,756	20.1%
Pension and annuities	402,276	819,413	3,003	(414,134)	(0.7)%
Accident and health insurance	9,390	4,713	—	4,677	—%
Total	$1,057,482	1,022,115	115,932	151,299	76.6%
2021:
Life insurance in force	$27,627,304	92,146,244	91,726,230	27,207,290	337.1%

Premiums:
Life insurance	755,020	135,505	109,003	728,518	15.0%
Pension and annuities	600,929	477,826	2,989	126,092	2.4%
Accident and health insurance	10,169	5,117	—	5,052	—%
Total	$1,366,118	618,448	111,992	859,662	13.0%
2020:
Life insurance in force	$28,058,352	97,552,879	96,933,961	27,439,434	353.3%

Premiums:
Life insurance	797,721	112,141	106,632	792,212	13.5%
Pension and annuities	720,369	207,501	2,985	515,853	0.6%
Accident and health insurance	10,843	5,470	—	5,373	—%
Total	$1,528,933	325,112	109,617	1,313,438	8.3%

See accompanying report of independent registered public accounting firm.

Schedule V

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Valuation and Qualifying Accounts

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2022:
Valuation allowances –
None	$—	—	—	—	—
2021:
Valuation allowances –
None	$—	—	—	—	—
2020:
Valuation allowances –
None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.